                                                                     EXHIBIT 4.1


                       CERTIFICATES FOR HOME EQUITY LOANS
                                  SERIES 2001-D


                         POOLING AND SERVICING AGREEMENT

                                      among

                      CONSECO FINANCE SECURITIZATIONS CORP.
                                    as Seller

                                       and

                              CONSECO FINANCE CORP.
                           as Originator and Servicer

                                       and

                      U.S. BANK TRUST NATIONAL ASSOCIATION
              not in its individual capacity but solely as Trustee
                                       of

                  CONSECO FINANCE HOME EQUITY LOAN TRUST 2001-D

                           Dated as of October 1, 2001

                               TABLE OF CONTENTS

                                                                            Page

ARTICLE I              DEFINITIONS..........................................1-1

         SECTION 1.01  General..............................................1-1
         SECTION 1.02  Specific Terms.......................................1-1
         SECTION 1.03  Calculations........................................1-40

ARTICLE II             ESTABLISHMENT OF TRUST; TRANSFER OF LOANS............2-1

         SECTION 2.01  Closing..............................................2-1
         SECTION 2.02  Conditions to the Closing............................2-1
         SECTION 2.03  Conveyance of the Subsequent Loans...................2-3
         SECTION 2.04  Acceptance by Trustee................................2-5
         SECTION 2.05  REMIC Provisions.....................................2-5
         SECTION 2.06  Seller Option to Substitute for Prepaid Loans........2-9

ARTICLE III            REPRESENTATIONS AND WARRANTIES.......................3-1

         SECTION 3.01  Representations and Warranties Regarding
                       the Seller...........................................3-1
         SECTION 3.02  Representations and Warranties Regarding
                       Each Loan............................................3-2
         SECTION 3.03  Additional Representations and Warranties............3-5
         SECTION 3.04  Representations and Warranties Regarding the
                       Loans in the Aggregate...............................3-6
         SECTION 3.05  Representations and Warranties Regarding the
                       Loan Files...........................................3-8
         SECTION 3.06  Repurchases of Loans for Breach of
                       Representations and Warranties.......................3-8
         SECTION 3.07  No Repurchase Under Certain Circumstances...........3-10
         SECTION 3.08  Reassignment of Repurchased and Replaced Loans......3-11
         SECTION 3.09  Certain Representations and Warranties Regarding
                       Perfection of the Loans.............................3-11

ARTICLE IV             PERFECTION OF TRANSFER AND PROTECTION OF
                       SECURITY INTERESTS...................................4-1

         SECTION 4.01  Transfer of Loans....................................4-1
         SECTION 4.02  Costs and Expenses...................................4-1

ARTICLE V              SERVICING OF LOANS...................................5-1

         SECTION 5.01  Responsibility for Loan Administration...............5-1
         SECTION 5.02  Standard of Care.....................................5-1
         SECTION 5.03  Records..............................................5-1
         SECTION 5.04  Inspection...........................................5-1
         SECTION 5.05  Certificate Account..................................5-2
         SECTION 5.06  Enforcement..........................................5-5
         SECTION 5.07  Trustee to Cooperate.................................5-6
         SECTION 5.08  Costs and Expenses...................................5-7
         SECTION 5.09  Maintenance of Insurance.............................5-7
         SECTION 5.10  Merger or Consolidation of Servicer..................5-7

                               TABLE OF CONTENTS
                                  (continued)

                                                                            Page

ARTICLE VI             REPORTS AND TAX MATTERS..............................6-1

         SECTION 6.01  Monthly Reports......................................6-1
         SECTION 6.02  Officer's Certificate................................6-1
         SECTION 6.03  Other Data...........................................6-1
         SECTION 6.04  Annual Report of Accountants.........................6-1
         SECTION 6.05  Statements to Certificateholders.....................6-1
         SECTION 6.06  Payment of Taxes.....................................6-3

ARTICLE VII            SERVICE TRANSFER.....................................7-1

         SECTION 7.01  Events of Termination................................7-1
         SECTION 7.02  Transfer.............................................7-1
         SECTION 7.03  Trustee to Act; Appointment of Successor.............7-2
         SECTION 7.04  Notification to Certificateholders...................7-3
         SECTION 7.05  Effect of Transfer...................................7-3
         SECTION 7.06  Transfer of Certificate Account......................7-3

ARTICLE VIII           PAYMENTS.............................................8-1

         SECTION 8.01  Monthly Payments.....................................8-1
         SECTION 8.02  Advances.............................................8-2
         SECTION 8.03  [Reserved]...........................................8-2
         SECTION 8.04  Permitted Withdrawals from the Certificate
                       Account; Payments....................................8-2
         SECTION 8.05  [Reserved]...........................................8-7
         SECTION 8.06  Class R Certificateholder's Purchase Option;
                       Increase in Class A-5 Interest Rate..................8-7
         SECTION 8.07  Intermediate REMIC and Subsidiary REMIC
                       Distributions........................................8-9
         SECTION 8.08  Pre-Funding Account.................................8-11
         SECTION 8.09  Yield Maintenance Reserve Funds.....................8-12
         SECTION 8.10  Basis Risk Reserve Fund.............................8-13
         SECTION 8.11  Allocation of Realized Loss Amounts.................8-14

ARTICLE IX             THE CERTIFICATES AND THE CLASS R CERTIFICATE.........9-1

         SECTION 9.01  The Certificates and the Class R Certificate.........9-1
         SECTION 9.02  Registration of Transfer and Exchange of
                       Certificates and the Class R Certificate.............9-2
         SECTION 9.03  No Charge; Disposition of Void Certificates
                       or Class R Certificate...............................9-6
         SECTION 9.04  Mutilated, Destroyed, Lost or Stolen
                       Certificates or Class R Certificate..................9-7
         SECTION 9.05  Persons Deemed Owners................................9-7
         SECTION 9.06  Access to List of Certificateholders'
                       Names and Addresses..................................9-7
         SECTION 9.07  Authenticating Agents................................9-8

                               TABLE OF CONTENTS
                                  (continued)

                                                                            Page

ARTICLE X              INDEMNITIES.........................................10-1

         SECTION 10.01 Real Estate.........................................10-1
         SECTION 10.02 Liabilities to Obligors.............................10-1
         SECTION 10.03 Tax Indemnification.................................10-1
         SECTION 10.04 Servicer's Indemnities..............................10-1
         SECTION 10.05 Operation of Indemnities............................10-1
         SECTION 10.06 REMIC Tax Matters...................................10-2

ARTICLE XI             THE TRUSTEE.........................................11-1

         SECTION 11.01 Duties of Trustee...................................11-1
         SECTION 11.02 Certain Matters Affecting the Trustee...............11-2
         SECTION 11.03 Trustee Not Liable for Certificates,
                       Class R Certificate or Loans........................11-3
         SECTION 11.04 Trustee May Own Certificates........................11-3
         SECTION 11.05 Rights of Certificateholders to Direct
                       Trustee and to Waive Events of Termination..........11-3
         SECTION 11.06 The Servicer to Pay Trustee's Fees and
                       Expenses............................................11-3
         SECTION 11.07 Eligibility Requirements for Trustee................11-4
         SECTION 11.08 Resignation or Removal of Trustee...................11-5
         SECTION 11.09 Successor Trustee...................................11-5
         SECTION 11.10 Merger or Consolidation of Trustee..................11-6
         SECTION 11.11 Tax Returns.........................................11-6
         SECTION 11.12 Obligor Claims......................................11-6
         SECTION 11.13 Appointment of Co-Trustee or Separate Trustee.......11-7
         SECTION 11.14 Trustee and U.S. Bancorp............................11-8
         SECTION 11.15 Trustee Advances....................................11-8

ARTICLE XII            MISCELLANEOUS.......................................12-1

         SECTION 12.01 Servicer Not to Resign; Delegation of
                       Servicing Duties....................................12-1
         SECTION 12.02 Conseco Finance Corp. and Seller Not to
                       Engage in Certain Transactions with Respect to
                       the Trust...........................................12-1
         SECTION 12.03 Maintenance of Office or Agency.....................12-1
         SECTION 12.04 Termination.........................................12-1
         SECTION 12.05 Acts of Certificateholders..........................12-4
         SECTION 12.06 Assignment or Delegation by Company.................12-5
         SECTION 12.07 Amendment...........................................12-5
         SECTION 12.08 Notices.............................................12-7
         SECTION 12.09 Merger and Integration..............................12-8
         SECTION 12.10 Headings............................................12-8
         SECTION 12.11 Governing Law.......................................12-8

Exhibit A   -- Form of Class A-[1][2][3][4][5][IO] Certificate
Exhibit B   -- Form of Class M-[1][2] Certificate

                               TABLE OF CONTENTS
                                  (continued)



Exhibit C   -- Form of Class B-[1][2] Certificate
Exhibit D   -- Form of Assignment
Exhibit E-1 -- Form of Certificate of Officer of Originator
Exhibit E-2 -- Form of Certificate of Officer of Seller
Exhibit F   -- Form of Opinion of Counsel for the Originator
Exhibit G   -- Form of Trustee's Acknowledgment
Exhibit H   -- Form of Certificate of Servicing Officer
Exhibit I   -- Form of Class B-3I Certificate
Exhibit J-1 -- Form of Certificate Regarding Repurchased Loans
Exhibit J-2 -- Form of Certificate Regarding Eligible Substitute Loans Exhibit J-3 -- Form of Certificate Regarding Substitution for Prepaid Loans Exhibit J-4 -- Servicer Request for Release of Loan File
Exhibit K   -- Form of Representation Letter
Exhibit L   -- List of Initial and Additional Loans
Exhibit M   -- Form of Monthly Report
Exhibit N   -- Form of Addition Notice
Exhibit O   -- Form of Subsequent Transfer Instrument
Exhibit P   -- Form of Officer's Certificate (Subsequent Transfer)
Exhibit Q   -- Form of Class R Certificate
Exhibit R   -- Form of Class P Certificate

         AGREEMENT, dated as of October 1, 2001, among Conseco Finance Securitizations Corp., a corporation organized and existing under the laws of the State of Minnesota, as Seller (the "Seller"), Conseco Finance Corp., a corporation organized and existing under the laws of the State of Delaware as originator of the home equity loans and home improvement loans described herein (the "Originator"), and as initial Servicer (the "Servicer"), and U.S. Bank Trust National Association, a national banking association organized and existing under the laws of the United States, not in its individual capacity but solely as Trustee (the "Trustee") of Conseco Finance Home Equity Loan Trust 2001-D (the "Trust").

         WHEREAS, in the regular course of its business, Conseco Finance Corp. purchases, originates and services home equity and home improvement loans, which loans provide for installment payments by or on behalf of the borrowers and grant mortgages, deeds of trust or security deeds on certain real estate securing such loans;

         WHEREAS, the Seller, in the ordinary course of its business, acquires pools of home equity loans and home improvement loans and other receivables from Conseco Finance Corp. and arranges the securitization of those receivables;

         WHEREAS, the Seller intends to sell the Certificates (as defined herein), to be issued hereunder in thirteen classes (each, a "Class"), which, together with the Class R Certificate (as defined herein), in the aggregate will evidence the entire beneficial ownership interest in the Trust Fund (as defined herein), consisting primarily of the Loans (as defined herein);

         WHEREAS, the Seller, the Originator, the Servicer and the Trustee wish to set forth the terms and conditions on which the Trustee, on behalf of the Certificateholders (as defined herein) will acquire the Loans and the Servicer will service the Loans;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto agree as provided herein:

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

         SECTION 1.01 General. For the purpose of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the terms defined in this Article include the plural as well as the singular, the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular article, section or other subdivision, and Section references refer to Sections of this Agreement.

         SECTION 1.02 Specific Terms.

         "Accrual Period" and "related Accrual Period" means, with respect to any Payment Date, the period from and including the prior Payment Date (or, with respect to the first Payment Date, from and including the Closing Date) to but excluding such Payment Date.

         "Addition Notice" means, with respect to the transfer of Subsequent Loans to the Trust pursuant to Section 2.03 of this Agreement, a notice, substantially in the form of Exhibit N, which shall be given not later than five Business Days prior to the related Subsequent Transfer Date, of the Seller's designation of Subsequent Loans, as applicable, to be sold to the Trust and the aggregate Cut-off Date Principal Balances of such Subsequent Loans.

         "Additional Loan" means a Loan identified as such on the List of Loans attached hereto as Exhibit L.

         "Adjusted Net WAC Cap Rate" means, for any Payment Date, the Net WAC Cap Rate minus a fraction, expressed as a percentage,

         (a) the numerator of which is the product of (i) 8.80% per annum times
         (ii) (A) the sum of the Subsidiary Interest Adjusted Principal Balance of the (1) Class S-2(1) Interest through and including the September 2002 Payment Date, (2) Class S-2(2) Interest through and including the March 2003 Payment Date, (3) Class S-2(3) Interest through and including the September 2003 Payment Date and (4) Class S-2(4) Interest through and including the March 2004 Payment Date, and (B) 0 after the March 2004 Payment Date, and

         (b) the denominator of which is the sum of the Subsidiary Interest Adjusted Principal Balance of the Class S-1 and Class S-2 Interests.

         "Advance" means, with respect to any Payment Date, the amounts, if any, deposited by the Servicer or the Trustee, as applicable, in the Certificate Account for such Payment Date pursuant to Section 8.02.

         "Advance Payment" means any payment by an Obligor in advance of the Due Period in which it would be due under such Loan and which payment is not a Principal Prepayment.

         "Affiliate" of any specified Person means any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control"


                                      1-1
when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" or "controlled" have meanings correlative to the foregoing.

         "Aggregate Certificate Principal Balance" means the sum of the Class A-1a, Class A-1b, Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class M-2, Class B-1, Class B-2 and Class P Principal Balances.

         "Agreement" means this Pooling and Servicing Agreement, as it may be amended from time to time.

         "Amount Available" means, for any Payment Date, an amount equal to:

         (a)      the sum of

                  (i) the amount on deposit in the Certificate Account as of the close of business on the last day of the related Due Period (other than any amounts therein attributable to Prepayment Charges), plus

                  (ii) any Advances deposited in the Certificate Account with respect to such Payment Date, minus

         (b)      the sum of

                  (i)      the Amount Held for Future Distribution,

                  (ii) amounts withdrawn by the Trustee from the Certificate Account pursuant to clauses (ii) through (v) of
                           Section 8.04(a), and

                  (iii) any amounts on deposit in the Certificate Account as of the close of business on the last day of the related Due Period representing collections in respect of Principal Prepayments in Full (other than any amounts referred to in Section 2.06(vii)) on Loans for which a substitution has been made in accordance with Section 2.06.

         "Amount Held for Future Distribution" means, for any Payment Date, the total of the amounts held in the Certificate Account in respect of the Loans on the last day of the preceding Due Period on account of Advance Payments in respect of such Due Period.

         "Applicants" has the meaning assigned in Section 9.06.

         "Authenticating Agent" means any authenticating agent appointed pursuant to Section 9.07.

         "Average Sixty-Day Delinquency Ratio Test" means, to be considered "satisfied" for any Payment Date, that the arithmetic average of the Sixty-Day Delinquency Ratio for the Loans for


                                      1-2
such Payment Date and for the two immediately preceding Payment Dates is less than or equal to 38% of the Senior Enhancement Percentage.

         "Balloon Loan" means a Loan that provides for the payment of the unamortized principal balance of such Loan in a single payment at the maturity of such Loan that is greater than the preceding monthly payments.

         "Basis Risk Carryover Shortfall" means the Class A-1a Basis Risk Carryover Shortfall, the Class A-1b Basis Risk Carryover Shortfall, the Class A-2 Basis Risk Carryover Shortfall, the Class A-3 Basis Risk Carryover Shortfall, the Class A-4 Basis Risk Carryover Shortfall, the Class A-5 Basis Risk Carryover Shortfall, the Class M-1 Basis Risk Carryover Shortfall, the Class M-2 Basis Risk Carryover Shortfall, the Class B-1 Basis Risk Carryover Shortfall or the Class B-2 Basis Risk Carryover Shortfall, as applicable.

         "Basis Risk Reserve Fund" means a separate trust account created and maintained pursuant to Section 8.10 in the name of the Trust in an Eligible Institution.

         "Basis Risk Reserve Shortfall" means, for any Payment Date, the lesser of (a) Excess Cashflow less distributions made on such Payment Date pursuant to clauses (i) through (xi)(A) of Section 8.04(e) and (b) the excess, if any, of
(A) $5,000 over (B) the amount on deposit in the Basis Risk Reserve Fund, after any deposit therein pursuant to Section 8.04(e)(xi)(A), less the sum of the Unpaid Class A, Class M-1, Class M-2, Class B-1 and Class B-2 Basis Risk Carryover Shortfalls for such Payment Date (after payments under Section 8.09 and before distributions pursuant to Section 8.10 on such Payment Date).

         "Book-Entry Certificate" means any Certificate registered in the name of the Depository or its nominee, ownership of which is reflected on the books of the Depository or on the books of a person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository).

         "Business Day" means any day other than

         (a)      a Saturday or a Sunday, or

         (b) another day on which banking institutions in the city in which the Person taking action hereunder are authorized or obligated by law, executive order, or governmental decree to be closed.

         "Calculation Agent" means the Person who establishes LIBOR with respect to each Interest Reset Period. The Calculation Agent shall be the Trustee unless the Trustee is unable or unwilling so to act, in which case the Calculation Agent shall be a financial institution appointed by the Seller.

         "Cap Provider Fee" means, with respect to each Payment Date occurring prior to May 1, 2004, $124,000.

         "Certificate" means a Certificate for Home Equity Loans, Series 2001-D, Class A-1a, Class A-1b, Class A-2, Class A-3, Class A-4, Class A-5, Class A-IO, Class M-1, Class M-2,


                                      1-3

Class B-1, Class B-2, Class B-3I or Class P Certificate, all executed and delivered by the Trustee substantially in the form of Exhibit A-1, A-2, B, C, I or R, as applicable, but does not include the Class R Certificate.

         "Certificate Account" means a separate trust account created and maintained pursuant to Section 5.05 in the name of the Trust in an Eligible Institution.

         "Certificate Owner" means the person who is the beneficial owner of a Book-Entry Certificate or, if Definitive Certificates have been issued, Certificateholders.

         "Certificate Register" means the register maintained pursuant to
Section 9.02.

         "Certificate Registrar" or "Registrar" means the registrar appointed pursuant to Section 9.02.

         "Certificateholder" or "Holder" means the person in whose name a Certificate or Class R Certificate is registered on the Certificate Register, except that, solely for the purposes of giving any consent, waiver, request or demand pursuant to this Agreement, any Certificate or Class R Certificate registered in the name of the Originator or the Seller or any of their Affiliates shall be deemed not to be outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite Percentage Interest necessary to effect any such consent, request, waiver or demand has been obtained; provided, however, that, solely for the purpose of determining whether the Trustee is entitled to rely upon any such consent, waiver, request or demand, only Certificates or Class R Certificate which the Trustee knows to be so owned shall be so disregarded.

         "Class A," "Class A-IO," "Class M," "Class B," 'Class B-3I," "Class P" or "Class R" means pertaining to Class A Certificates, Class A-IO Certificates, Class M Certificates, Class B Certificates, Class B-3I Certificates, the Class P Certificate and/or the Class R Certificate, as the case may be.

         "Class A Certificates" means the Class A-1a, Class A-1b, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates, collectively.

         "Class A Current Interest Amount" means, for any Payment Date and the related Accrual Period, an amount equal to the sum of interest at (i) the Class A-1a Interest Rate on the Class-A-1a Principal Balance, (ii) the Class A-1b Interest Rate on the Class-A-1b Principal Balance, (iii) the Class A-2 Interest Rate on the Class-A-2 Principal Balance, (iv) the Class A-3 Interest Rate on the Class-A-3 Principal Balance, (v) the Class A-4 Interest Rate on the Class-A-4 Principal Balance, and (vi) the Class A-5 Interest Rate on the Class-A-5 Principal Balance.

         "Class A Formula Interest Distribution Amount" means, as to any Payment Date and each Class of Class A Certificates, the sum of (a) that portion of the Class A Current Interest Amount accrued in respect of such Class and (b) the Unpaid Class A Interest Carry Forward Amount for such Class.

         "Class A Formula Principal Distribution Amount" means, for any Payment Date, the excess of:


                                      1-4

         (a)      the Class A Principal Balance over

         (b)      the lesser of

                  (i)      61.50% of the Pool Scheduled Principal Balance, and

                  (ii)     the Pool Scheduled Principal Balance less the OC
                           Floor.

         "Class A Interest Carry Forward Amount" means, as to any Payment Date and each Class of Class A Certificates, the excess, if any, of the Class A Formula Interest Distribution Amount for such Class over the amount distributed on such Payment Date to such Class in respect of interest under Sections 8.04(b) and 8.04(e)(ii).

         "Class A Principal Balance" means, for any Payment Date, the sum of the Class A-1a, Class A-1b, Class A-2, Class A-3, Class A-4 and Class A-5 Principal Balances.

         "Class A-1a Basis Risk Carryover Shortfall" means, for any Payment Date and the related Accrual Period, the excess, if any, of

         (a) an amount equal to interest on the Class A-1a Principal Balance at the lesser of LIBOR plus the Class A-1a Margin and 15.00% per annum, over

         (b) that portion of the Class A Current Interest Amount calculated in respect of the Class A-1a Principal Balance.

         "Class A-1a Certificate" means any one of the Class A-1a Certificates executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form set forth in Exhibit A-1 and evidencing an interest designated as a "regular interest" in the Master REMIC for purposes of the REMIC Provisions.

         "Class A-1a Distribution Amount" means, for any Payment Date, the amount to be distributed to the Class A-1a Certificateholders pursuant to Sections 8.04, 8.09 and 8.10 on such Payment Date.

         "Class A-1a Interest Rate" means a floating rate per annum equal to the least of (a) LIBOR plus the Class A-1a Margin, (b) the Adjusted Net WAC Cap Rate, and (c) 15.00% per annum.

         "Class A-1a Margin" means 0.25%.

         "Class A-1a Principal Balance" means, for any Payment Date, the Original Class A-1a Principal Balance less all amounts distributed to Holders of Class A-1a Certificates in respect of principal on prior Payment Dates.

         "Class A-1b Basis Risk Carryover Shortfall" means, for any Payment Date and the related Accrual Period, the excess, if any, of


                                      1-5

         (a) an amount equal to interest on the Class A-1b Principal Balance at 3.26% per annum, over

         (b) that portion of the Class A Current Interest Amount calculated in respect of the Class A-1b Principal Balance.

         "Class A-1b Certificate" means any one of the Class A-1b Certificates executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form set forth in Exhibit A-1 and evidencing an interest designated as a "regular interest" in the Master REMIC for purposes of the REMIC Provisions.

         "Class A-1b Distribution Amount" means, for any Payment Date, the amount to be distributed to the Class A-1b Certificateholders pursuant to Sections 8.04 and 8.10 on such Payment Date.

         "Class A-1b Interest Rate" means a rate equal to the lesser of (a) 3.26% per annum, and (b) the Adjusted Net WAC Cap Rate.

         "Class A-1b Principal Balance" means, for any Payment Date, the Original Class A-1b Principal Balance less all amounts distributed to Holders of Class A-1b Certificates in respect of principal on prior Payment Dates.

         "Class A-2 Basis Risk Carryover Shortfall" means, for any Payment Date and the related Accrual Period, the excess, if any, of

         (a) an amount equal to interest on the Class A-2 Principal Balance at 4.10% per annum, over

         (b) that portion of the Class A Current Interest Amount calculated in respect of the Class A-2 Principal Balance.

         "Class A-2 Certificate" means any one of the Class A-2 Certificates executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form set forth in Exhibit A-1 and evidencing an interest designated as a "regular interest" in the Master REMIC for purposes of the REMIC Provisions.

         "Class A-2 Distribution Amount" means, for any Payment Date, the amount to be distributed to the Class A-2 Certificateholders pursuant to Sections 8.04 and 8.10 on such Payment Date.

         "Class A-2 Interest Rate" means a rate equal to the lesser of (a) 4.10% per annum, and (b) the Adjusted Net WAC Cap Rate.

         "Class A-2 Principal Balance" means, for any Payment Date, the Original Class A-2 Principal Balance less all amounts distributed to Holders of Class A-2 Certificates in respect of principal on prior Payment Dates.


                                      1-6

         "Class A-3 Basis Risk Carryover Shortfall" means, for any Payment Date and the related Accrual Period, the excess, if any, of

         (a) an amount equal to interest on the Class A-3 Principal Balance at 4.67% per annum, over

         (b) that portion of the Class A Current Interest Amount calculated in respect of the Class A-3 Principal Balance.

         "Class A-3 Certificate" means any one of the Class A-3 Certificates executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form set forth in Exhibit A-1 and evidencing an interest designated as a "regular interest" in the Master REMIC for purposes of the REMIC Provisions.

         "Class A-3 Distribution Amount" means, for any Payment Date, the amount to be distributed to the Class A-3 Certificateholders pursuant to Sections 8.04 and 8.10 on such Payment Date.

         "Class A-3 Interest Rate" means a rate equal to the lesser of (a) 4.67% per annum, and (b) the Adjusted Net WAC Cap Rate.

         "Class A-3 Principal Balance" means, for any Payment Date, the Original Class A-3 Principal Balance less all amounts distributed to Holders of Class A-3 Certificates in respect of principal on prior Payment Dates.

         "Class A-4 Basis Risk Carryover Shortfall" means, for any Payment Date and the related Accrual Period, the excess, if any, of

         (a) an amount equal to interest on the Class A-4 Principal Balance at 5.53% per annum, over

         (b) that portion of the Class A Current Interest Amount calculated in respect of the Class A-4 Principal Balance.

         "Class A-4 Certificate" means any one of the Class A-4 Certificates executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form set forth in Exhibit A-1 and evidencing an interest designated as a "regular interest" in the Master REMIC for purposes of the REMIC Provisions.

         "Class A-4 Distribution Amount" means, for any Payment Date, the amount to be distributed to the Class A-4 Certificateholders pursuant to Sections 8.04 and 8.10 on such Payment Date.

         "Class A-4 Interest Rate" means a rate equal to the lesser of (a) 5.53% per annum, and (b) the Adjusted Net WAC Cap Rate.


                                      1-7

         "Class A-4 Principal Balance" means, for any Payment Date, the Original Class A-4 Principal Balance less all amounts distributed to Holders of Class A-4 Certificates in respect of principal on prior Payment Dates.

         ""Class A-5 Basis Risk Carryover Shortfall" means, for any Payment Date and the related Accrual Period, the excess, if any, of

         (a) an amount equal to interest on the Class A-5 Principal Balance at 6.19% per annum, over

         (b) that portion of the Class A Current Interest Amount calculated in respect of the Class A-5 Principal Balance.

         "Class A-5 Certificate" means any one of the Class A-5 Certificates executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form set forth in Exhibit A-1 and evidencing an interest designated as a "regular interest" in the Master REMIC for purposes of the REMIC Provisions.

         "Class A-5 Distribution Amount" means, for any Payment Date, the amount to be distributed to the Class A-5 Certificateholders pursuant to Sections 8.04 and 8.10 on such Payment Date.

         "Class A-5 Interest Rate" means a rate equal to the lesser of (a) 6.19% per annum (or to the extent provided in Section 8.06(f), 6.69%), and (b) the Adjusted Net WAC Cap Rate.

         "Class A-5 Principal Balance" means, for any Payment Date, the Original Class A-5 Principal Balance less all amounts distributed to Holders of Class A-5 Certificates in respect of principal on prior Payment Dates.

         "Class A-IO Certificates" means the Class A-IO Certificates executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form set forth in Exhibit A-2 and evidencing an interest designated as a "regular interest" in the Master REMIC for purposes of the REMIC Provisions.

         "Class A-IO Current Interest Amount" means, with respect to any Payment Date, an amount equal to interest accrued during the related Accrual Period at the Class A-IO Interest Rate on the Class A-IO Notional Amount.

         "Class A-IO Distribution Amount" means, for any Payment Date, the amount to be distributed to the Class A-IO Certificateholders pursuant to
Section 8.04 on such Payment Date.

         "Class A-IO Formula Interest Distribution Amount" means, as to any Payment Date, the sum of (a) the Class A-IO Current Interest Amount and (b) the Unpaid Class A-IO Interest Carry Forward Amount.

         "Class A-IO Interest Carry Forward Amount" means, as to any Payment Date, the excess, if any, of the Class A-IO Formula Interest Distribution Amount over the amount distributed on


                                      1-8
such Payment Date to the Class A-IO Certificateholders in respect of interest under Sections 8.04(b) and 8.04(e)(ii).

         "Class A-IO Interest Rate" means a rate per annum equal to 8.8%.

         "Class A-IO Notional Amount" means, with respect to each Payment Date, the lesser of (a) from and including the Closing Date through the September 2002 Payment Date, $162,500,000, from and including the October 2002 Payment Date through the March 2003 Payment Date, $112,500,000, from and including the April 2003 Payment Date through the September 2003 Payment Date, $75,000,000, from and including the October 2003 Payment Date through the March 2004 Payment Date, $62,500,000 and for any Payment Date thereafter, $0, and (b) the Pool Scheduled Principal Balance.

         "Class B Certificates" means the Class B-1 and Class B-2 Certificates, collectively.

         "Class B-1 Allocated Realized Loss Amount" means, for any Payment Date, that portion, if any, of the Realized Loss Amount for such Payment Date allocated to the Class B-1 Certificates in accordance with Section 8.11(b).

         "Class B-1 Allocated Realized Loss Interest Amount" means, with respect to any Payment Date, interest accrued during the related Accrual Period at the Class B-1 Interest Rate on the Unpaid Class B-1 Realized Loss Amount.

         "Class B-1 Basis Risk Carryover Shortfall" means, for any Payment Date and the related Accrual Period, the excess, if any, of

         (a) an amount equal to interest on the Class B-1 Principal Balance at the lesser of LIBOR plus the Class B-1 Margin and 15.00% per annum, over

         (b)      the Class B-1 Current Interest Amount.

         "Class B-1 Certificate" means any one of the Class B-1 Certificates executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form set forth in Exhibit C and evidencing an interest designated as a "regular interest" in the Master REMIC for purposes of the REMIC Provisions.

         "Class B-1 Current Interest Amount" means, with respect to any Payment Date, an amount equal to interest accrued during the related Accrual Period at the Class B-1 Interest Rate on the Class B-1 Principal Balance.

         "Class B-1 Distribution Amount" means, for any Payment Date, the amount to be distributed to the Class B-1 Certificateholders pursuant to Sections 8.04,
8.09 and 8.10 on such Payment Date.

         "Class B-1 Formula Interest Distribution Amount" means, as to any Payment Date, the sum of (a) the Class B-1 Current Interest Amount and (b) the Unpaid Class B-1 Interest Carry Forward Amount.


                                      1-9

         "Class B-1 Formula Principal Distribution Amount" means, for any Payment Date, the excess of:

         (a)      the sum of:

                  (i) the Class A Principal Balance less the amount distributed in respect of the Class A Formula Principal Distribution Amount on such Payment Date;

                  (ii) the Class M-1 Principal Balance less the amount distributed in respect of the Class M-1 Formula Principal Distribution Amount on such Payment Date;

                  (iii) the Class M-2 Principal Balance less the amount distributed in respect of the Class M-2 Formula Principal Distribution Amount on such Payment Date; and

                  (iv)     the Class B-1 Principal Balance, over

         (b)      the lesser of

                  (i)      93.50% of the Pool Scheduled Principal Balance and

                  (ii)     the Pool Scheduled Principal Balance less the OC
                           Floor.

         "Class B-1 Interest Carry Forward Amount" means, as to any Payment Date, the excess, if any, of the Class B-1 Formula Interest Distribution Amount over the amount distributed on such Payment Date to the Class B-1
Certificateholders in respect of interest under Sections 8.04(b) and 8.04(e)(vii).

         "Class B-1 Interest Rate" means a floating rate per annum equal to the least of (a) LIBOR plus the Class B-1 Margin, (b) the Adjusted Net WAC Cap Rate and (c) 15.00% per annum.

         "Class B-1 Margin" means 2.50%.

         "Class B-1 Principal Balance" means, as to any Payment Date, the Original Class B Principal Balance minus the sum of

         (a) all amounts distributed to Holders of Class B-1 Certificates on prior Payment Dates on account of principal, plus

         (b)      all Class B-1 Allocated Realized Loss Amounts on prior Payment
                  Dates.

         "Class B-2 Allocated Realized Loss Amount" means, for any Payment Date, that portion, if any, of the Realized Loss Amount for such Payment Date allocated to the Class B-2 Certificates in accordance with Section 8.11(a).

         "Class B-2 Allocated Realized Loss Interest Amount" means, with respect to any Payment Date, interest accrued during the related Accrual Period at the Class B-2 Interest Rate on the Unpaid Class B-2 Realized Loss Amount.


                                      1-10

         "Class B-2 Basis Risk Carryover Shortfall" means, for any Payment Date and the related Accrual Period, the excess, if any, of

         (a) an amount equal to interest on the Class B-2 Principal Balance at 9.44% per annum, over

         (b)      the Class B-2 Current Interest Amount.

         "Class B-2 Certificate" means any one of the Class B-2 Certificates executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form set forth in Exhibit C and evidencing an interest designated as a "regular interest" in the Master REMIC for purposes of the REMIC Provisions.

         "Class B-2 Current Interest Amount" means, with respect to any Payment Date, an amount equal to interest accrued during the related Accrual Period at the Class B-2 Interest Rate on the Class B-2 Principal Balance.

         "Class B-2 Distribution Amount" means, for any Payment Date, the amount to be distributed to the Class B-2 Certificateholders pursuant to Sections 8.04 and 8.10 on such Payment Date.

         "Class B-2 Formula Interest Distribution Amount" means, as to any Payment Date, the sum of (a) the Class B-2 Current Interest Amount and (b) the Unpaid Class B-2 Interest Carry Forward Amount.

         "Class B-2 Formula Principal Distribution Amount" means, for any Payment Date, the excess of:

         (a)      of the sum of:

                  (i) the Class A Principal Balance less the amount distributed in respect of the Class A Formula Principal Distribution Amount on such Payment Date;

                  (ii) the Class M-1 Principal Balance less the amount distributed in respect of the Class M-1 Formula Principal Distribution Amount on such Payment Date;

                  (iii) the Class M-2 Principal Balance less the amount distributed in respect of the Class M-2 Formula Principal Distribution Amount on such Payment Date;

                  (iv) the Class B-1 Principal Balance less the amount distributed in respect of the Class B-1 Formula Principal Distribution Amount on such Payment Date; and

                  (v)      the Class B-2 Principal Balance, over

         (b)      the lesser of


                                      1-11

                  (i)      97.50% of the Pool Scheduled Principal Balance, and

                  (ii)     the Pool Scheduled Principal Balance less the OC
                           Floor.

         "Class B-2 Interest Carry Forward Amount" means, as to any Payment Date, the excess, if any, of the Class B-2 Formula Interest Distribution Amount over the amount distributed on such Payment Date to the Class B-2
Certificateholders in respect of interest under Sections 8.04(b) and 8.04(e)(ix).

         "Class B-2 Interest Rate" means a rate equal to the lesser of (a) 9.44% per annum and (b) the Adjusted Net WAC Cap Rate.

         "Class B-2 Principal Balance" means, as to any Payment Date, the Original Class B-2 Principal Balance minus the sum of

         (a) all amounts distributed to Holders of Class B-2 Certificates on prior Payment Dates on account of principal, plus

         (b)      all Class B-2 Allocated Realized Loss Amounts on prior Payment
                  Dates.

         "Class B-3I Certificate" means any one of the Class B-3I Certificates executed and delivered by the Trustee substantially in the form set forth in
Exhibit I hereto and evidencing an interest designated as a "regular interest" in the Master REMIC for purposes of the REMIC Provisions.

         "Class B-3I Distribution Amount" means, as to any Payment Date, the sum of the amounts distributed pursuant to Sections 8.04(b)(iii), 8.04(e)(xi) and 8.04(e)(xii) on such Payment Date.

         "Class B-3I Formula Distribution Amount" means, as to any Payment Date, an amount equal to the sum of (a) the product of the Class B-3I Interest Rate and the Class B-3I Notional Amount less (b) any amount distributed on that Payment Date under Section 8.04(e)(i) plus (c) on the Payment Date on which the Class Principal Balance of the Certificates is reduced to zero, the Pool Scheduled Principal Balance, plus (d) the amount, if any, by which the Class B-3I Formula Distribution Amount on the preceding Payment Date exceeds the Class B-3I Distribution Amount on that Payment Date.

         "Class B-3I Interest Rate" means the excess of (i) the Adjusted Net WAC Cap Rate over (ii) the product of (A) two and (B) the weighted average Pass-Through Rate of the Class I-Accrual Interest and the Intermediate REMIC Accretion Directed Interests, provided that for this purpose the Pass-Through Rate for the Class I-Accrual Interest shall be subject to a cap of zero and the Pass-Through Rate for each Intermediate REMIC Accretion Directed Interest shall not exceed the Interest Rate on its Corresponding Certificate Class.

         "Class B-3I Notional Amount" means $550,000,000 for the first Payment Date and, for any other Payment Date, the sum of the Pool Scheduled Principal Balance and the Pre-Funded Amount as of the immediately preceding Payment Date.


                                      1-12

         "Class M Certificates" means the Class M-1 and Class M-2 Certificates, collectively.

         "Class M-1 Allocated Realized Loss Amount" means, with respect to any Payment Date, that portion, if any, of the Realized Loss Amount for such Payment Date allocated to the Class M-1 Certificates in accordance with Section 8.11(d).

         "Class M-1 Allocated Realized Loss Interest Amount" means, with respect to any Payment Date, interest accrued during the related Accrual Period at the Class M-1 Interest Rate on the Unpaid Class M-1 Realized Loss Amount.

         "Class M-1 Basis Risk Carryover Shortfall" means, for any Payment Date and the related Accrual Period, the excess, if any, of

         (a) an amount equal to interest on the Class M-1 Principal Balance at the lesser of LIBOR plus the Class M-1 Margin and 15.00% per annum, over

         (b)      the Class M-1 Current Interest Amount.

         "Class M-1 Certificate" means any one of the Class M-1 Certificates executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form set forth in Exhibit B and evidencing an interest designated as a "regular interest" in the Master REMIC for purposes of the REMIC Provisions.

         "Class M-1 Current Interest Amount" means, with respect to any Payment Date, an amount equal to interest accrued during the related Accrual Period at the Class M-1 Interest Rate on the Class M-1 Principal Balance.

         "Class M-1 Distribution Amount" means, for any Payment Date, the amount to be distributed to the Class M-1 Certificateholders pursuant to Sections 8.04,
8.09 and 8.10 on such Payment Date.

         "Class M-1 Formula Interest Distribution Amount" means, as to any Payment Date, the sum of (a) the Class M-1 Current Interest Amount and (b) the Unpaid Class M-1 Interest Carry Forward Amount.

         "Class M-1 Formula Principal Distribution Amount" means, for any Payment Date, the excess of

         (a)      the sum of

                  (i) the Class A Principal Balance for such Payment Date less the amount distributed in respect of the Class A Formula Principal Distribution Amount on such Payment Date, plus

                  (ii)     the Class M-1 Principal Balance, over

         (b)      the lesser of


                                      1-13

                  (i)      75.50% of the Pool Scheduled Principal Balance, and

                  (ii)     the Pool Scheduled Principal Balance less the OC
                           Floor.

         "Class M-1 Interest Carry Forward Amount" means, as to any Payment Date, the excess, if any, of the Class M-1 Formula Interest Distribution Amount over the amount distributed on such Payment Date to the Class M-1
Certificateholders in respect of interest under Sections 8.04(b) and 8.04(e)(iii).

         "Class M-1 Interest Rate" means a floating rate per annum equal to the least of (a) LIBOR plus the Class M-1 Margin, (b) the Adjusted Net WAC Cap Rate, and (c) 15.00% per annum.

         "Class M-1 Margin" means 1.35%.

         "Class M-1 Principal Balance" means, as to any Payment Date, the Original Class M-1 Principal Balance minus the sum of

         (a) all amounts distributed to Holders of Class M-1 Certificates on prior Payment Dates on account of principal, plus

         (b)      all Class M-1 Allocated Realized Loss Amounts on prior Payment
                  Dates.

         "Class M-2 Allocated Realized Loss Amount" means, with respect to any Payment Date, that portion, if any, of the Realized Loss Amount for such Payment Date allocated to the Class M-2 Certificates in accordance with Section 8.11(c).

         "Class M-2 Allocated Realized Loss Interest Amount" means, with respect to any Payment Date, interest accrued during the related Accrual Period at the Class M-2 Interest Rate on the Unpaid Class M-2 Realized Loss Amount.

         "Class M-2 Basis Risk Carryover Shortfall" means, for any Payment Date and the related Accrual Period, the excess, if any, of

         (a) an amount equal to interest on the Class M-2 Principal Balance at the lesser of LIBOR plus the Class M-2 Margin and 15.00% per annum, over

         (b)      the Class M-2 Current Interest Amount.

         "Class M-2 Certificate" means any one of the Class M-2 Certificates executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form set forth in Exhibit B and evidencing an interest designated as a "regular interest" in the Master REMIC for purposes of the REMIC Provisions.

         "Class M-2 Current Interest Amount" means, with respect to any Payment Date, an amount equal to interest accrued during the related Accrual Period at the Class M-2 Interest Rate on the Class M-2 Principal Balance.


                                      1-14

         "Class M-2 Distribution Amount" means, for any Payment Date, the amount to be distributed to the Class M-2 Certificateholders pursuant to Sections 8.04,
8.09 and 8.10 on such Payment Date.

         "Class M-2 Formula Interest Distribution Amount" means, as to any Payment Date, the sum of (a) the Class M-2 Current Interest Amount and (b) the Unpaid Class M-2 Interest Carry Forward Amount.

         "Class M-2 Formula Principal Distribution Amount" means, for any Payment Date, the excess of

         (a)      the sum of

                  (i) the Class A Principal Balance for such Payment Date less the amount distributed in respect of the Class A Formula Principal Distribution Amount on such Payment Date, plus

                  (ii) the Class M-1 Principal Balance for such Payment Date less the amount distributed in respect of the Class M-1 Formula Principal Distribution Amount on such Payment Date, plus

                  (iii)    the Class M-2 Principal Balance, over

         (b)      the lesser of

                  (i)      85.50% of the Pool Scheduled Principal Balance, and

                  (ii)     the Pool Scheduled Principal Balance less the OC
                           Floor.

         "Class M-2 Interest Carry Forward Amount" means, as to any Payment Date, the excess, if any, of the Class M-2 Formula Interest Distribution Amount over the amount distributed on such Payment Date to the Class M-2
Certificateholders in respect of interest under Sections 8.04(b) and 8.04(e)(v).

         "Class M-2 Interest Rate" means a floating rate per annum equal to the least of (a) LIBOR plus the Class M-2 Margin, (b) the Adjusted Net WAC Cap Rate, and (c) 15.00% per annum.

         "Class M-2 Margin" means 1.75%.

         "Class M-2 Principal Balance" means, as to any Payment Date, the Original Class M-2 Principal Balance minus the sum of

         (a) all amounts distributed to Holders of Class M-2 Certificates on prior Payment Dates on account of principal, plus

         (b)      all Class M-2 Allocated Realized Loss Amounts on prior Payment
                  Dates.


                                      1-15

         "Class P Certificate" means the Class P Certificate executed and delivered by the Trustee and authenticated by the Certificate Registrar substantially in the form set forth in Exhibit R and evidencing an interest designated as a "regular interest" in the Subsidiary REMIC for purposes of the REMIC Provisions.

         "Class P Distribution Amount" means, for any Payment Date, that portion of the Excess Cashflow available for distribution in respect of the Class P Certificate in accordance with the priorities set forth in Section 8.04(e)(xiii) and all Prepayment Charges distributed pursuant to Section 8.04(g).

         "Class P Principal Balance" means, for any Payment Date, the Original Class P Principal Balance less all amounts previously distributed to the Class P Certificateholder pursuant to Section 8.04(e)(xiii).

         "Class Principal Balance" means any of the Class A-1a, Class A-1b, Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class M-2, Class B-1, Class B-2 or Class P Principal Balances, as appropriate.

         "Class R Certificate" means a Certificate for Home Equity Loans, Series 2001-D, bearing the designation "Class R," executed and delivered by the Trustee, substantially in the form of Exhibit Q, and evidencing the aggregate of the Class R-I, Class R-II and Class R-III Interests designated as "residual interests" in the Subsidiary REMIC, Intermediate REMIC and Master REMIC, respectively, for purposes of the REMIC provisions.

         "Class R Certificateholder" means the person in whose name a Class R Certificate is registered on the Certificate Register.

         "Class R-I Interest" means the interest designated as the "residual interest" in the Subsidiary REMIC for purposes of the REMIC Provisions.

         "Class R-II Interest" means the interest designated as the "residual interest" in the Intermediate REMIC for purposes of the REMIC Provisions.

         "Class R-III Interest" means the interest designated as the "residual interest" in the Master REMIC for purposes of the REMIC Provisions.

         "Class R-III Distribution Amount" means, for any Payment Date, that portion of the Amount Available eligible for distribution in respect of the Class R-III Interest in accordance with the priorities set forth in Sections 8.04(e)(xiv), and 12.04(c)(iii).

         "Class S-1 Interest," "Class S-2(1) Interest," "Class S-2(2) Interest," "Class S-2(3) Interest" and "Class S-2(4) Interest" means, respectively, a regular interest in the Subsidiary REMIC which is held as an asset of the Intermediate REMIC, is entitled to monthly distributions as provided in Section 8.07(b), and has the Original Principal Balance and bears interest at the Pass-Through Rate specified in Section 2.05(d).

         "Class S-2 Interest" means any one of the Class S-2(1) Interest, Class S-2(2) Interest, Class S-2(3) Interest and Class S-2(4) Interests.


                                      1-16

         "Closing Date" means October 25, 2001.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Combined LTV" means, with respect to any Loan, the percentage obtained by dividing

         (a)      the sum of

                  (i)      the current principal balance of such Loan, plus

                  (ii) the outstanding principal balance, as of the date of origination of such Loan, of any loan secured by a prior lien on the property which secures the Loan (the "Collateral"), by

         (b)      the lesser of

                  (i) the appraised value of the collateral based on an appraisal made for the originator of the Loan by an independent fee appraiser (or by an employee of the Originator who is a licensed appraiser) at the time of origination of the Loan, and

                  (ii) the sales price of the collateral at the time of origination of the Loan; provided that, in the case of a Loan the proceeds of which were used to refinance an existing mortgage loan, the amount described in clause (b)(i) shall be the amount to be used for purposes of clause (b)(ii).

         "Computer Tape" means the computer tape generated by the Originator which provides information relating to the Loans and which was used by the Originator in selecting the Loans, and includes the master file and the history file.

         "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of the execution of this Agreement is located at the address set forth in Section 12.09.

         "Corresponding Certificate Class" means, with respect to each Class of Uncertificated Intermediate Interests other than I-AIO, as follows:


                                      1-17

         Uncertificated Intermediate Interest    Corresponding Certificate Class
         ------------------------------------    -------------------------------
         Class I-A1a                             Class A-1a
         Class I-A1b                             Class A-1b
         Class I-A2                              Class A-2
         Class I-A3                              Class A-3
         Class I-A4                              Class A-4
         Class I-A5                              Class A-5
         Class I-M1                              Class M-1
         Class I-M2                              Class M-2
         Class I-B1                              Class B-1
         Class I-B2                              Class B-2

         "Counsel for the Originator" means Briggs and Morgan, P.A., or other legal counsel for the Originator.

         "Counsel for the Seller" means Briggs and Morgan, P.A., or other legal counsel for the Seller.

         "Cumulative Realized Loss Ratio" means, for any Payment Date, a fraction, expressed as a percentage, the numerator of which is the Cumulative Realized Losses for that Payment Date and the denominator of which is the Cut-off Date Pool Principal Balance.

         "Cumulative Realized Losses" means, for any Payment Date, the sum of the Realized Losses for that Payment Date and each preceding Payment Date since the Cut-off Date.

         "Cumulative Realized Losses Test" means, to be considered "satisfied" for any Payment Date, that the Cumulative Realized Loss Ratio for such Payment Date is less than or equal to the percentage set forth below for the specified period:

                    Month                            Percentage
                    37-48                              4.75%

                    49-60                              5.75%

                    61-72                              6.25%

              73 and thereafter                        6.50%

         "Custodian" means at any time an Eligible Institution, or a financial institution organized under the laws of the United States or any State, which is not an Affiliate of the Originator, which is subject to supervision and examination by Federal or State authorities and whose commercial paper or unsecured long-term debt (or, in the case of a member of a bank holding company system, the commercial paper or unsecured long-term debt of such bank holding company) has been rated A-1+ by S&P, F-1+ by Fitch and P-1 by Moody's in the case of commercial paper, or BBB+ or higher by each of S&P and Fitch and Baa1 or higher by Moody's in the case of unsecured long-term debt, as is acting at such time as Custodian of the Loan Files pursuant to Section 4.01.


                                      1-18

         "Cut-off Date" means, with respect to each Initial Loan, September 30, 2001 with respect to each Additional Loan, October 31, 2001(or the date of origination, if later); and with respect to each Subsequent Loan, the applicable Subsequent Cut-off Date.

         "Cut-off Date Pool Principal Balance" means the aggregate of the Cut-off Date Principal Balances of all Loans (including any Subsequent Loans).

         "Cut-off Date Principal Balance" means, as to any Loan, the Scheduled Principal Balance thereof at the applicable Cut-off Date.

         "Defaulted Loan" means a Loan with respect to which the Servicer commenced foreclosure proceedings, made a sale of such Loan to a third party for foreclosure or enforcement, or as to which there was a Delinquent Payment 180 or more days past due.

         "Definitive Certificates" has the meaning assigned in Section 9.02(e).

         "Delinquent Payment" means, as to any Loan, with respect to any Due Period, any payment or portion of a payment that was originally scheduled to be made during such Due Period under such Loan (after giving effect to any reduction in the principal amount deemed owed on such Loan by the Obligor) and was not received or applied during such Due Period, whether or not any payment extension has been granted by the Servicer; provided, however, that with respect to any Liquidated Loan, the payment scheduled to be made in the Due Period in which such Loan became a Liquidated Loan shall not be deemed a Delinquent Payment.

         "Depository" means the initial Depository, The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of

         (a) one Class A-1a Certificate evidencing $142,000,000 in Original Class A-1a Principal Balance,

         (b) one Class A-1b Certificate evidencing $45,000,000 in Original Class A-1b Principal Balance,

         (c) one Class A-2 Certificate evidencing $57,000,000 in Original Class A-2 Principal Balance,

         (d) one Class A-3 Certificate evidencing $96,000,000 in Original Class A-3 Principal Balance,

         (e) one Class A-4 Certificate evidencing $49,500,000 in Original Class A-4 Principal Balance,

         (f) one Class A-5 Certificate evidencing $61,500,000 in Original Class A-5 Principal Balance,

         (g) one Class A-IO Certificate evidencing $162,500,000 in Original Class A-IO Notional Amount,


                                      1-19

         (h) one Class M-1 Certificate evidencing $38,500,000 in Original Class M-1 Principal Balance,

         (i) one Class M-2 Certificate evidencing $27,500,000 in Original Class M-2 Principal Balance, and

         (j) one Class B-1 Certificate evidencing $22,000,000 in Original Class B-1 Principal Balance,

and any permitted successor depository. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(5) of the Uniform Commercial Code of the State of New York.

         "Depository Participant" means a broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         "Determination Date" means the second Business Day preceding each Payment Date during the term of this Agreement.

         "Disqualified Organization" has the meaning assigned in Section 9.02(b)(3).

         "Due Period" means a calendar month and "related Due Period" means, for any Payment Date, the calendar month preceding such Payment Date.

         "Electronic Ledger" means the electronic master record of promissory notes of the Originator.

         "Eligible Account" means, at any time, an account which is any of the following:

         (a)      an account maintained with an Eligible Institution;

         (b) an account or accounts the deposits in which are fully insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation;

         (c) a trust account (which shall be a "segregated trust account") maintained with the corporate trust department of a federal or state chartered depository institution or trust company with trust powers and acting in its fiduciary capacity for the benefit of the Trustee hereunder, which depository institution or trust company shall have capital and surplus of not less than $50,000,000; or

         (d) an account that will not cause any of the Rating Agencies to downgrade or withdraw its then-current rating assigned to the Certificates, as evidenced in writing by each of the Rating Agencies.

         "Eligible Institution" means any depository institution (which may be the Trustee or an Affiliate of the Trustee) organized under the laws of the United States or any State, the deposits


                                      1-20
of which are insured to the full extent permitted by law by the Federal Deposit Insurance Corporation, which is subject to supervision and examination by Federal or State authorities and whose short-term deposits have been rated A-1+ by S&P (if rated by S&P), F-1+ by Fitch (if rated by Fitch) and P-1 by Moody's (if rated by Moody's) or whose unsecured long-term debt has been rated in one of the two highest rating categories by S&P (if rated by S&P) and Fitch (if rated by Fitch) and Moody's (if rated by Moody's).

         "Eligible Investments" has the meaning assigned in Section 5.05(b).

         "Eligible Servicer" means the Originator or any Person

         (a) which is qualified to act as Servicer of the Loans under applicable federal and state laws and regulations, and

         (b) which services not less than an aggregate of $100,000,000 in outstanding principal amount of manufactured housing conditional sales contracts and installment loan agreements and home equity loans.

         "Eligible Substitute Loan" means, as to

         (a) any Replaced Loan for which an Eligible Substitute Loan is being substituted pursuant to Section 3.06(b), and

         (b) any Prepaid Loan for which an Eligible Substitute Loan is being substituted pursuant to Section 2.06, a Loan that

                  (i) as of the date of its substitution, satisfies all of the representations and warranties (which, except when expressly stated to be as of origination, shall be deemed to be made as of the date of its substitution rather than as of the applicable Cut-off Date or the Closing Date) in Sections 3.02 and 3.03 and does not cause any of the representations and warranties in Sections 3.03, 3.04 and 3.05, after giving effect to such substitution, to be incorrect,

                  (ii) after giving effect to the scheduled payment due in the month of such substitution, has a Scheduled Principal Balance that is not greater than the Scheduled Principal Balance of such Replaced Loan or, but for such Principal Prepayment in Full, the Scheduled Principal Balance of such Prepaid Loan, as the case may be,

                  (iii) has a Loan Interest Rate that is at least equal to the Loan Interest Rate of such Replaced Loan or Prepaid Loan, as the case may be,

                  (iv) has a remaining term to scheduled maturity that is not greater than the remaining term to scheduled maturity of the Replaced Loan or Prepaid Loan, as the case may be,


                                      1-21

                  (v) as of the date of its origination, was identified by the Originator under its standard underwriting criteria as the same credit grade as the Replaced Loan or Prepaid Loan, as the case may be,

                  (vi) is secured by a mortgage with a lien position that is the same as or better than the mortgage securing the Replaced Loan or Prepaid Loan, as the case may be,

                  (vii) has a Combined LTV not more than 100 basis points higher than the Combined LTV of the Replaced Loan or Prepaid Loan, as the case may be, and

                  (viii) is of the same type (viz., home improvement or home equity).

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Errors and Omissions Protection Policy" means the employee errors and omissions policy maintained by the Servicer or any similar replacement policy covering errors and omissions by the Servicer's employees, and meeting the requirements of Section 5.09, all as such policy relates to Loans comprising a portion of the corpus of the Trust.

         "Event of Termination" has the meaning assigned in Section 7.01.

         "Excess Cashflow" means, for any Payment Date, the Amount Available less amounts distributed on such Payment Date pursuant to Sections 8.04(b) and 8.04(c) or 8.04(d), as applicable.

         "Exemption" means individual administration exemptions granted by the U.S. Department of Labor to Lehman Brothers Inc. (Prohibited Transaction Exemption 91-14; Exemption Application No. D-7958, 56 Fed. Reg. 7413 (1991)), and as amended by Prohibited Transaction Exemption 2000-58 (Application No. D-10829, 65 Fed. Reg. 67765 (November 13, 2000)), from certain of the prohibited transaction rules of ERISA and the Code.

         "Federal Bankruptcy Code" means 11 U.S.C. Section 101 et seq.

         "Fidelity Bond" means the fidelity bond maintained by the Servicer or any similar replacement bond, meeting the requirements of Section 5.09, as such bond relates to Loans comprising a portion of the corpus of the Trust.

         "Final Payment Date" means the Payment Date on which the final distribution in respect of the Certificates will be made pursuant to Section 12.04.

         "Fitch" means Fitch, Inc., or any successor thereto; provided that, if Fitch no longer has a rating outstanding on any Class of the Certificates, then references herein to "Fitch" shall be deemed to refer to the NRSRO then rating any Class of the Certificates (or, if more than one such NRSRO is then rating any Class of the Certificates, to such NRSRO as may be designated by the Servicer), and references herein to ratings by or requirements of Fitch shall be deemed to have the equivalent meanings with respect to ratings by or requirements of such NRSRO.


                                      1-22

         "Formula Principal Distribution Amount" means, for any Payment Date, the sum of:

         (a) all scheduled payments of principal due on each outstanding Loan during the related Due Period as specified in the amortization schedule at the time applicable thereto (after adjustments for previous Partial Principal Prepayments and after any adjustment to such amortization schedule by reason of any bankruptcy of an Obligor or similar proceeding or any moratorium or similar waiver or grace period); plus

         (b) all Partial Principal Prepayments applied and all Principal Prepayments in Full received during the related Due Period with respect to the Loans; plus

         (c) the aggregate Scheduled Principal Balance of all Loans that became Liquidated Loans during the related Due Period plus the amount of any reduction in principal balance of any Loan during the related Due Period pursuant to bankruptcy proceedings involving the related Obligor; plus

         (d) the aggregate Scheduled Principal Balance of all Loans repurchased, and all amounts deposited in lieu of the repurchase of any Loan, during the related Due Period pursuant to Section 3.06(a) or, in the event of a substitution of a Loan in accordance with Section 3.06(b), any amount required to be deposited by the Servicer in the Certificate Account during the related Due Period pursuant to Section 3.06(b)(v); plus

         (e) any amount described in clauses (a) through (d) above that was not previously distributed because of an insufficient amount of funds available in the Certificate Account; plus

         (f) on the Post-Funding Payment Date, any amount withdrawn from the Pre-Funding Account and deposited in the Certificate Account.

         "GNMA" means the Government National Mortgage Association, or any successor thereto.

         "Initial Loan" means a Loan identified as such on the List of Loans attached hereto, the aggregate Cut-off Date Principal Balance of which Loans is $390,912,989.07.

         "Interest Rate" means, with respect to each Class of Certificates other than the Class P Certificates, the Interest Rate set forth for such Class in
Section 2.05(b).

         "Intermediate Interest Principal Balance" means, with respect to each Class of Intermediate REMIC Accretion Directed Interests, one-half the Principal Balance of the Corresponding Certificate Class and, with respect to the Class I-Accrual Interest, one-half the sum of the Pool Scheduled Principal Balance, the Pre-Funded Amount and the Overcollateralization Amount.

         "Intermediate Interest Shortfall" means, with respect to each Class of Uncertificated Intermediate Interests and any Payment Date, the amount, if any, by which the amount


                                      1-23
distributed on such Class on such Payment Date pursuant to Section 8.07(a)(i) is less than the amount specified in Section 8.07(a)(i).

         "Intermediate REMIC" means the segregated pool of assets consisting of the Uncertificated Subsidiary Interests, other than the Class P Certificate, as to which assets a separate REMIC election is to be made.

         "Intermediate REMIC Accretion Directed Interests" means the Uncertificated Intermediate Interests, other than the Class I-Accrual Interest and the Class I-AIO Interest.

         "LIBOR" means, with respect to any Accrual Period, the offered rate, as established by the Trustee, for United States dollar deposits for one month that appears on Telerate Page 3750 as of 11:00 A.M., London time, on the LIBOR Rate Adjustment Date for such Accrual Period. If on any LIBOR Rate Adjustment Date the offered rate does not appear on Telerate Page 3750, the Calculation Agent will request each of the reference banks (which shall be major banks that are engaged in transactions in the London interbank market selected by the Calculation Agent) to provide the Trustee with its offered quotation for United States dollar deposits for one month to prime banks in the London interbank market as of 11:00 A.M., London time, on such date. If at least two reference banks provide the Calculation Agent with such offered quotations, LIBOR on such date will be the arithmetic mean, rounded upwards, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, of all such quotations. If on such date fewer than two of the reference banks provide the Calculation Agent with such offered quotations, LIBOR on such date will be the arithmetic mean, rounded upwards, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, of the offered per annum rates that one or more leading banks in the City of Minneapolis selected by the Calculation Agent are quoting as of 11:00 A.M., Minnesota time, on such date to leading European banks for United States dollar deposits for one month; provided, however, that if such banks are not quoting as described above, LIBOR for such date will be LIBOR applicable to the Accrual Period immediately preceding such Accrual Period; and provided, further, that if the result of the foregoing would be for three consecutive Payment Dates to base LIBOR on the rate applicable in the immediately preceding Accrual Period, for such third consecutive Payment Date the Calculation Agent shall instead select an alternative comparable index (over which the Calculation Agent has no control) used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent third party.

         "LIBOR Business Day" as used herein means a day that is both a Business Day and a day on which banking institutions in the City of London, England are not required or authorized by law to be closed.

         "LIBOR Cap Counterparty" means Lehman Brothers Financial Products Inc. and its permitted successors under the Yield Maintenance Agreements.

         "LIBOR Rate Adjustment Date" means the second LIBOR Business Day prior to the first day of the related Accrual Period.


                                      1-24

         "Liquidated Loan" means, with respect to any Due Period, either

         (a) a Defaulted Loan as to which the Servicer has received from the Obligor, or a third party purchaser of the Loan, all amounts which the Servicer reasonably and in good faith expects to recover from or on account of such Loan, or

         (b)      a Loan

                  (i) upon which all or a portion of the first payment of interest due by the Obligor was added to principal, and

                  (ii) on which the Obligor failed to pay the full amount of principal due on the Loan, as computed by the Servicer;

provided, however, that any Loan which the Originator is obligated to repurchase pursuant to Section 3.06, and did so repurchase or substitute therefor an Eligible Substitute Loan in accordance with Section 3.06, shall be deemed not to be a Liquidated Loan; and provided, further, that with respect to Due Periods beginning on or after November 15, 2030, a Liquidated Loan also means any Loan as to which the Servicer has commenced foreclosure proceedings, or made a sale of the Loan to a third party for foreclosure or enforcement.

         "Liquidation Expenses" means out-of-pocket expenses (exclusive of any overhead expenses) which are incurred by the Servicer in connection with the liquidation of any Defaulted Loan, including, without limitation, legal fees and expenses, and any related and unreimbursed expenditures for pursuing claims in bankruptcy proceedings of the related Obligor, property taxes, property preservation or restoration of the property to marketable condition.

         "Liquidation Proceeds" means cash (including insurance proceeds) received in connection with the liquidation of Defaulted Loans, whether through repossession, foreclosure sale or otherwise.

         "List of Loans" means the lists identifying each Loan constituting part of the Trust Fund and attached either to this Agreement as Exhibit L or to a Subsequent Transfer Instrument, as such lists may be amended from time to time pursuant to Section 2.06 or Section 3.06(b) to add Eligible Substitute Loans and delete Replaced Loans or Prepaid Loans, as the case may be. Each List of Loans shall set forth as to each Loan identified on it

         (a)      the Cut-off Date Principal Balance,

         (b)      the amount of monthly payments due from the Obligor,

         (c)      the Loan Interest Rate, and

         (d)      the maturity date.

         "Loan" means each closed-end home equity loan and each home improvement contract and promissory note described in the List of Loans, which Loan is to be assigned and conveyed by the Seller to the Trust, and includes, without limitation, all related mortgages, deeds of trust


                                      1-25
and security deeds and any and all rights to receive payments due pursuant thereto after the applicable Cut-off Date.

         "Loan File" means, as to each Loan,

         (a) the original promissory note (or executed lost note affidavit, together with a copy of the note) duly endorsed in blank or in the name of the Trustee for the benefit of the Certificateholders,

         (b) the original or a copy of the mortgage, deed of trust or security deed or similar evidence of a lien on the related improved property and evidence of due recording of such mortgage, deed of trust or security deed, if available,

         (c) if such Loan was originated by a lender or contractor other than the Originator, the original or a copy of an assignment of the mortgage, deed of trust or security deed by such lender or contractor to the Originator,

         (d) an assignment of the mortgage, deed of trust or security deed in recordable form to the Trustee or in blank, and

         (e)      any extension, modification or waiver agreements.

         "Loan Interest Rate" means, as to any Loan, the annual rate of interest specified in the Loan.

         "Master REMIC" means the segregated pool of assets consisting of the Uncertificated Intermediate Interests, as to which a separate REMIC election is to be made.

         "Monthly Report" has the meaning assigned in Section 6.01.

         "Monthly Servicing Fee" means, for any Payment Date, one-twelfth of the product of 0.50% and the Pool Scheduled Principal Balance for the preceding Payment Date (or, in the case of the first Payment Date, the Cut-off Date Pool Principal Balance as of the Closing Date).

         "Moody's" means Moody's Investors Service, Inc., or any successor thereto; provided that, if Moody's no longer has a rating outstanding on any Class of Certificates, then references herein to "Moody's" shall be deemed to refer to the NRSRO then rating any Class of the Certificates (or, if more than one such NRSRO is then rating any Class of the Certificates, to such NRSRO as may be designated by the Servicer), and references herein to ratings by or requirements of Moody's shall be deemed to have the equivalent meanings with respect to ratings by or requirements of such NRSRO.

         "Net Liquidation Loss" means, as to a Liquidated Loan, the difference between

         (a)      the Repurchase Price of such Loan, and

         (b) the Net Liquidation Proceeds with respect to such Liquidated Loan, where such difference is a positive number.


                                      1-26

         "Net Liquidation Proceeds" means, as to a Liquidated Loan, the proceeds received, or, for Loans which become Liquidated Loans pursuant to the last proviso in the definition of "Liquidated Loan," the estimated proceeds to be received, as of the last day of the Due Period in which such Loan became a Liquidated Loan, from the Obligor, from a third party purchaser of the Loan, under insurance, or otherwise, net of Liquidation Expenses.

         "Net WAC Cap Rate" means with respect to any Payment Date, the Weighted Average Loan Rate, minus the per annum rates at which the Trustee Fee, the Servicing Fee and (with respect to each Payment Date occurring prior to May 1, 2004) the Cap Provider Fee (expressed as a percentage of the Pool Scheduled Principal Balance) are paid.

         "NRSRO" means any nationally recognized statistical rating organization.

         "Obligor" means the person who owes payments under a Loan.

         "OC Floor" means, for any Payment Date, the lesser of (a) 0.50% of the sum of the Cut-off Date Pool Principal Balance on the Closing Date plus the Original Pre-Funded Amount (i.e., $2,750,000) and (b) the Pool Scheduled Principal Balance.

         "OC Stepup Trigger" shall exist for each Payment Date if the Cumulative Realized Loss Ratio for the Loans for such Payment Date is greater than the percentage set forth below for the specified period:

                       Month                         Percentage
                       37-48                           5.50%

                       49-60                           6.50%

                       61-72                           7.00%

                 73 and thereafter                     7.25%


         "Officer's Certificate" means a certificate signed by the Chairman of the Board, President or any Vice President of the Originator or the Seller and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may, except as expressly provided herein, be salaried counsel for the Originator, the Seller or the Servicer, as applicable, acceptable to the Trustee, the Originator and the Seller.

         "Original Aggregate Certificate Principal Balance" means $550,000,000.

         "Original Class Notional Amount" means, as to each of the Class A-IO and Class B-3I Certificates, the amount set forth with respect to such Class in
Section 2.05(b).

         "Original Class Principal Balance" means, as to each Class of Certificates (other than the Class P, Class A-IO and Class B-3I Certificates), the amount set forth with respect to such Class in Section 2.05(b) and, with respect to the Class P Certificate, $100.

         "Original Pre-Funded Amount" means the amount, if any, deposited in the Pre-Funding Account pursuant to Section 2.02(l).


                                      1-27

         "Original Principal Balance" means as to each Class of Uncertificated Intermediate Interests and Uncertificated Subsidiary Interests, the respective amount set forth with respect to such Class in Sections 2.05(c) and 2.05(d).

         "Overcollateralization Amount" means, for any Payment Date, the amount, if any, by which (a) the Pool Scheduled Principal Balance plus the Pre-Funded Amount exceeds (b) (i) the Aggregate Certificate Principal Balance, less (ii) distributions in respect of principal on the Certificates on such Payment Date pursuant to Section 8.04(c) or 8.04(d).

         "Overcollateralization Increase Amount" means, with respect to (a) the Payment Dates in November 2001 and December 2001, $0, and (b) any Payment Date thereafter, an amount equal to the lesser of:

         (a)      the Excess Cashflow, and

         (b) the excess, if any, of (x) the Required Overcollateralization Amount over (y) the Overcollateralization Amount.

         "Partial Principal Prepayment" means

         (a) any Principal Prepayment other than a Principal Prepayment in Full and

         (b) any cash amount deposited in the Certificate Account pursuant to the proviso in Section 3.06(a) or pursuant to Section 3.06(b).

         "Pass-Through Rate" means, with respect to each Class of Certificates, its Interest Rate; with respect to each Class of Uncertificated Intermediate Interests, the rate set forth in Section 2.05(c); and with respect to each Class of Uncertificated Subsidiary Interests, the rate set forth in Section 2.05(d).

         "Paying Agent" has the meaning assigned in Section 8.01(c).

         "Payment Date" means the fifteenth day of each calendar month during the term of this Agreement, or if such day is not a Business Day, the next succeeding Business Day, commencing in November 2001.

         "Percentage Interest" means, as to any Certificate or the Class R Certificate, the percentage interest evidenced thereby in distributions made on the related Class, such percentage interest being equal to:

         (a) as to any Certificate other than the Class B-3I and Class P Certificates, the percentage (carried to eight places) obtained from dividing the denomination of such Certificate by the Original Principal Balance of the related Class, and

         (b) as to the Class B-3I, Class P and Class R Certificates, the percentage specified on the face of such Certificate.


                                      1-28

The aggregate Percentage Interests for each Class of Certificates and the Class R Certificate shall equal 100%, respectively.

         "Permitted Transferee" means, in the case of a transfer of the Class R Certificate, a Person that is not a Plan or a Disqualified Organization, except as permitted by Sections 9.02(b)(2) and (3), respectively.

         "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

         "Plan" has the meaning assigned in Section 9.02(b)(2).

         "Pool Factor" means, at any time, the percentage derived from a fraction, the numerator of which is the Aggregate Certificate Principal Balance at such time and the denominator of which is the Original Aggregate Certificate Principal Balance.

         "Pool Scheduled Principal Balance" means, for any Payment Date, the aggregate Scheduled Principal Balance for such Payment Date of all Loans that were outstanding during the immediately preceding Due Period.

         "Post-Funding Payment Date" means the first Payment Date after the last day of the Pre-Funding Period.

         "Pre-Funded Amount" means, with respect to any date of determination, the amount then on deposit in the Pre-Funding Account, after giving effect to any sale of Subsequent Loans to the Trust on such date.

         "Pre-Funding Account" means the account so designated, established and maintained pursuant to Section 8.08.

         "Pre-Funding Period" means the period beginning on the Closing Date and ending on the earliest of

         (a) the date on which the amount on deposit in the Pre-Funding Account is less than $10,000.00, or

         (b)      the close of business on January 14, 2002, or

         (c)      the date on which an Event of Termination occurs.

         "Prepaid Loan" has the meaning assigned in Section 2.06.

         "Prepayment Charges" means all prepayment premiums, penalties and similar charges paid by any Obligor in connection with, and as a condition to, prepayment in part or in full of a Loan.


                                      1-29

         "Principal Prepayment" means a payment or other recovery of principal on a Loan (exclusive of Liquidation Proceeds) which is received in advance of its scheduled due date and applied upon receipt (or, in the case of a partial prepayment, upon the next scheduled payment date on such Loan) to reduce the outstanding principal amount due on such Loan prior to the date or dates on which such principal amount is due.

         "Principal Prepayment in Full" means any Principal Prepayment of the entire principal balance of a Loan.

         "Rating Agencies" means S&P, Moody's and Fitch.

         "Realized Loss Amount" means, as to any Payment Date, the excess, if any, of (a) the Aggregate Certificate Principal Balance, less distributions in respect of principal on the Certificates on such Payment Date, but prior to any reduction in Class Principal Balances as a result of any Realized Loss Amount for such Payment Date, over (b) the Pool Scheduled Principal Balance.

         "Realized Losses" means, for any Payment Date, the aggregate Net Liquidation Losses for all Loans that became Liquidated Loans during the related Due Period.

         "REO" means Loans as to which the real estate collateral has been foreclosed upon and is owned by the Trust.

         "Record Date" means, with respect to any Payment Date, the Business Day immediately preceding such Payment Date.

         "Regular Certificates" means a Class A-1a, Class A-1b, Class A-2, Class A-3, Class A-4, Class A-5, Class A-IO, Class M-1, Class M-2, Class B-1, Class B-2 or Class B-3I Certificate.

         "REMIC" means a "real estate mortgage investment conduit" as defined in
Section 860D of the Code.

         "REMIC Provisions" means the provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of the Code, and related provisions and any temporary, proposed or final regulations promulgated thereunder, as the foregoing may be in effect from time to time.

         "Replaced Loan" has the meaning assigned in Section 3.06(b).

         "Repurchase Price" means, with respect to a Loan to be repurchased pursuant to Section 3.06 or which becomes a Liquidated Loan, an amount equal to

         (a) the remaining principal amount outstanding on such Loan (without giving effect to any Advances paid by the Servicer or the Trustee, as applicable, with respect to such Loan pursuant to Section 8.02), plus

         (b) interest at the Loan Interest Rate on such Loan from the end of the Due Period with respect to which the Obligor last made a scheduled payment (without giving


                                      1-30
                  effect to any Advances paid by the Servicer or the Trustee, as applicable, with respect to such Loan pursuant to Section 8.02) through the date of such repurchase or liquidation.

         "Required Overcollateralization Amount" means, for any Payment Date

         (a)      for which an OC Stepup Trigger is not in effect

                  (i) prior to the Stepdown Date, an amount equal to 1.25% of the sum of the Cut-off Date Pool Principal Balance on the Closing Date plus the Original Pre-Funded Amount (i.e., $6,875,000) but in no event more than the Pool Scheduled Principal Balance; or

                  (ii) on or after the Stepdown Date, an amount equal to 2.50% of the Pool Scheduled Principal Balance, but in no event less than the OC Floor;

         (b)      for which an OC Stepup Trigger is in effect

                  (i) prior to the Stepdown Date, an amount equal to 1.75% of the sum of the Cut-off Date Pool Principal Balance on the Closing Date plus the Original Pre-Funded Amount (i.e., $9,625,000) but in no event more than the Pool Scheduled Principal Balance; or

                  (ii) on or after the Stepdown Date, an amount equal to 3.50% of the Pool Scheduled Principal Balance, but in no event less than the OC Floor.

         "Reserve Fund Addition" means the amount, if any, received from the LIBOR Cap Counterparty pursuant to the applicable Yield Maintenance Agreement.

         "Residual Interests" means the Class R-I, Class R-II and Class R-III Interests, each one evidencing the sole class of "residual interests" in the Subsidiary REMIC, Intermediate REMIC and Master REMIC, respectively, and represented in the aggregate by the Class R Certificate.

         "Responsible Officer" means, with respect to the Trustee, the chairman and any vice chairman of the board of directors, the president, the chairman and vice chairman of any executive committee of the board of directors, every vice president, assistant vice president, the secretary, every assistant secretary, cashier or any assistant cashier, controller or assistant controller, the treasurer, every assistant treasurer, every trust officer, assistant trust officer and every other officer or assistant officer of the Trustee customarily performing functions similar to those performed by persons who at the time shall be such officers, respectively, or to whom a corporate trust matter is referred because of knowledge of, familiarity with, and authority to act with respect to a particular matter.

         "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto; provided that, if S&P no longer has a rating outstanding on any Class of the Certificates, then references herein to "S&P" shall be deemed to refer to the NRSRO then rating any Class of the Certificates (or, if more than one such NRSRO is then rating any Class of the Certificates, to such NRSRO as may be designated by the


                                      1-31

Servicer), and references herein to ratings by or requirements of S&P shall be deemed to have the equivalent meanings with respect to ratings by or requirements of such NRSRO.

         "Scheduled Principal Balance" means, with respect to any Loan and any Payment Date or the related Cut-off Date, the principal balance of such Loan as of the due date in the Due Period immediately preceding such Payment Date, or Cut-off Date, as the case may be, as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any bankruptcy of an Obligor or similar proceeding or any moratorium or similar waiver or grace period) after giving effect to any previous Partial Principal Prepayments and to the payment of principal due on such due date and irrespective of any delinquency in payment by, or extension granted to, the related Obligor. If for any Loan the Cut-off Date is the date of origination of the Loan, its Scheduled Principal Balance as of the Cut-off Date is the principal balance of the Loan on its date of origination.

         "Senior Enhancement Percentage" means, for any Payment Date, a fraction, expressed as a percentage, obtained by dividing:

         (a)      the excess of

                  (i) the Pool Scheduled Principal Balance as of the preceding Payment Date over

                  (ii)     the Class A Principal Balance, by

         (b) the Pool Scheduled Principal Balance as of the preceding Payment Date.

         "Service Transfer" has the meaning assigned in Section 7.02.

         "Servicer" means the Originator until any Service Transfer hereunder and thereafter means the new servicer appointed pursuant to Article VII.

         "Servicing Officer" means any officer of the Servicer involved in, or responsible for, the administration and servicing of Loans whose name appears on a list of servicing officers appearing in an Officer's Certificate furnished to the Trustee by the Servicer, as the same may be amended from time to time.

         "Sixty-Day Delinquency Ratio" means, for any Payment Date, a fraction, expressed as a percentage, the numerator of which is the aggregate of the outstanding balances of all Loans that were delinquent 60 days or more as of the end of the related Due Period (including REO, foreclosures and bankruptcies), and the denominator of which is the Pool Scheduled Principal Balance.

         "Stepdown Date" means the earlier to occur of

         (a) the later of

                  (i)      the Payment Date in November 2004, and


                                      1-32

                  (ii) the first Payment Date on which the Class A Principal Balance is less than or equal to 61.50% of the Pool Scheduled Principal Balance, and

         (b) the Payment Date on which the Class A Principal Balance is reduced to zero.

         "Subsequent Cut-off Date" means, with respect to a Subsequent Loan, the last day of either the month in which the Subsequent Transfer Date occurs or the preceding month, as specified by the Seller.

         "Subsequent Loan" means a Loan sold by the Seller to the Trust pursuant to Section 2.03, such Loan being identified as such in the Subsequent Transfer Instrument.

         "Subsequent Transfer Date" means, with respect to each Subsequent Transfer Instrument, the date on which the related Subsequent Loans are sold to the Trust.

         "Subsequent Transfer Instrument" means each Subsequent Transfer Instrument dated as of a Subsequent Transfer Date executed by the Seller substantially in the form of Exhibit O, by which the Seller sells Subsequent Loans to the Trust.

         "Subsidiary Interest Adjusted Principal Balance" means, as to any Payment Date and each Class of Uncertificated Subsidiary Interests, the Subsidiary Interest Principal Balance of such Class less its allocable share of the amount, if any, by which the aggregate Subsidiary Interest Principal Balance of the Class S-1 and Class S-2 Interests exceeds the Pool Scheduled Principal Balance, such excess to be allocated sequentially; i.e., first to the Class S-1 Interest up to its Subsidiary Interest Principal Balance, then to the Class S-2(1) Interest any remaining excess, up to its Subsidiary Interest Principal Balance, and last to the Class S-2(4) Interest.

         "Subsidiary Interest Principal Balance" means, as to any Payment Date and each Class of Uncertificated Subsidiary Interests, the Original Principal Balance of such Class less all amounts previously distributed under Section 8.07(b) in respect of such Class on account of principal.

         "Subsidiary Interest Shortfall" means, with respect to each Class of Uncertificated Subsidiary Interests and any Payment Date, the amount, if any, by which the amount distributed on such Class on such Payment Date pursuant to
Section 8.07(b)(i) is less than the amount specified in Section 8.07(b)(i).

         "Subsidiary REMIC" means the segregated pool of assets, as to which a separate REMIC election is to be made, consisting of all assets that comprise the Trust Fund except the Yield Maintenance Agreements, Pre-Funding Account, Basis Risk Reserve Fund and Yield Maintenance Reserve Funds, and the proceeds and products thereof. The Subsidiary REMIC does not include the Uncertificated Subsidiary Interests, Class P Certificate or Uncertificated Intermediate Interests.

         "Transfer Agreement" means that Transfer Agreement between Conseco Finance Securitizations Corp., as purchaser, and Conseco Finance Corp., as seller, dated as of October 1, 2001.


                                      1-33

         "Trigger Event" exists for any Payment Date if

         (a) the Average Sixty-Day Delinquency Ratio Test is not satisfied or

         (b)      the Cumulative Realized Losses Test is not satisfied.

         "Trust" means Conseco Finance Home Equity Loan Trust 2001-D.

         "Trust Fund" means the corpus of the Trust created by this Agreement which consists of

         (a) all the rights, benefits and obligations arising from and in connection with the Loans, including without limitation all related mortgages, deeds of trust and security deeds and any and all rights to receive payments on or with respect to the Loans due after the applicable Cut-off Date,

         (b) all rights under any hazard, flood or other individual insurance policy on the real estate securing a Loan for the benefit of the creditor of such Loan,

         (c) all rights of the Seller under the Transfer Agreement and any Subsequent Transfer Agreement (as defined in the Transfer Agreement),

         (d) all rights the Originator may have against the originating lender or contractor with respect to Loans originated by a lender or contractor other than the Originator,

         (e) all rights under the Errors and Omissions Protection Policy and the Fidelity Bond as such policy and bond relate to the Loans,

         (f) all rights under any title insurance policies, if applicable, on any of the properties securing Loans,

         (g)      all documents contained in the Loan Files,

         (h)      all rights under the Yield Maintenance Agreements,

         (i) amounts in the Certificate Account, the Pre-Funding Account, the Basis Risk Reserve Fund, and the Yield Maintenance Reserve Funds (including all proceeds of investments of funds in the Certificate Account), and

         (j)      all proceeds and products of the foregoing.

         "Trustee Advance" has the meaning assigned in Section 11.15.

         "Trustee Fee" means the fees payable to the Trustee under its agreement with Conseco Finance Corp. dated November 8, 1995, including its reasonable and customary fees as custodian, and the reasonable and customary fees of any Custodian appointed by the Trustee, including those payable under the contract dated August 15, 1997 between Conseco Finance Corp. and Wells Fargo Bank Minnesota, National Association, but in all cases only if and to the extent such fees are not paid by Conseco Finance Corp. as and when due under such agreements,


                                      1-34
which nonpayment continues for thirty (30) days; and the reasonable and customary fees of any successor Trustee.

         "Uncertificated Intermediate Interests" means the Class I-A1a, Class I-A1b, Class I-A2, Class I-A3, Class I-A4, Class I-A5, Class I-AIO, Class I-M1, Class I-M2, Class I-B1 and Class I-B2 Interests, collectively.

         "Uncertificated Subsidiary Interests" means the Class S-1 and Class S-2 Interests, collectively.

         "Underwriters" means Lehman Brothers Inc., Bear, Stearns & Co., Inc., Banc One Capital Markets, Inc., Deutsche Banc Alex. Brown Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

         "Underwriting Agreement" means the Underwriting Agreement and related Terms Agreement, each dated October 17, 2001, among the Originator, the Seller and the Underwriters.

         "Unpaid Class A Basis Risk Carryover Shortfall" means, as to any Payment Date, the sum of the Unpaid Class A-1a, Class A-1b, Class A-2, Class A-3, Class A-4 and Class A-5 Basis Risk Carryover Shortfalls.

         "Unpaid Class A Interest Carry Forward Amount" means, as to any Payment Date, the related Accrual Period and each Class of Class A Certificates, the sum of

         (a) The Class A Interest Carry Forward Amount for such Class for the prior Payment Date and

         (b) Interest thereon (to the extent payment thereof is legally permissible) at the Interest Rate for such Class.

         "Unpaid Class A-1a Basis Risk Carryover Shortfall" means, as to any Payment Date, the excess, if any, of

         (a) the aggregate amount of all Class A-1a Basis Risk Carryover Shortfalls on such Payment Date and all prior Payment Dates, over

         (b) the sum of all payments in reduction of Unpaid Class A-1a Basis Risk Carryover Shortfalls on prior Payment Dates pursuant to Sections 8.09 and 8.10.

         "Unpaid Class A-1b Basis Risk Carryover Shortfall" means, as to any Payment Date, the excess, if any, of

         (a) the aggregate amount of all Class A-1b Basis Risk Carryover Shortfalls on such Payment Date and all prior Payment Dates, over

         (b) the sum of all payments in reduction of Unpaid Class A-1b Basis Risk Carryover Shortfalls on prior Payment Dates pursuant to Section 8.10.


                                      1-35

         "Unpaid Class A-2 Basis Risk Carryover Shortfall" means, as to any Payment Date, the excess, if any, of

         (a) the aggregate amount of all Class A-2 Basis Risk Carryover Shortfalls on such Payment Date and all prior Payment Dates, over

         (b) the sum of all payments in reduction of Unpaid Class A-2 Basis Risk Carryover Shortfalls on prior Payment Dates pursuant to
                  Section 8.10.

         "Unpaid Class A-3 Basis Risk Carryover Shortfall" means, as to any Payment Date, the excess, if any, of

         (a) the aggregate amount of all Class A-3 Basis Risk Carryover Shortfalls on such Payment Date and all prior Payment Dates, over

         (b) the sum of all payments in reduction of Unpaid Class A-3 Basis Risk Carryover Shortfalls on prior Payment Dates pursuant to
                  Section 8.10.

         "Unpaid Class A-4 Basis Risk Carryover Shortfall" means, as to any Payment Date, the excess, if any, of

         (a) the aggregate amount of all Class A-4 Basis Risk Carryover Shortfalls on such Payment Date and all prior Payment Dates, over

         (b) the sum of all payments in reduction of Unpaid Class A-4 Basis Risk Carryover Shortfalls on prior Payment Dates pursuant to
                  Section 8.10.

         "Unpaid Class A-5 Basis Risk Carryover Shortfall" means, as to any Payment Date, the excess, if any, of

         (a) the aggregate amount of all Class A-5 Basis Risk Carryover Shortfalls on such Payment Date and all prior Payment Dates, over

         (b) the sum of all payments in reduction of Unpaid Class A-5 Basis Risk Carryover Shortfalls on prior Payment Dates pursuant to
                  Section 8.10.

         "Unpaid Class A-IO Interest Carry Forward Amount" means, as to any Payment Date and the related Accrual Period, the sum of

         (a) The Class A-IO Interest Carry Forward Amount for the prior Payment Date and

         (b) Interest thereon (to the extent payment thereof is legally permissible) at the Class A-IO Interest Rate.


                                      1-36

         "Unpaid Class B-1 Basis Risk Carryover Shortfall" means, as to any Payment Date, the excess, if any, of

         (a) the aggregate amount of all Class B-1 Basis Risk Carryover Shortfalls on such Payment Date and all prior Payment Dates, over

         (b) the sum of all payments in reduction of Unpaid Class B-1 Basis Risk Carryover Shortfalls on prior Payment Dates pursuant to Sections 8.09 and 8.10.

         "Unpaid Class B-1 Interest Carry Forward Amount" means, as to any Payment Date and the related Accrual Period, the sum of

         (a) The Class B-1 Interest Carry Forward Amount for the prior Payment Date and

         (b) Interest thereon (to the extent payment thereof is legally permissible) at the Class B-1 Interest Rate.

         "Unpaid Class B-1 Realized Loss Amount" means, with respect to any Payment Date,

         (a) the sum of all Class B-1 Allocated Realized Loss Amounts on prior Payment Dates, minus

         (b) the sum of all amounts distributed in respect of the Unpaid Class B-1 Realized Loss Amount on prior Payment Dates pursuant to Section 8.04(e)(viii).

         "Unpaid Class B-1 Realized Loss Interest Amount" means, with respect to any Payment Date,

         (a) the sum of all Class B-1 Allocated Realized Loss Interest Amounts on prior Payment Dates, minus

         (b) the sum of all amounts distributed in respect of the Unpaid Class B-1 Realized Loss Interest Amount on prior Payment Dates pursuant to Section 8.04(e)(viii).

         "Unpaid Class B-2 Basis Risk Carryover Shortfall" means, as to any Payment Date, the excess of

         (a) the aggregate amount of all Class B-2 Basis Risk Carryover Shortfalls on such Payment Date and all prior Payment Dates, over

         (b) the sum of all payments in reduction of Unpaid Class B-2 Basis Risk Carryover Shortfalls on prior Payment Dates pursuant to
                  Section 8.10.

         "Unpaid Class B-2 Interest Carry Forward Amount" means, as to any Payment Date and the related Accrual Period, the sum of

         (a) The Class B-2 Interest Carry Forward Amount for the prior Payment Date and


                                      1-37

         (b) Interest thereon (to the extent payment thereof is legally permissible) at the Class B-2 Interest Rate.

         "Unpaid Class B-2 Realized Loss Amount" means, with respect to any Payment Date,

         (a) the sum of all Class B-2 Allocated Realized Loss Amounts on prior Payment Dates, minus

         (b) the sum of all amounts distributed in respect of the Unpaid Class B-2 Realized Loss Amount on prior Payment Dates pursuant to Section 8.04(e)(x).

         "Unpaid Class B-2 Realized Loss Interest Amount" means, with respect to any Payment Date,

         (a) the sum of all Class B-2 Allocated Realized Loss Interest Amounts on prior Payment Dates, minus

         (b) the sum of all amounts distributed in respect of the Unpaid Class B-2 Realized Loss Interest Amount on prior Payment Dates pursuant to Section 8.04(e)(x).

         "Unpaid Class M-1 Basis Risk Carryover Shortfall" means, as to any Payment Date, the excess of

         (a) the aggregate amount of all Class M-1 Basis Risk Carryover Shortfalls on such Payment Date and all prior Payment Dates over

         (b) the sum of all payments in reduction of Unpaid Class M-1 Basis Risk Carryover Shortfalls on prior Payment Dates pursuant to Sections 8.09 and 8.10.

         "Unpaid Class M-1 Interest Carry Forward Amount" means, as to any Payment Date and the related Accrual Period, the sum of

         (a) The Class M-1 Interest Carry Forward Amount for the prior Payment Date and

         (b) Interest thereon (to the extent payment thereof is legally permissible) at the Class M-1 Interest Rate.

         "Unpaid Class M-1 Realized Loss Amount" means, with respect to any Payment Date,

         (a) the sum of all Class M-1 Allocated Realized Loss Amounts on prior Payment Dates, minus

         (b) the sum of all amounts distributed in respect of the Unpaid Class M-1 Realized Loss Amount on prior Payment Dates pursuant to Section 8.04(e)(iv).


                                      1-38

         "Unpaid Class M-1 Realized Loss Interest Amount" means, with respect to any Payment Date,

         (a) the sum of all Class M-1 Allocated Realized Loss Interest Amounts on prior Payment Dates, minus

         (b) the sum of all amounts distributed in respect of the Unpaid Class M-1 Realized Loss Interest Amount on prior Payment Dates pursuant to Section 8.04(e)(iv).

         "Unpaid Class M-2 Basis Risk Carryover Shortfall" means, as to any Payment Date, the excess of

         (a) the aggregate amount of all Class M-2 Basis Risk Carryover Shortfalls on such Payment Date and all prior Payment Dates, over

         (b) the sum of all payments in reduction of Class M-2 Basis Risk Carryover Shortfalls on prior Payment Dates pursuant to Sections 8.09 and 8.10.

         "Unpaid Class M-2 Interest Carry Forward Amount" means, as to any Payment Date and the related Accrual Period, the sum of

         (a) The Class M-2 Interest Carry Forward Amount for the prior Payment Date and

         (b) Interest thereon (to the extent payment thereof is legally permissible) at the Class M-2 Interest Rate.

         "Unpaid Class M-2 Realized Loss Amount" means, with respect to any Payment Date,

         (a) the sum of all Class M-2 Allocated Realized Loss Amounts on prior Payment Dates, minus

         (b) the sum of all amounts distributed in respect of the Unpaid Class M-2 Realized Loss Amount on prior Payment Dates pursuant to Section 8.04(e)(vi).

         "Unpaid Class M-2 Realized Loss Interest Amount" means, with respect to any Payment Date,

         (a) the sum of all Class M-2 Allocated Realized Loss Interest Amounts on prior Payment Dates, minus

         (b) the sum of all amounts distributed in respect of the Unpaid Class M-2 Realized Loss Interest Amount on prior Payment Dates pursuant to Section 8.04(e)(vi).

         "Weighted Average Debt Consolidation Percentage" means the weighted average, by Scheduled Principal Balance, of Loans the proceeds of which were used by the related Obligors for the purpose of debt consolidation.


                                      1-39

         "Weighted Average Loan Rate" means, for any Payment Date, the weighted average (determined by Scheduled Principal Balance) of the Loan Interest Rates for all Loans that were outstanding during the immediately preceding month.

         "Weighted Average Interest Rate" means, for any Payment Date, the sum of (i) the weighted average (expressed as a percentage and rounded to four decimal places) of the Class A-1a, Class A-1b, Class A-2, Class A-3, Class A-4, Class A-5, Class A-IO, Class M-1, Class M-2, Class B-1 and Class B-2 Interest Rates, weighted on the basis of the respective Class A-1a, Class A-1b, Class A-2, Class A-3, Class A-4, Class A-5, Class A-IO, Class M-1, Class M-2, Class B-1 and Class B-2 Principal Balances or Notional Amount, as applicable, for such Payment Date.

         "Yield Maintenance Agreements" means the four Yield Maintenance Agreements, each effective as of October 25, 2001, between the Trust and the LIBOR Cap Counterparty, relating to the Class A-1a, Class M-1, Class M-2 and Class B-1 Certificates, respectively.

         "Yield Maintenance Reserve Funds" means the four separate trust accounts created and maintained pursuant to Section 8.09 in the name of the Trust in an Eligible Institution.

         SECTION 1.03 Calculations. Except as otherwise provided in this Agreement,

         (a) interest payable on the Class A-1a, Class M and Class B-1 Certificates for each Accrual Period shall be calculated on the basis of actual days in a 360-day year, and

         (b) interest payable on the Class A-1b, Class A-2, Class A-3, Class A-4, Class A-5, Class B-2 and Class A-IO Certificates for each Accrual Period shall be calculated on the basis of a 360-day year comprised of twelve 30-day months.


                                      1-40

                                   ARTICLE II

                    ESTABLISHMENT OF TRUST; TRANSFER OF LOANS
                    -----------------------------------------

         SECTION 2.01 Closing.

         (a) There is hereby created, by the Seller as settlor, a separate trust which shall be known as Conseco Finance Home Equity Loan Trust 2001-D. The Trust shall be administered pursuant to the provisions of this Agreement for the benefit of the Certificateholders.

         (b) The Seller hereby transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust, by execution and delivery of an assignment substantially in the form of Exhibit D hereto, all the right, title and interest of the Seller in and to the Loans, including all rights to receive payments due after the applicable Cut-off Date, all rights of the Seller under the Transfer Agreement and all other assets now or hereafter included in the Trust Fund. The Seller concurrently hereby assigns to the Trustee, for the benefit of the Certificateholders and without recourse, all the right, title and interest of the Seller in and to the Uncertificated Subsidiary Interests and the Uncertificated Intermediate Interests. Each such transfer and assignment is intended by the Seller to be a sale of such assets for all purposes, including, without limitation, the Federal Bankruptcy Code, to the end that all such assets will hereafter cease to be the property of the Seller and would not be includable in the estate of the Seller or the Originator for purposes of Section 541 of the Federal Bankruptcy Code.

         (c) Although the parties intend that each conveyance pursuant to this Agreement of the Seller's right, title and interest in and to the Loans (including the Subsequent Loans) and in the Uncertificated Subsidiary Interests and the Uncertificated Intermediate Interests shall constitute a purchase and sale and not a loan, if such conveyances are deemed to be loans, the parties intend that the rights and obligations of the parties to such loans shall be established pursuant to the terms of this Agreement. If the conveyances are deemed to be loans, the parties further intend and agree that the Originator and the Seller shall be deemed to have granted to the Trustee, and the Originator and the Seller do hereby grant to the Trustee, a perfected first-priority security interest in the Trust Fund and that this Agreement shall constitute a security agreement under applicable law. If the trust created by this Agreement terminates prior to the satisfaction of the claims of any Person under any Certificate or Class R Certificate, the security interest created hereby shall continue in full force and effect and the Trustee shall be deemed to be the collateral agent for the benefit of such Person.

         SECTION 2.02 Conditions to the Closing. On or before the Closing Date, the Seller shall deliver or cause to be delivered the following documents to the
Trustee:

         (a) The List of Loans attached to this Agreement as Exhibit L, certified by the Chairman of the Board, President or any Vice President of the Seller.

         (b) A certificate of an officer of the Originator substantially in the form of Exhibit E hereto on behalf of the Seller and the Originator.

         (c) An Opinion of Counsel for the Seller substantially in the form of Exhibit F hereto.


                                      2-1

         (d) A letter, acceptable to the Underwriters, from PricewaterhouseCoopers LLP or another nationally recognized accounting firm, stating that such firm has reviewed the Initial Loans on a statistical sampling basis and setting forth the results of such review.

         (e) Copies of resolutions of the board of directors of the Seller or of the executive committee of the board of directors of the Seller approving the execution, delivery and performance of this Agreement and the transactions contemplated hereunder, certified in each case by the secretary or an assistant secretary of the Seller.

         (f) Officially certified recent evidence of due incorporation and good standing of the Seller under the laws of the State of Minnesota and of the Originator under the laws of the State of Delaware.

         (g) An Officer's Certificate listing the Servicer's Servicing Officers.

         (h) Evidence of continued coverage of the Servicer under the Errors and Omissions Protection Policy.

         (i) Evidence of deposit in the Certificate Account of all funds received with respect to the Loans from the Cut-off Date to the Closing Date, other than principal due on or before the Cut-off Date, together with an Officer's Certificate to the effect that such amount is correct.

         (j) The Loan Files for the Initial Loans and Additional Loans and an Officer's Certificate confirming that the Originator has reviewed the original or a copy of each related promissory note and each related Loan File, that each such Loan and Loan File conforms in all material respects with the List of Loans and that each such Loan File is complete in accordance with the definition thereof and has been delivered to the Trustee (or its custodian).

         (k)      An executed copy of the Transfer Agreement.

         (l)      Evidence of the deposit of $489 in the Pre-Funding Account.

         (m) Letters from each of the Rating Agencies evidencing the following ratings for the Certificates:

      Class        Fitch Rating         Moody's Rating         S&P Rating
    ---------    ----------------     ------------------     --------------
      A-1a             AAA                   Aaa                   AAA
      A-1b             AAA                   Aaa                   AAA
       A-2             AAA                   Aaa                   AAA
       A-3             AAA                   Aaa                   AAA
       A-4             AAA                   Aaa                   AAA
       A-5             AAA                   Aaa                   AAA
      A-IO             AAA                   Aaa                   AAA
       M-1              AA                   Aa3                   AA
       M-2              A                     A2                    A
       B-1             BBB                   Baa2                  BBB


                                      2-2

         (n) Evidence of the deposit of $5,000 in the Basis Risk Reserve Fund.

         SECTION 2.03 Conveyance of the Subsequent Loans.

         (a) Subject to the conditions set forth in paragraph (b) below, in consideration of the Trustee's delivery on the related Subsequent Transfer Dates to or upon the order of the Seller of all or a portion of the balance of funds in the Pre-Funding Account, the Seller shall on any Subsequent Transfer Date sell, transfer, assign, set over and convey to the Trust by execution and delivery of a Subsequent Transfer Instrument, all the right, title and interest of the Seller in and to the Subsequent Loans identified on the List of Loans attached to the Subsequent Transfer Instrument, including all rights to receive payments on or with respect to the Subsequent Loans due after the related Subsequent Cut-off Date, and all items with respect to such Subsequent Loans in the related Loan Files. The transfer to the Trustee by the Seller of the Subsequent Loans shall be absolute and is intended by the Seller, the Trustee, and the Certificateholders to constitute and to be treated as a sale of the Subsequent Loans by the Seller or the Originator to the Trust. Such transfer and assignment is intended by the Seller to be a sale of such assets for all purposes, including, without limitation, the Federal Bankruptcy Code, to the end that all such assets will hereafter cease to be the property of the Seller and would not be includable in the estate of the Seller for purposes of Section 541 of the Federal Bankruptcy Code.

         The purchase price paid by the Trustee shall be one hundred percent (100%) of the aggregate Cut-off Date Principal Balances of such Subsequent Loans. The purchase price of Subsequent Loans shall be paid solely with amounts in the Pre-Funding Account. This Agreement shall constitute a fixed price contract in accordance with Section 860G(a)(3)(A)(ii) of the Code.

         (b) The Seller shall transfer to the Trustee the Subsequent Loans, and the Trustee shall release funds from the Pre-Funding Account, only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

         (i) the Seller shall have provided the Trustee with an Addition Notice at least five Business Days prior to the Subsequent Transfer Date and shall have provided any information reasonably requested by the Trustee with respect to the Subsequent Loans;

         (ii) the Seller shall have delivered the related Loan File for each Subsequent Loan to the Trustee at least two Business Days prior to the Subsequent Transfer Date;

         (iii) the Seller shall have delivered to the Trustee a duly executed Subsequent Transfer Instrument substantially in the form of Exhibit O, which shall include a List of Loans identifying the related Subsequent Loans;

         (iv) as of each Subsequent Transfer Date, as evidenced by delivery of the Subsequent Transfer Instrument, the Seller shall not be insolvent nor shall


                                      2-3
                  it have been made insolvent by such transfer nor shall it be aware of any pending insolvency;

         (v) such sale and transfer shall not result in a material adverse tax consequence to the Trust (including the Master REMIC, Intermediate REMIC or Subsidiary REMIC) or the
                  Certificateholders;

         (vi)     the Pre-Funding Period shall not have ended;

         (vii) the Seller shall have delivered to the Trustee an Officer's Certificate, substantially in the form attached hereto as Exhibit P, confirming the satisfaction of each condition precedent and the representations specified in this Section
                  2.03 and in Sections 3.01 and 3.03;

         (viii) the Seller and the Originator shall have delivered to the Trustee Opinions of Counsel addressed to the Rating Agencies and the Trustee with respect to the transfer of the Subsequent Loans substantially in the form of the Opinions of Counsel delivered to the Trustee on the Closing Date regarding certain bankruptcy, corporate and tax matters;

         (ix)     no Subsequent Loan has a Combined LTV greater than 100%; and

         (x) the Trustee shall have delivered its Acknowledgment as described in Section 2.04(a).

         (c) On or before the last day of the Pre-Funding Period, the Seller shall deliver to the Trustee:

         (i) A letter from PricewaterhouseCoopers LLP or another nationally recognized accounting firm retained by the Seller (with copies provided to the Rating Agencies, the Underwriters and the Trustee) that is in form, substance and methodology the same as that delivered under Section 2.02(d) of this Agreement, except that it shall address the Subsequent Loans and their conformity in all material respects to the characteristics described in Sections 2.03 (b)(ix) and 3.04(b) of this Agreement.

         (ii) Evidence that, as a result of the purchase by the Trust of the Subsequent Loans, none of the ratings assigned to the Class A, Class M-1, Class M-2 and Class B-1 Certificates as of the Closing Date by the Rating Agencies will be reduced, withdrawn or qualified.

         (iii) Evidence that the aggregate Cut-off Date Principal Balances of the Subsequent Loans, not specifically identified as Subsequent Loans as of the Closing Date, do not exceed 25% of the Original Aggregate Certificate Principal Balance less the Class B-2 Principal Balance.


                                      2-4

         SECTION 2.04 Acceptance by Trustee.

         (a) On the Closing Date and each Subsequent Transfer Date, if the conditions set forth in Section 2.02 and 2.03, respectively, have been satisfied, the Trustee shall deliver a certificate to the Seller substantially in the form of Exhibit G hereto (an "Acknowledgment") acknowledging conveyance of the Loans identified on the applicable List of Loans and the related Loan Files to the Trustee and declaring that the Trustee, directly or through a Custodian, will hold all Loans that have been delivered in trust, upon the trusts herein set forth, for the use and benefit of all Certificateholders. The Trustee acknowledges the assignment to it of the Uncertificated Subsidiary Interests and Uncertificated Intermediate Interests and declares that it holds and will hold the Uncertificated Subsidiary Interests and Uncertificated Intermediate Interests in trust for the exclusive use and benefit of the Certificateholders. In consideration of the assignment to it of the Uncertificated Subsidiary Interests and Uncertificated Intermediate Interests, the Trustee has issued on the Closing Date, to or upon the order of the Seller, the Certificates and the Class R Certificate representing, in the aggregate, ownership of the entire beneficial interest in the Master REMIC.

         (b) The Trustee or a Custodian shall review each Loan File, as described in Exhibit G, within 60 days of the Closing Date or later receipt by it of the Loan File. If, in its review of the Loan Files as described in Exhibit G, the Trustee or a Custodian discovers a breach of the representations or warranties set forth in Sections 2.03, 3.02, 3.03, 3.04 or 3.05 of this Agreement, or in the Officer's Certificates delivered pursuant to Section 2.02(j) or 2.03(b)(vii) of this Agreement, the Trustee or Custodian, as the case may be, shall notify the Seller and the Originator shall cure such breach or repurchase or replace such Loan pursuant to Section 3.06.

         SECTION 2.05 REMIC Provisions.

         (a) The Originator, as Servicer, and each holder of the Class R-I Interest, the Class R-II Interest and the Class R-III Interest, by acceptance thereof, each agree that, in accordance with the requirements of Section 860D(b)(1) of the Code, the federal tax return of each of the Subsidiary REMIC, Intermediate REMIC and Master REMIC for its first taxable year shall provide an election for the Subsidiary REMIC, Intermediate REMIC or Master REMIC, as the case may be, to be treated as a REMIC under the Code for such taxable year and all subsequent taxable years, and the Trustee shall sign such return. In furtherance of the foregoing, the Trustee (at the direction of the Originator, the Seller or the Servicer), the Originator, the Seller and the Servicer shall take, or refrain from taking, all such action as is necessary to maintain the status of each of the Subsidiary REMIC, Intermediate REMIC or Master REMIC as a REMIC under the REMIC Provisions of the Code, including, but not limited to, the taking of such action as is necessary to cure any inadvertent termination of REMIC status.

         (b) The Regular Certificates are being issued in twelve classes and are hereby designated by the Seller as the "regular interests" in the Master REMIC for the purposes of Section 860G(a)(1) of the Code. The following terms of the Regular Certificates are irrevocably established as of the Closing Date:


                                      2-5

                                                                              Original Class
                                                                            Principal Balance
                                       Interest Rate Per Annum                (or Notional
Class                                    (Pass-Through Rate)                     Amount)            Maturity Date
----------------------------  ------------------------------------------  -----------------------  --------------
Class A-1a                    A floating rate equal to the least of       $      142,000,000       November 2032
                              one month LIBOR plus 0.25% per year, the
                              Adjusted Net WAC Cap Rate, and 15.00%
                              per year
Class A-1b                       the lesser of 3.26% per year or the      $       45,000,000       November 2032
                                      Adjusted Net WAC Cap Rate
Class A-2                        the lesser of 4.10% per year or the      $       57,000,000       November 2032
                                      Adjusted Net WAC Cap Rate
Class A-3                        the lesser of 4.67% per year or the      $       96,000,000       November 2032
                                      Adjusted Net WAC Cap Rate
Class A-4                        the lesser of 5.53% per year or the      $       49,500,000       November 2032
                                      Adjusted Net WAC Cap Rate
Class A-5                      the lesser of 6.19% (or, to the extent     $       61,500,000       November 2032
                               provided in Section 8.06(f), 6.69%) per
                                year or the Adjusted Net WAC Cap Rate
Class A-IO                                      8.8%                      $      162,500,000(1)    November 2032
Class M-1                     A floating rate equal to the least of       $       38,500,000       November 2032
                              one month LIBOR plus 1.35% per year,
                              the  Adjusted Net WAC Cap Rate, and
                              15.00% per year
Class M-2                     A floating rate equal to the least of       $       27,500,000       November 2032
                              one month LIBOR plus 1.75% per year, the
                              Adjusted Net WAC Cap Rate, and 15.00%
                              per year
Class B-1                     A floating rate equal to the least of       $       22,000,000       November 2032
                              one month LIBOR plus 2.50% per year,
                              the  Adjusted Net WAC Cap Rate, and
                              15.00% per year
Class B-2                     the lesser of 9.44% per year or the         $       11,000,000       November 2032
                              Adjusted Net WAC Cap Rate
Class B-3I                                       (2)                      $      550,000,000(2)    November 2032

-----------------

(1) The Class A-IO Certificates will receive each Payment Date the distribution on such Payment Date to the Uncertificated Intermediate Interest Class I-AIO, which is equivalent to interest accrued at the Class A-IO Pass-Through Rate on the Class A-IO Notional Amount.

(2) The Class B-3I Certificate is an interest-only regular interest entitled to the payment of the Class B-3I Formula Distribution Amount.

         The Seller does not represent that any Class of Regular Certificates will, in fact, mature on any given date. The Class R-III Interest is being issued in a single Class and is hereby designated by the Seller as constituting the sole class of "residual interests" in the Master REMIC for purposes of
Section 860G(a)(2) of the Code.


                                      2-6

         (c) The Uncertificated Intermediate Interests are being issued in twelve classes and are hereby designated by the Seller as constituting the "regular interests" in the Intermediate REMIC for the purposes of Section 860G(a)(1) of the Code. The following terms of the Uncertificated Intermediate Interests are irrevocably established as of the Closing Date:

                                                          Original Class Principal        Assumed
                                                            Balance (or Notional           Final
Class                Pass-Through Rate Per Annum                   Amount)             Maturity Rate
-------------------  --------------------------------    --------------------------  -----------------
Class I-A1a          Adjusted Net WAC Cap Rate              $       71,000,000        November 2032
Class I-A1b          Adjusted Net WAC C Rate                $       22,500,000        November 2032
Class I-A2           Adjusted Net WAC Cap Rate              $       28,500,000        November 2032
Class I-A3           Adjusted Net WAC Cap Rate              $       48,000,000        November 2032
Class I-A4           Adjusted Net WAC Cap Rate              $       24,750,000        November 2032
Class I-A5           Adjusted Net WAC Cap Rate              $       30,750,000        November 2032
Class I-AIO                             (1)                 $      162,500,000(2)     November 2032
Class I-M1           Adjusted Net WAC Cap Rate              $       19,250,000        November 2032
Class I-M2           Adjusted Net WAC Cap Rate              $       13,750,000        November 2032
Class I-B1           Adjusted Net WAC Cap Rate              $       11,000,000        November 2032
Class I-B2           Adjusted Net WAC Cap Rate              $        5,500,000        November 2032
Class I-Accrual      Adjusted Net WAC Cap Rate              $      275,000,000        November 2032

-------------------

(1) A floating rate equal to 8.8% for the Payment Dates in November 2001 to and including March 2004, and 0% for all Payment Dates thereafter.

(2) Uncertificated Intermediate Interest Class I-AIO receives interest accrued at its Pass-Through Rate on the Subsidiary Interest Adjusted Principal Balance of (1) the Class S-2(1) Interest through and including the September 2002 Payment Date, (2) the Class S-2(2) Interest through and including the March 2003 Payment Date, (3) the Class S-2(3) Interest through and including the September 2003 Payment Date, and (4) the Class S-2(4) Interest through and including the March 2004 Payment Date.

         The Seller does not represent that any Class of Uncertificated Intermediate Interests will, in fact, mature on any given date. The Class R-II Interest is being issued in a single Class and is hereby designated by the Seller as constituting the sole class of "residual interests" in the Intermediate REMIC for purposes of Section 860G(a)(2) of the Code.

         (d) The Uncertificated Subsidiary Interests are being issued in five classes and, together with the Class P Certificate, are hereby designated by the Seller as constituting the "regular interests" in the Subsidiary REMIC for the purposes of Section 860G(a)(1) of the Code. The following terms of the Uncertificated Subsidiary Interests and Class P Certificate are irrevocably established as of the Closing Date:

                                 Pass-Through                       Original              Assumed Final
Class                           Rate Per Annum                  Principal Balance         Maturity Date
--------------------   ----------------------------------   --------------------------  -------------------
Class S-1                      Net WAC Cap Rate                  $    387,500,000         November 2032
Class S-2(1)                   Net WAC Cap Rate                  $     50,000,000         November 2032



                                      2-7


Class S-2(2)                   Net WAC Cap Rate                  $     37,500,000         November 2032
Class S-2(3)                   Net WAC Cap Rate                  $     12,500,000         November 2032
Class S-2(4)                   Net WAC Cap Rate                  $     62,500,000         November 2032
Class P                               (1)                        $            100         November 2032

----------------------
(1)      The Class P Certificate is entitled to all Prepayment Charges.

         The Class R-I Interest is being issued in a single Class and is hereby designated by the Seller as the sole class of "residual interests" in the Subsidiary REMIC for purposes of Section 860G(a)(2) of the Code.

         (e) The Closing Date, which is the day on which each of the Subsidiary REMIC, the Intermediate REMIC and the Master REMIC will issue all of its regular and residual interests, is hereby designated as the "startup day" of each of the Subsidiary REMIC, the Intermediate REMIC and the Master REMIC within the meaning of Section 860G(a)(9) of the Code.

         (f) After the Closing Date, neither the Trustee, the Originator, the Seller nor any Servicer shall:

         (i) accept any contribution of assets to the Subsidiary REMIC, the Intermediate REMIC or the Master REMIC,

         (ii) dispose of any portion of the Subsidiary REMIC, the Intermediate REMIC or the Master REMIC, other than as provided in Sections 3.06, 3.08 and 8.06,

         (iii) engage in any "prohibited transaction," as defined in Sections 860F(a)(2) and (5) of the Code, except as may be contemplated by Section 3.07,

         (iv) accept any contribution after the Closing Date that is subject to the tax imposed by Section 860G(d) of the Code or

         (v) engage in any activity or enter into any agreement that would result in the receipt by the Subsidiary REMIC, the Intermediate REMIC or the Master REMIC of any "net income from foreclosure property" as defined in Section 860G(c)(2) of the Code, unless, prior to any such action set forth in clauses
                  (i), (ii), (iii), (iv) or (v) the Trustee shall have received an unqualified Opinion of Counsel, which opinion shall not be an expense of the Trust, stating that such action will not, directly or indirectly,

                  (A) adversely affect the status of the Subsidiary REMIC, the Intermediate REMIC or the Master REMIC as a REMIC or the status of the Uncertificated Subsidiary Interests or Class P Certificate as "regular interests" in the Subsidiary REMIC, the status of the Class R-I Interest as the sole class of "residual interests" in the Subsidiary REMIC, the status of the Uncertificated Intermediate Interests as "regular interests" in the Intermediate


                                      2-8

                           REMIC, the status of the Class R-II Interest as the sole class of "residual interests" in the Intermediate REMIC, the status of the Regular Certificates as "regular interests" in the Master REMIC, or the status of the Class R-III Interest as the sole class of "residual interests" in the Master REMIC,

                  (B) affect the distributions payable hereunder to the Certificateholders or

                  (C) result in the imposition of any lien, charge or encumbrance upon the Subsidiary REMIC, the Intermediate REMIC or the Master REMIC.

         (g) Upon the acquisition of any real property (including interests in real property), or any personal property incident thereto, in connection with the default of a Loan, the Servicer and the Trustee (at the direction of the Servicer) shall take, or cause to be taken, such action as is necessary to sell or otherwise dispose of such property within such period as is then required by the Code in order for such property to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code, unless the Servicer and the Trustee receive an Opinion of Counsel to the effect that the holding by the Subsidiary REMIC, the Intermediate REMIC or the Master REMIC of such property subsequent to the period then permitted by the Code will not result in the imposition of any taxes on "prohibited transactions" of the Subsidiary REMIC, the Intermediate REMIC or the Master REMIC, as defined in Section 860F of the Code, or cause the Subsidiary REMIC, the Intermediate REMIC or the Master REMIC to fail to qualify as a REMIC at any time that the Uncertificated Subsidiary Interests, Class P Certificate, Class R Certificate, Uncertificated Intermediate Interests or Regular Certificates are outstanding. The Servicer shall manage, conserve, protect and operate such real property, or any personal property incident thereto, so that such property will not fail to qualify as "foreclosure property," as defined in Section 860G(a)(8) of the Code, and that the management, conservation, protection and operation of such property will not result in the receipt by the Subsidiary REMIC, the Intermediate REMIC or the Master REMIC of any "income from nonpermitted assets," within the meaning of
Section 860F(a)(2)(B) of the Code.

         SECTION 2.06 Seller Option to Substitute for Prepaid Loans. The Seller may, at its option, substitute new loans for Loans as to which a Principal Prepayment in Full has been received by the Servicer prior to January 1, 2002 ("Prepaid Loans"), up to a maximum of 5% of the Cut-Off Date Pool Principal Balance, upon satisfaction of the following conditions:

         (i) the Seller shall have conveyed to the Trustee the Loan to be substituted for the Prepaid Loan and the Loan File related to such Loan and the Seller shall have marked the Electronic Ledger indicating that such Loan constitutes part of the Trust;

         (ii) the Loan to be substituted is an Eligible Substitute Loan and the Seller delivers an Officers' Certificate, substantially in the form of Exhibit J-3 hereto, to the Trustee certifying that such Loan is an Eligible Substitute Loan;


                                      2-9

         (iii) the Seller shall have delivered to the Trustee evidence of filing of a UCC-1 financing statement executed by the Seller as debtor, naming the Trustee as secured party and filed in Minnesota, listing such Loan to be substituted as collateral;

         (iv) such substitution shall be accomplished prior to the Determination Date immediately following the calendar month in which the Principal Prepayment in Full was received by the Servicer, and no such substitution shall take place after January 14, 2002.

         (v) the Seller shall have delivered to the Trustee an Opinion of Counsel

                  (A) to the effect that the substitution of such Loan for such Prepaid Loan will not cause the Master REMIC, Intermediate REMIC or Subsidiary REMIC to fail to qualify as a REMIC at any time under then applicable REMIC Provisions or cause any "prohibited transaction" that will result in the imposition of a tax under such REMIC Provisions, and

                  (B)      to the effect of paragraph 9 of Exhibit F hereto; and

         (vii) if the Principal Prepayment received in respect of such Prepaid Loan is greater than the Scheduled Principal Balance of the Loan to be substituted, such excess shall be distributed to Certificateholders on the related Payment Date as a prepayment of principal.

         Upon satisfaction of such conditions, the Trustee shall add such Loan to be substituted to the List of Loans and shall reassign the Prepaid Loan to the Originator as described in Section 3.08.

         Any substitutions pursuant to this Section 2.06 may be accomplished on a loan-by-loan basis or on an aggregate basis as to all Prepaid Loans with respect to a given calendar month.


                                      2-10

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

         The Seller and the Originator make the following representations and warranties. The Trustee will rely on the representations and warranties in accepting the Loans in trust and issuing the Certificates and the Class R Certificate on behalf of the Trust. The repurchase or substitution and indemnification obligations of the Originator set forth in Section 3.06 constitute the sole remedies available to the Trust or the Certificateholders for a breach of a representation or warranty of the Originator set forth in Sections 2.03, 3.02, 3.03, 3.04 or 3.05 of this Agreement, or in the Officer's Certificates delivered pursuant to Sections 2.02(j) or 2.03(b)(vii) of this Agreement.

         SECTION 3.01 Representations and Warranties Regarding the Seller. The Seller represents and warrants to the Certificateholders, effective on the Closing Date and each Subsequent Transfer Date, that:

         (a) Organization and Good Standing. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Seller is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Seller.

         (b) Authorization; Binding Obligations. The Seller has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement, and to create the Trust and cause it to make, execute, deliver and perform its obligations under this Agreement and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and to cause the Trust to be created. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Seller enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

         (c) No Consent Required. The Seller is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

         (d) No Violations. The execution, delivery and performance of this Agreement by the Seller will not violate any provision of any existing law or regulation or any order or decree of any court or the Certificate of Incorporation or Bylaws of the Seller, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Seller is a party or by which the Seller may be bound.


                                      3-1

         (e) Litigation. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Seller threatened, against the Seller or any of its properties or with respect to this Agreement, the Certificates or the Class R Certificate which, if adversely determined, would in the opinion of the Seller have a material adverse effect on the transactions contemplated by this Agreement.

         (f) Licensing. The Seller is duly licensed in each state in which Loans were originated to the extent the Seller is required to be licensed by applicable law in connection with the origination and servicing of the Loans.

         (g) Chief Executive Office. The chief executive office of the Seller is at 300 Landmark Towers, 345 St. Peter Street, St. Paul, Minnesota 55102-1639. The Seller is a corporation organized and existing under the laws of the State of Minnesota.

         (h) No Default. The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default would materially and adversely affect is condition (financial or other) or operations or its properties or the consequences of which would materially and adversely affect its performance hereunder. The Seller is not in default under any agreement involving financial obligations or on any outstanding obligation which would materially adversely impact its financial condition or operations or legal documents associated with the transaction contemplated by this Agreement.

         (i) Lawful Assignment. The Seller has duly executed a valid blanket assignment of the Loans transferred to the Trust, and has transferred all its right, title and interest in such Loans. The Assignment, any and all documents executed and delivered by the Seller pursuant to Section 2.01(a), and this Agreement each constitutes the legal, valid and binding obligation of the Seller enforceable in accordance with its respective terms.

         (j) Good Title. The Seller is the sole owner of the Loans and has the authority to sell, transfer and assign such Loans to the Trust under the terms of this Agreement. There has been no assignment, sale or hypothecation of the Loans by the Seller, other than a hypothecation which terminates upon sale of the Loans to the Trust. The Seller has good and marketable title to the Loans, free and clear of any encumbrance, equity, loan, pledge, charge, claim, or security interest of any type and has full right to transfer the Loans to the Trust.

         SECTION 3.02 Representations and Warranties Regarding Each Loan. The Originator has made the following representations and warranties to the Seller in the Transfer Agreement, which representations and warranties the Seller has assigned to the Trustee for the benefit of the Certificateholders, as of the Closing Date with respect to each Loan identified on the List of Loans attached to this Agreement as Exhibit L and as of each Subsequent Transfer Date with respect to each Subsequent Loan identified on the List of Loans attached to the related Subsequent Transfer Instrument:

         (a) List of Loans. The information set forth in the List of Loans is true and correct as of its date.


                                      3-2

         (b) Payments. No scheduled payment due under the Loan was delinquent over 30 days as of the Cut-off Date (except for 0.34% of the Initial Loans by Scheduled Principal Balance) if an Initial Loan or Additional Loan, or 29 days as of the related Cut-off Date, if a Subsequent Loan.

         (c) Costs Paid and No Waivers. The terms of the Loan have not been waived, altered or modified in any respect, except by instruments or documents identified in the Loan File. All costs, fees and expenses incurred in making, closing and perfecting the lien of the Loan have been paid. The subject real property has not been released from the lien of such Loan.

         (d) Binding Obligation. The Loan is the legal, valid and binding obligation of the Obligor thereunder and is enforceable in accordance with its terms, except as such enforceability may be limited by laws affecting the enforcement of creditors' rights generally.

         (e) No Defenses. The Loan is not subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and the operation of any of the terms of the Loan or the exercise of any right thereunder will not render the Loan unenforceable in whole or in part or subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and no such right of rescission, setoff, counterclaim or defense has been asserted with respect thereto.

         (f) Insurance Coverage. The Originator has been named as an additional insured party under any hazard insurance on the property described in the Loan, to the extent required by the Originator's underwriting guidelines. If upon origination of the Loan, the property securing the Loan was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and if flood insurance was required by federal regulation and such flood insurance has been made available in the locale where the property is located), the property is covered by a flood insurance policy of the nature and in an amount which is consistent with the servicing standard set forth in Section 5.02.

         (g) Combined LTV. The Combined LTV for each Loan is not greater than 100%.

         (h) Lawful Assignment. The Loan was not originated in and is not subject to the laws of any jurisdiction whose laws would make the transfer of the Loan under this Agreement or pursuant to transfers of the Certificates or Class R Certificate unlawful or render the Loan unenforceable. The Originator has duly executed a valid blanket assignment of the Loans transferred to the Seller, and has transferred all its right, title and interest in such Loans, including all rights the Originator may have against the originating lender with respect to Loans originated by a lender other than the Originator, to the Seller. The blanket assignment, any and all documents executed and delivered by the Originator pursuant to Sections 2.01(b) and 2.03(b), and this Agreement each constitutes the legal, valid and binding obligation of the Originator enforceable in accordance with its respective terms.

         (i) Compliance with Law. At the date of origination of the Loan, all requirements of any federal and state laws, rules and regulations applicable to the Loan, including, without limitation, usury and truth in lending laws, have been complied with and the Originator shall for at least the period of this Agreement, maintain in its possession, available for the Trustee's


                                      3-3
inspection, and shall deliver to the Trustee upon demand, evidence of compliance with all such requirements.

         (j) Loan in Force. The Loan has not been satisfied or subordinated in whole or in part or rescinded, and the real estate securing such Loan has not been released from the lien of such Loan in whole or in part.

         (k) Valid Lien. The contract and/or promissory note, and the mortgage, deed of trust, security deed or other evidence of a lien on the related real property, which evidence the Loan have been duly executed and delivered by the Obligor, and the lien created thereby has been duly recorded, or has been delivered to the appropriate governmental authority for recording and will be duly recorded within 180 days, and constitutes a valid and perfected first, second or third priority lien, as the case may be, on the real estate described in such Loan.

         (l) Capacity of Parties. The signature(s) of the Obligor(s) on the contract and/or promissory note, and the mortgage, deed of trust, security deed or other evidence of a lien on the related real property, which evidence the Loan are genuine and all parties to the Loan had full legal capacity to execute such documents.

         (m) Good Title. The Originator is the sole owner of the Loan and has the authority to sell, transfer and assign such Loan to the Seller under the terms of the Transfer Agreement. There has been no assignment, sale or hypothecation of the Loan by the Originator except the usual past hypothecation of the Loan in connection with the Originator's normal banking transactions in the conduct of its business, which hypothecation terminates upon sale of the Loan to the Seller. The Originator has good and marketable title to the Loan, free and clear of any encumbrance, equity, loan, pledge, charge, claim, lien or encumbrance of any type and has full right to transfer the Loan to the Seller.

         (n) No Defaults. As of the Cut-off Date, there was no default, breach, violation or event permitting acceleration existing under the Loan and no event which, with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event permitting acceleration under such Loan (except payment delinquencies permitted by clause (b) above). The Originator has not waived any such default, breach, violation or event permitting acceleration except payment delinquencies permitted by clause (b) above.

         (o) Equal Installments. The Loan provides for monthly payments (except, in the case of a Balloon Loan, for the final monthly payment of such Loan) which fully amortize the Loan over its term.

         (p) Enforceability. Each Loan contains customary and enforceable provisions so as to render the rights and remedies of the holder thereof adequate for the realization against the collateral of the benefits of the lien provided thereby.

         (q) One Original. There is only one original executed promissory note, which promissory note has been delivered to the Trustee or its Custodian on or before the Closing Date or Subsequent Transfer Date if a Subsequent Loan, except for 15 home equity Loans with an aggregate Scheduled Principal Balance of $1,346,397.02. As to each missing note, the


                                      3-4

Originator has delivered to the Trustee or its Custodian a copy of the note and a lost note affidavit.

         (r) Genuine Documents. All documents submitted are genuine, and all other representations as to the Loan, including the List of Loans, are true and correct. Any copies of documents provided by the Originator are accurate and complete (except that, with respect to each Loan that was originated by a contractor or lender other than the Originator, the Originator makes such representation and warranty only to the best of the Originator's knowledge).

         (s) Origination. The Loan was originated by a home equity lender or home improvement contractor in the ordinary course of such lender's or contractor's business or was originated by the Originator directly.

         (t) Underwriting Guidelines. The Loan was originated or purchased in accordance with the Originator's then-current underwriting guidelines, and such underwriting guidelines required an appraisal acceptable to Fannie Mae or Freddie Mac.

         (u) Good Repair. The property described in the Loan is, to the best of the Originator's knowledge, free of damage and in good repair.

         (v) Qualified Mortgage. The Loan is a "qualified mortgage" within the meaning of the REMIC Provisions. The Originator represents and warrants that, either as of (i) the date of origination (within the meaning of the REMIC Provisions) or (ii) the Closing Date or, if a Subsequent Loan, the Subsequent Transfer Date, the fair market value of the interest in real property securing the Loan was not less than 80% of the "adjusted issue price" (in each case within the meaning of the REMIC Provisions) of such Loan.

         (w) Prepayment Term. No Prepayment Charges are payable under the Loan after the 60th month following the origination date of the Loan.

         (x) Certain Disclosure Statements. The Obligor has executed a statement to the effect that it has received all disclosure materials required by applicable law with respect to the making of fixed rate mortgage loans and rescission materials with respect to home improvement loans, in the case of home improvement loans, and such statement will be retained in the Loan File.

         SECTION 3.03 Additional Representations and Warranties. The Seller hereby represents and warrants to the Trustee for the benefit of the Certificateholders, as of the Closing Date with respect to each Loan identified on the List of Loans attached to this Agreement as Exhibit L and as of each Subsequent Transfer Date with respect to each Subsequent Loan identified on the List of Loans attached to the related Subsequent Transfer Instrument:

         (a) Lawful Assignment. The Loan was not originated in and is not subject to the laws of any jurisdiction whose laws would make the transfer of the Loan under this Agreement or pursuant to transfers of the Certificates or Class R Certificate unlawful or render the Loan unenforceable. The Seller has duly executed a valid blanket assignment of the Loans transferred to the Trust, and has transferred all its right, title and interest in such Loans. The blanket assignment, any and all documents executed and delivered by the Seller pursuant to Sections


                                      3-5

2.01(b) and 2.03(b), and this Agreement each constitutes the legal, valid and binding obligation of the Seller enforceable in accordance with its respective terms.

         (b) Good Title. The Seller is the sole owner of the Loan and has the authority to sell, transfer and assign such Loan to the Trust under the terms of this Agreement. There has been no assignment, sale or hypothecation of the Loan by the Seller. The Seller has good and marketable title to the Loan, free and clear of any encumbrance, equity, loan, pledge, charge, claim, lien or encumbrance of any type and has full right to transfer the Loan to the Trust.

         SECTION 3.04 Representations and Warranties Regarding the Loans in the Aggregate. The Originator has represented and warranted to the Seller in the Transfer Agreement, which representations and warranties the Seller has assigned to the Trustee for the benefit of the Certificateholders, as of the Closing Date with respect to the Initial Loans and Additional Loans, and as of each Subsequent Transfer Date with respect to the related Subsequent Loans, that:

         (a) Amounts. As of the Closing Date, the sum of the Cut-off Date Pool Principal Balance, plus the Original Pre-Funded Amount, equals at least the Original Aggregate Certificate Principal Balance. By Cut-off Date Principal Balance, the Initial Loans and Additional Loans plus the Subsequent Loans specifically identified as of the Closing Date represent at least 75% of the Original Aggregate Certificate Principal Balance.

         (b) Characteristics. The Loans have the following characteristics:

         (i) 100% are secured by a mortgage, deed of trust or security deed creating a first, second or third lien on the related real estate;

         (ii) none has a remaining or original maturity of more than 360 months;

         (iii) no Initial Loan has a final scheduled payment date later than October 24, 2031, no Additional Loan has a final scheduled payment date later than November 5, 2031 and no such Subsequent Loan has a final scheduled payment date later than December 14, 2031;

         (iv) none had a principal balance at origination of more than $677,500; and

         (v) none of the Initial or Additional Loans has a Loan Interest Rate less than 5.00%.

                  The weighted average (by Scheduled Principal Balance) Combined LTV of the Loans as of the Post-Funding Payment Date is not more than 100 basis points more than such ratio with respect to the Initial Loans.

                  As of the Post-Funding Payment Date, the weighted average (by Scheduled Principal Balance) of the Loan Interest Rates of the Loans is greater than 11.89% and not more than 1.65% (by Scheduled Principal Balance) has a Loan Interest Rate less than 9.30%.


                                      3-6

                  All Loans. 78.59% (by Scheduled Principal Balance) of the Initial Loans are secured by a first priority lien, 19.38% by a second priority lien and 2.04% by a third priority lien. As of the Post-Funding Payment Date, the percentage of the Loans secured by a second priority lien is not more than 18.00% and not more than 2.00% are secured by a third priority lien.

                  The percentage (by Scheduled Principal Balance) of the Loans as of the Closing Date which are identified by the Originator as debt consolidation loans is 10.05%. As of the Subsequent Transfer Date, such percentage of debt consolidation loans is not greater than 11.00%.

                  The percentage (by Scheduled Principal Balance) of the Loans as of the Post-Funding Payment Date which are secured by owner-occupied real estate is at least 97%.

                  The percentage (by Scheduled Principal Balance) of the Loans as of the Post-Funding Payment Date which are secured by single family real estate is at least 93%.

                  The weighted average of the FICO scores of the Initial Loans is 614 and as of the Post-Funding Payment Date, the weighted average of the FICO scores of the Loans is not less than 608.

                  The weighted average loan-to-value ratio of the Initial Loans is 88.52% and as of the Post-Funding Payment Date, the weighted average loan-to-value ratio for the Loans is not more than 100 basis points higher than the Initial Loans.

                  None of the Additional Loans nor Subsequent Loans is a home improvement loan.

                  Home Equity Loans Only. By Cut-off Date Principal Balance, no more than 18.00% of the home equity loans is secured by a second mortgage and not more 0.30% of the home equity loans is secured by a third mortgage.

                  The percentage (by Scheduled Principal Balance) of the home equity Loans as of the Post-Funding Payment Date which are identified by the Originator under its standard underwriting criteria as "B" and "C" credits is not more than 300 basis points and 200 basis points, respectively, more than the percentage of Initial home equity Loans identified as "B" and "C" credits.

                  The weighted average debt-to-income ratio of the Obligors on home equity Loans as of the Post-Funding Payment Date is not greater than 43.50%.

                  As of the Post-Funding Payment Date, the percentage of home equity Loans (by Scheduled Principal Balance) with a FICO score of less than 620 is not more than 2% more than such percentage as of the Closing Date.

         (c) Geographic Concentrations. By Cut-off Date Principal Balance, 11.04% of the Initial and Additional Loans are secured by property located in California, 9.83% in Florida,


                                      3-7

7.43% in Texas and 6.04% in Michigan. No other state represents more than 5.00% of the aggregate Cut-off Date Principal Balances of the Initial and Additional Loans.

                  No more than 1% of the Loans by Cut-off Date Principal Balance are secured by property located in an area with the same five-digit zip code.

         (d) Marking Records. The Originator has caused the portions of the Electronic Ledger relating to the Loans to be clearly and unambiguously marked to indicate that such Loans constitute part of the Trust and are owned by the Trust in accordance with the terms of the Trust created hereunder.

         (e) No Adverse Selection. No adverse selection procedures have been employed in selecting the Loans.

         (f) Lender Concentration. No more than 5.0% of the Loans, by Cut-off Date Principal Balance, were originated by any one lender (other than the Originator).

         (g) Home Ownership and Equity Protection Act. With respect to any Loan subject to the Home Ownership and Equity Protection Act of 1994, each such Loan has been originated and serviced in compliance with the provisions thereof.

         SECTION 3.05 Representations and Warranties Regarding the Loan Files. The Originator has represented and warranted to the Seller in the Transfer Agreement, which representations and warranties the Seller has assigned to the Trustee for the benefit of the Certificateholders, that:

         (a) Possession. On the Closing Date, the Trustee or a Custodian will have possession of each original Initial Loan and Additional Loan and the related Loan File, except for each of the missing notes described in section 3.02(q), as to which the Originator has delivered to the Trustee or its Custodian a copy of the note and a lost note affidavit. On each Subsequent Transfer Date, the Originator will have possession of each original Subsequent Loan being transferred to the Trust on that Subsequent Transfer Date and the related Loan File. There are and there will be no custodial agreements or servicing contracts in effect materially and adversely affecting the rights of the Originator to make, or cause to be made, any delivery required hereunder or under the Transfer Agreement.

         (b) Bulk Transfer Laws. The transfer, assignment and conveyance of the Loans and the Loan Files by the Originator pursuant to the Transfer Agreement is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

         SECTION 3.06 Repurchases of Loans for Breach of Representations and Warranties.

         (a) Subject to Section 3.07, the Originator shall repurchase a Loan, at its Repurchase Price, not later than 90 days after the day on which the Originator, the Servicer, the Seller or the Trustee first discovers or should have discovered a breach of a representation or warranty set forth in Sections 2.03, 3.02, 3.03, 3.04 or 3.05, or in the Officer's Certificates delivered pursuant to Sections 2.02(j) or 2.03(b)(vii), that materially and adversely affects the Trust's or the


                                      3-8

Certificateholders' interest in such Loan and which breach has not been cured within such time; provided, however, that

         (i) in the event that a party other than the Originator first becomes aware of such breach, such discovering party shall notify the Originator in writing within 5 Business Days of the date of such discovery and

         (ii) with respect to any Loan incorrectly described on the List of Loans with respect to Cut-off Date Principal Balance, which the Originator would otherwise be required to repurchase pursuant to this Section, the Originator may, in lieu of repurchasing such Loan, deliver to the Seller for deposit in the Certificate Account within 90 days from the date of such discovery cash in an amount sufficient to cure such deficiency or discrepancy. Any such cash so deposited shall be distributed to Certificateholders on the immediately following Payment Date as a collection of principal or interest on such Loan, according to the nature of the deficiency or discrepancy. Notwithstanding any other provision of this Agreement, the obligation of the Originator under this Section shall not terminate upon a Service Transfer pursuant to
                  Article VII.

         (b) On or prior to the date that is the second anniversary of the Closing Date, the Originator may, at its election, substitute an Eligible Substitute Loan for a Loan that it is obligated to repurchase pursuant to
Section 3.06(a) (such Loan being referred to as the "Replaced Loan") upon satisfaction of the following conditions:

         (i) the Originator shall have conveyed to the Seller the Loan to be substituted for the Replaced Loan and the Loan File related to such Loan and the Originator shall have marked the Electronic Ledger indicating that such Loan constitutes part of the Trust;

         (ii) the Loan to be substituted is an Eligible Substitute Loan and the Originator delivers an Officers' Certificate, substantially in the form of Exhibit J-2 hereto, to the Trustee certifying that such Loan is an Eligible Substitute Loan;

         (iii) the Originator shall have delivered to the Trustee evidence of filing of a UCC-1 financing statement identifying the Originator as debtor, naming the Seller as secured party and filed in Delaware, listing such Loan to be substituted as collateral;

         (iv) the Originator shall have delivered to the Trustee an Opinion of Counsel

                  (A) to the effect that the substitution of such Loan for such Replaced Loan will not cause the Trust to fail to qualify as a REMIC at any time under then applicable REMIC Provisions or cause any "prohibited transaction" that will result in the imposition of a tax under such REMIC Provisions and


                                      3-9

                  (B)      to the effect of paragraph 9 of Exhibit F hereto; and

         (v) if the Scheduled Principal Balance of such Replaced Loan is greater than the Scheduled Principal Balance of the Loan to be substituted, the Originator shall have delivered to the Seller for deposit in the Certificate Account the amount of such excess and shall have included in the Officers' Certificate required by clause (ii) above a certification that such deposit has been made.

Upon satisfaction of such conditions, the Trustee shall add such Loan to be substituted to, and delete such Replaced Loan from, the List of Loans. Such substitution shall be effected prior to the first Determination Date that occurs more than 90 days after the Originator becomes aware, or should have become aware, or receives written notice from the Trustee, of the breach referred to in
Section 3.06(a). Promptly after any such substitution of a Loan, the Originator shall give written notice of such substitution to each of the Rating Agencies.

         (c) If the Originator is required to repurchase a Loan under Section 3.06(a) or has elected to substitute an Eligible Substitute Loan for a Loan under Section 3.06(b), and if the reason for such repurchase or substitution is that the Originator has failed to deliver to the Trustee the Loan File for the Loan to be repurchased or substituted for (except in the case of a failure to deliver evidence of the lien on the related improved property and evidence of due recording of such mortgage, deed of trust or security deed, if available), then, notwithstanding the time periods set out in Sections 3.06(a) and 3.06(b), the Originator shall either

         (i) repurchase such Loan, at its respective Repurchase Price, within 30 days of the Closing Date, or

         (ii) substitute an Eligible Substitute Loan for the Loan within 90 days of the Closing Date.

         (d) The Originator shall defend and indemnify the Seller, the Trustee and the Certificateholders against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of any third-party action arising out of any breach of any such representation and warranty.

         SECTION 3.07 No Repurchase Under Certain Circumstances. Notwithstanding any provision of this Agreement to the contrary, no repurchase or substitution pursuant to Section 3.06 shall be made unless the Originator (at its own expense) obtains for the Trustee an Opinion of Counsel addressed to the Trustee that any such repurchase or substitution would not, under the REMIC Provisions,

         (i) cause the Master REMIC, Intermediate REMIC or Subsidiary REMIC to fail to qualify as a REMIC while any regular interest in such REMIC is outstanding,

         (ii) result in a tax on prohibited transactions within the meaning of Section 860F(a)(2) of the Code, or


                                      3-10

         (iii) constitute a contribution after the startup day subject to tax under Section 860G(d) of the Code.

The Originator diligently shall attempt to obtain such Opinion of Counsel. In the case of a repurchase or deposit pursuant to Section 3.06(a) or (b), the Originator shall, notwithstanding the absence of such opinion as to the imposition of any tax as the result of such purchase or deposit, repurchase such Loan or make such deposit and shall guarantee the payment of such tax by paying to the Trustee the amount of such tax not later than five Business Days before such tax shall be due and payable to the extent that amounts previously paid over to and then held by the Trustee pursuant to Section 6.06 are insufficient to pay such tax and all other taxes chargeable under Section 6.06. Pursuant to
Section 6.06, the Servicer is hereby directed to withhold, and shall withhold and pay over to the Trustee, an amount sufficient to pay such tax and any other taxes imposed on "prohibited transactions" under Section 860F(a)(i) of the Code or imposed on "contributions after startup date" under Section 860G(d) of the Code from amounts otherwise distributable to the Class R Certificateholder. The Servicer shall give notice to the Trustee at the time of such repurchase of the amounts due from the Originator pursuant to the guarantee of the Originator described above and give notice as to who should receive such payment.

         The Trustee shall have no obligation to pay any such amounts pursuant to this Section other than from moneys provided to it by the Originator or from moneys held in the funds and accounts created under this Agreement. The Trustee shall be deemed conclusively to have complied with this Section if it follows the directions of the Originator.

         In the event any tax that is guaranteed by the Originator pursuant to this Section 3.07 is refunded to the Trust or otherwise is determined not to be payable, the Originator shall be repaid the amount of such refund or that portion of any guarantee payment made by the Originator that is not applied to the payment of such tax.

         SECTION 3.08 Reassignment of Repurchased and Replaced Loans. Upon receipt by the Trust, by deposit in the Certificate Account, of the Repurchase Price under Section 3.06(a), or upon receipt by the Trust of an Eligible Substitute Loan under Section 2.06 or Section 3.06(b) and receipt by the Trust, by deposit in the Certificate Account, of any additional amount under Section 3.06(b)(v), and upon receipt of a certificate of a Servicing Officer in the form attached hereto as Exhibit J-1 or J-2, as applicable, the Trustee shall convey and assign to the Originator all of the Certificateholders' right, title and interest in the repurchased Loan or Replaced Loan without recourse, representation or warranty, except as to the absence of liens, charges or encumbrances created by or arising as a result of actions of the Trustee. Upon such deposit of the Repurchase Price or receipt of such Eligible Substitute Loan and related deposit of any additional amount under Section 3.06(b)(v), the Servicer shall be deemed to have released any claims to such Loan as a result of Advances with respect to such Loan.

         SECTION 3.09 Certain Representations and Warranties Regarding Perfection of the Loans. The Seller represents that:

         (a) This Agreement creates a valid and continuing security interest (as defined in the UCC) in the Loans in favor of the Trustee, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Seller.


                                      3-11

         (b) The Loans constitute "instruments", "tangible chattel paper", "promissory notes", "payment intangibles" or "accounts" within the meaning of the applicable UCC.

         (c) Seller owns and has good and marketable title to the Loans free and clear of any Lien, claim or encumbrance of any Person.

         (d) The Seller has received all consents and approvals required by the terms of the Loans to the sale of the Loans hereunder to the Trust.

         (e) The Seller has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Loans granted to the Trust hereunder.

         (f) Other than the security interest granted to the Trust pursuant to this Agreement, the Seller has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Loans. The Seller has not authorized the filing of and is not aware of any financing statements against the Seller that include a description of collateral covering the Loans other than any financing statement relating to the security interest granted to the Trust hereunder or that has been terminated. The Seller is not aware of any judgment or tax lien filings against the Seller.

         (g) The Seller has in its possession all original copies of the mortgage notes and promissory notes that constitute or evidence the Loans. With respect to any Loan bearing a stamp indicating that such Loan has been sold to another party, such other party's interest in such Loan has been released. All financing statements filed or to be filed against the Seller in favor of the Trust in connection herewith describing the Loans contain a statement to the following effect: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Secured Party."


                                      3-12

                                   ARTICLE IV

           PERFECTION OF TRANSFER AND PROTECTION OF SECURITY INTERESTS
           -----------------------------------------------------------

         SECTION 4.01 Transfer of Loans.

         (a) On or prior to the Closing Date or the related Subsequent Transfer Date in the case of Subsequent Loans, the Originator shall deliver the Loan Files to the Trustee. The Trustee shall maintain the Loan Files at its office or with a duly appointed Custodian, who shall act as the agent of the Trustee on behalf of the Certificateholders. The Trustee may release a Loan File to the Servicer pursuant to Section 5.07. The Originator has filed a form UCC-1 financing statement regarding the sale of the Loans to the Seller, and shall file continuation statements in respect of such UCC-1 financing statement as if such financing statement were necessary to perfect the security interest granted pursuant to Section 2.01(c). The Originator shall take any other actions necessary to maintain the perfection of such security interest.

         (b) The Originator shall file promptly in the appropriate recording offices the assignments to the Trustee on behalf of the Trust of the mortgage, deed of trust or security deed securing each Loan relating to real estate located in Maryland, and shall deliver to the Trustee an Opinion of Counsel to the effect that the recordation of assignments of the mortgages, deeds of trust and security deeds, securing Loans relating to real estate located in any state other than Maryland, is not necessary to effect the assignment to the Trustee of the Originator's lien on the real property securing such Loans.

         SECTION 4.02 Costs and Expenses. The Servicer agrees to pay all reasonable costs and disbursements in connection with the vesting (including the perfection and the maintenance of perfection, as against all third parties) in the Trust of all right, title and interest in and to the Loans (including, without limitation, the mortgage or deed of trust on the related real estate granted thereby).


                                      4-1

                                   ARTICLE V

                               SERVICING OF LOANS
                               ------------------

         SECTION 5.01 Responsibility for Loan Administration. The Servicer will have the sole obligation to manage, administer, service and make collections on the Loans and perform or cause to be performed all contractual and customary undertakings of the holder of the Loans to the Obligor. Conseco Finance Corp., if it is the Servicer, may delegate some or all of its servicing duties to a wholly owned subsidiary of Conseco Finance Corp., for so long as such subsidiary remains, directly or indirectly, a wholly owned subsidiary of Conseco Finance Corp. Notwithstanding any such delegation Conseco Finance Corp. shall retain all of the rights and obligations of the Servicer hereunder. The Trustee, at the request of a Servicing Officer, shall furnish the Servicer with any powers of attorney or other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. Conseco Finance Corp. is hereby appointed the Servicer until such time as any Service Transfer shall be effected under Article VII.

         SECTION 5.02 Standard of Care. In managing, administering, servicing and making collections on the Loans pursuant to this Agreement, the Servicer will exercise that degree of skill and care consistent with the highest degree of skill and care that the Servicer exercises with respect to similar loans (including manufactured housing contracts) serviced by the Servicer; provided, however, that such degree of skill and care shall be at least as favorable as the degree of skill and care generally applied by prudent servicers of home improvement contracts and home equity loans for prudent institutional investors.

         SECTION 5.03 Records. The Servicer shall, during the period it is servicer hereunder, maintain such books of account and other records as will enable the Trustee to determine the status of each Loan.

         SECTION 5.04 Inspection.

         (a) At all times during the term hereof, the Servicer shall afford the Trustee and its authorized agents reasonable access during normal business hours to the Servicer's records relating to the Loans, which have not previously been provided to the Trust, and will cause its personnel to assist in any examination of such records by the Trustee. The examination referred to in this Section will be conducted in a manner which does not unreasonably interfere with the Servicer's normal operations or customer or employee relations. Without otherwise limiting the scope of the examination the Trustee may make, the Trustee may, using generally accepted audit procedures, verify the status of each Loan and review the Electronic Ledger and records relating thereto for conformity to Monthly Reports prepared pursuant to Article VI and compliance with the standards represented to exist as to each Loan in this Agreement.

         (b) At all times during the term hereof, the Servicer shall keep available a copy of the List of Loans at its principal executive office for inspection by Certificateholders.


                                      5-1

         (c) A Certificateholder holding Certificates representing in the aggregate at least 5% of the Aggregate Certificate Principal Balance shall have the rights of inspection afforded to the Trustee pursuant to this Section 5.04.

         SECTION 5.05 Certificate Account.

         (a) On or before the Closing Date, the Servicer shall establish the Certificate Account on behalf of the Trust, which shall be an Eligible Account. The Servicer shall pay into the Certificate Account, as promptly as practicable (but not later than the next Business Day) following receipt thereof, all amounts received with respect to the Loans, including Prepayment Charges, other than extension fees and assumption fees, which fees shall be retained by the Servicer as compensation for servicing the Loans, and other than Liquidation Expenses permitted by Section 5.08. The Trustee shall hold all amounts paid into the Certificate Account under this Agreement in trust for the Trustee and the Certificateholders until payment of any such amounts is authorized under this Agreement. Only the Trustee may withdraw funds from the Certificate Account.

         (b) If the Servicer so directs, the institution maintaining the Certificate Account shall, in the name of the Trustee in its capacity as such, invest the amounts in the Certificate Account in Eligible Investments that mature not later than one Business Day prior to the next succeeding Payment Date. Any investment of funds in the Certificate Account shall be made in Eligible Investments held by a financial institution in accordance with the following requirements:

         (i) all Eligible Investments shall be held in an account with such financial institution in the name of the Trustee, and the agreement governing such account shall be governed by the laws of the State of Minnesota,

         (ii) with respect to securities held in such account, such securities shall be

                  (A) certificated securities (as such term is used in N.Y. U.C.C.ss. 8-102(4)(i)), securities deemed to be certificated securities under applicable regulations of the United States government, or uncertificated securities issued by an issuer organized under the laws of the State of New York or the State of Delaware,

                  (B)      either

                           (1)      in the possession of such institution,

                           (2) in the possession of a clearing corporation (as such term is used in Minn. Stat. ss. 8-102(5)) in the State of New York, registered in the name of such clearing corporation or its nominee, not endorsed for collection or surrender or any other purpose not involving transfer, not containing any evidence of a right or interest inconsistent with the Trustee's security interest therein, and held by such clearing corporation in an account of such institution,


                                      5-2

                           (3) held in an account of such institution with the Federal Reserve Bank of New York or the Federal Reserve Bank of Minneapolis, or

                           (4) in the case of uncertificated securities, issued in the name of such institution, and

                  (C) identified, by book entry or otherwise, as held for the account of, or pledged to, the Trustee on the records of such institution, and such institution shall have sent the Trustee a confirmation thereof, and

         (iii) with respect to repurchase obligations held in such account, such repurchase obligations shall be identified by such institution, by book entry or otherwise, as held for the account of, or pledged to, the Trustee on the records of such institution, and the related securities shall be held in accordance with the requirements of clause (ii) above.

Once such funds are invested, such institution shall not change the investment of such funds. All income and gain from such investments shall be added to the Certificate Account and distributed on such Payment Date pursuant to Section
8.04. An amount equal to any net loss on such investments shall be deposited in the Certificate Account by the Seller out of its own funds immediately as realized. The Servicer and the Trustee shall in no way be liable for losses on amounts invested in accordance with the provisions hereof. Funds in the Certificate Account not so invested must be insured to the extent permitted by law by the Federal Deposit Insurance Corporation. "Eligible Investments" are any of the following:

         (i) direct obligations of, and obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

         (ii)

                  (A) demand and time deposits in, certificates of deposit of, bankers' acceptances issued by, or federal funds sold by any depository institution or trust company (including the Trustee or any Affiliate of the Trustee, acting in its commercial capacity) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, the commercial paper or other short-term debt obligations of such depository institution or trust company are rated at least A-1+ by S&P, F-1+ by Fitch (if rated by Fitch) and P-1 by Moody's (if rated by Moody's), and


                                      5-3

                  (B) any other demand or time deposit or certificate of deposit which is fully insured by the Federal Deposit Insurance Corporation;

         (iii) shares of an investment company registered under the Investment Company Act of 1940, whose shares are registered under the Securities Act of 1933 and have a rating of AAA by each of the Rating Agencies, and whose only investments are in securities described in clauses (i) and (ii) above;

         (iv) repurchase obligations with respect to (A) any security described in clause (i) above or (B) any other security issued or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (ii)(A) above;

         (v) securities that have been rated at least A-1+ by S&P (if rated by S&P), F-1+ by Fitch (if rated by Fitch) and at least Aa2 from Moody's (if rated by Moody's), and bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any State thereof which have a credit rating of at least AA from S&P (if rated by S&P), in one of the two highest rating categories from Fitch (if rated by Fitch) and Aa2 from Moody's (if rated by Moody's); provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the corpus of the Trust to exceed 10% of amounts held in the Certificate Account;

         (vi) commercial paper having a rating of at least A-1+ from S&P (if rated by S&P), at least F-1+ from Fitch (if rated by Fitch) and at least P-1 from Moody's (if rated by Moody's) at the time of such investment;

         (vii)    money market funds rated AAAm or AAAm-G by S&P; and

         (viii) other obligations or securities that are acceptable to each of the Rating Agencies as an Eligible Investment hereunder and will not reduce the rating assigned to any Class of Certificates by each of the Rating Agencies below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by each of the Rating Agencies, as evidenced in writing;

provided that any such investment must constitute a "cash flow investment" within the meaning of the REMIC Provisions.

         The Trustee may trade with itself or an Affiliate in the purchase or sale of such Eligible Investments. The Servicer acknowledges that to the extent that regulations of the Comptroller of the Currency or other applicable regulatory agency grant the Servicer the right to receive


                                      5-4
brokerage confirmations of security transactions as they occur, the Servicer specifically waives receipt of such confirmations.

         (c) If at any time the Trustee receives notice (from any of the Rating Agencies, the Servicer or otherwise) that the Certificate Account has ceased to be an Eligible Account, the Trustee shall, as soon as practicable but in no event later than five Business Days of the Trustee's receipt of such notice, transfer the Certificate Account and all funds and Eligible Investments therein to an Eligible Account. Following any such transfer, the Trustee shall notify each of the Rating Agencies and the Servicer of the location of the Certificate Account.

         SECTION 5.06 Enforcement.

         (a) The Servicer shall, consistent with customary servicing procedures, act with respect to the Loans in such manner as will maximize the receipt of principal and interest on such Loans and Liquidation Proceeds with respect to Liquidated Loans. The Servicer shall exercise its discretion, consistent with customary servicing procedures and the terms of this Agreement, with respect to the enforcement of defaulted Loans in such manner as will maximize the receipt of principal and interest with respect thereto, including but not limited to the sale of such Loan to a third party, the modification of such Loan, or foreclosure upon the related real property and disposition thereof.

         (b) In accordance with the standard of care specified in Section 5.02, the Servicer may, in its own name, if possible, or as agent for the Trust, commence proceedings for the foreclosure of any subject real estate, or may take such other steps that in the Servicer's reasonable judgment will maximize Liquidation Proceeds with respect to the Loan, including, for example, the sale of the Loan to a third party for foreclosure or enforcement and, in the case of any default on a related prior mortgage loan, the advancing of funds to correct such default and the advancing of funds to pay off a related prior mortgage loan, which advances are Liquidation Expenses that will be reimbursed to the Servicer out of related Liquidation Proceeds before the related Net Liquidation Proceeds are paid to Certificateholders. The Servicer shall also deposit in the Certificate Account any Net Liquidation Proceeds received in connection with any Loan which became a Liquidated Loan in a prior Due Period.

         (c) The Servicer may sue to enforce or collect upon Loans, in its own name, if possible, or as agent for the Trust. If the Servicer elects to commence a legal proceeding to enforce a Loan, the act of commencement shall be deemed to be an automatic assignment of the Loan to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Loan on the ground that it is not a real party in interest or a holder entitled to enforce the Loan, the Trustee on behalf of the Trust shall, at the Servicer's expense, take such steps as the Servicer deems necessary to enforce the Loan, including bringing suit in its name or the names of the Certificateholders.

         (d) The Servicer may grant to the Obligor on any Loan any rebate, refund or adjustment out of the Certificate Account that the Servicer in good faith believes is required because of the Principal Prepayment in Full of the Loan. The Servicer will not permit any rescission or cancellation of any Loan.


                                      5-5

         (e) The Servicer shall enforce any due-on-sale clause in a Loan if such enforcement is called for under its then current servicing policies for obligations similar to the Loans, provided that such enforcement is permitted by applicable law and will not adversely affect any applicable insurance policy. If an assumption of a Loan is permitted by the Servicer, upon conveyance of the related property the Servicer shall use its best efforts to obtain an assumption agreement in connection therewith.

         (f) Any provision of this Agreement to the contrary notwithstanding, the Servicer shall not agree to the modification or waiver of any provision of a Loan at a time when such Loan is not in default or such default is not reasonably foreseeable, if such modification or waiver would both (i) be treated as a taxable exchange under Section 1001 of the Code or any proposed, temporary or final Treasury Regulations promulgated thereunder and (ii) cause the Master REMIC, Intermediate REMIC or the Subsidiary REMIC to fail to qualify as a REMIC or cause the imposition of any tax on "prohibited transactions" or "contributions after the startup date" under the REMIC Provisions.

         SECTION 5.07 Trustee to Cooperate.

         (a) Upon payment in full on any Loan, the Servicer will notify the Trustee and Conseco Finance Corp. (if Conseco Finance Corp. is not the Servicer) on the next succeeding Payment Date by certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received in connection with such payments which are required to be deposited in the Certificate Account pursuant to Section 5.05 have been so deposited and may be in substantially the form of Exhibit J-4 hereto) and shall request delivery of the Loan and Loan File to the Servicer. Upon receipt of such delivery and request, the Trustee shall promptly release or cause to be released such Loan and Loan File to the Servicer. Upon receipt of such Loan and Loan File, each of Conseco Finance Corp. (if different from the Servicer) and the Servicer is authorized to execute an instrument in satisfaction of such Loan and to do such other acts and execute such other documents as the Servicer deems necessary to discharge the Obligor thereunder and eliminate any lien on the related real estate. The Servicer shall determine when a Loan has been paid in full; provided that, to the extent that insufficient payments are received on a Loan credited by the Servicer as prepaid or paid in full and satisfied, the shortfall shall be paid by the Servicer out of its own funds, without any right of reimbursement therefor (except from additional amounts recovered from the related Obligor or otherwise in respect of such Loan), and deposited in the Certificate Account.

         (b) From time to time as appropriate for servicing and foreclosing in connection with a Loan, the Trustee shall, upon written request of a Servicing Officer (which may be substantially in the form of Exhibit J-4 hereto) and delivery to the Trustee of a receipt signed by such Servicing Officer, cause the original Loan and the related Loan File to be released to the Servicer and shall execute such documents as the Servicer shall deem necessary to the prosecution of any such proceedings. The Trustee shall stamp the face of each such Loan to be released to the Servicer with a notation that the Loan has been assigned to the Trustee. Upon request of a Servicing Officer, the Trustee shall perform such other acts as reasonably requested by the Servicer and otherwise cooperate with the Servicer in enforcement of the Certificateholders' rights and remedies with respect to Loans.


                                      5-6

         (c) The Servicer's receipt of a Loan and/or Loan File shall obligate the Servicer to return the original Loan and the related Loan File to the Trustee when its need by the Servicer has ceased unless the Loan shall be liquidated or repurchased or replaced as described in Section 3.06 or Section 8.06.

         SECTION 5.08 Costs and Expenses. All costs and expenses incurred by the Servicer in carrying out its duties hereunder, including payment of all fees and expenses incurred in connection with the enforcement of Loans, foreclosure upon real estate securing any such Loans and all other fees and expenses not expressly stated hereunder to be for the account of the Trust or the Originator, and, while the Originator or a subsidiary or affiliate of the Originator is the Servicer, payment of the Trustee's fees pursuant to Section 8.06 and fees and expenses of accountants, shall be paid by the Servicer and the Servicer shall not be entitled to reimbursement hereunder, except as provided in this Section and except that the Servicer shall be reimbursed out of the Liquidation Proceeds of a Liquidated Loan for customary out-of-pocket Liquidation Expenses incurred by it. The Servicer shall not incur such Liquidation Expenses unless it determines in its good faith business judgment that incurring such expenses will increase the Net Liquidation Proceeds on the related Loan. Reimbursement for such Liquidation Expenses incurred in connection with pursuing claims in bankruptcy proceedings shall not exceed $500 per Loan or $18,500 in the aggregate. So long as the Servicer is not the Originator or a subsidiary or affiliate of the Originator, the Servicer shall be reimbursed for any third party costs incurred by it pursuant to Sections 6.06 or 11.06.

         SECTION 5.09 Maintenance of Insurance. The Servicer shall at all times keep in force a policy or policies of insurance covering errors and omissions for failure to maintain insurance as required by this Agreement, and a fidelity bond. Such policy or policies and such fidelity bond shall be in such form and amount as is generally customary among persons who service a portfolio of home improvement contracts and home equity loans having an aggregate principal amount of $10,000,000 or more, and which are generally regarded as servicers acceptable to institutional investors. The Servicer shall cause to be maintained with respect to the real property securing a Loan hazard insurance (excluding flood insurance coverage) if such Loan is secured by a first priority mortgage, deed of trust or security deed or the initial principal balance of such Loan exceeds $30,000.

         SECTION 5.10 Merger or Consolidation of Servicer. Any Person into which the Servicer may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Servicer shall be a party shall be the successor of the Servicer hereunder, provided such Person shall be an Eligible Servicer, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Servicer shall promptly notify each of the Rating Agencies in the event it is a party to any merger, conversion or consolidation.


                                      5-7

                                   ARTICLE VI

                             REPORTS AND TAX MATTERS
                             -----------------------

         SECTION 6.01 Monthly Reports. No later than one Business Day following each Determination Date, the Servicer shall deliver to the Trustee and the Rating Agencies a Monthly Report, substantially in the form of Exhibit M hereto.

         SECTION 6.02 Officer's Certificate. Each Monthly Report pursuant to
Section 6.01 shall be accompanied by a certificate of a Servicing Officer substantially in the form of Exhibit H, certifying the accuracy of the Monthly Report and that no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred, or if such event has occurred and is continuing, specifying the event and its status.

         SECTION 6.03 Other Data. In addition, the Originator and (if different from the Originator) the Servicer shall, on request of the Trustee or any of the Rating Agencies, furnish the Trustee and/or any such Rating Agencies such underlying data as may be reasonably requested.

         SECTION 6.04 Annual Report of Accountants. On or before May 1 of each year, commencing May 1, 2002, the Servicer at its expense shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to issue to the Servicer a report that such firm has examined selected documents, records and management's assertions relating to loans serviced by the Servicer and stating that, on the basis of such examination, such servicing has been conducted in compliance with the minimum servicing standards identified in the Mortgage Bankers Association of America's Uniform Single Attestation Program for Mortgage Bankers, or any successor uniform program, except for such significant exceptions or errors in records that, in the opinion of such firm, generally accepted attestation standards requires it to report.

         SECTION 6.05 Statements to Certificateholders.

         (a) The Servicer shall prepare and furnish to the Trustee the statements specified below relating to the Class A, Class M, Class B, Class P and Class R Certificates on or before the third Business Day next preceding each Payment Date.

         (b) Concurrently with each distribution to Certificateholders, the Trustee shall, so long as it has received the Monthly Report from the Servicer, forward or cause to be forwarded by mail to each Holder of a Class A, Class M, Class B, Class P and Class R Certificate and (if the Originator is not the Servicer) the Originator a statement setting forth the following:

         (i) the amount of such distribution to Holders of each Class of Certificates allocable to interest (including Unpaid Class Interest Carry Forward Amount, Unpaid Class Basis Risk Carryover Shortfall and Unpaid Class Realized Loss Interest Amount);


                                      6-1

         (ii) the amount of such distribution to Holders of each Class of Certificates allocable to principal (separately identifying the aggregate amount of any principal prepayments, any Overcollateralization Increase Amount and payments in respect of Unpaid Class Realized Loss Amount) and the amount by which each Class Formula Principal Distribution Amount exceeds the Distribution Amount for such Class;

         (iii) the Class Interest Carry Forward Amount, Unpaid Class Interest Carry Forward Amount (after giving effect to any payment to be made in reduction thereof on such Payment Date), Class Basis Risk Carryover Shortfall and Unpaid Class Basis Risk Carryover Shortfall (after giving effect to any payment to be made in reduction thereof on such Payment Date), if any, for each Class;

         (iv) the Class Allocated Realized Loss Interest Amount, Unpaid Class Realized Loss Interest Amount (after giving effect to any payment to be made in reduction thereof on such Payment
                  Date) and Unpaid Class Realized Loss Amount (after giving effect to any payment to be made in reduction thereof on such Payment Date), if any, for each of the Class M-1, M-2, B-1 and B-2 Certificates;

         (v) the Class A-1a, Class A-1b, the Class A-2, the Class A-3, the Class A-4, the Class A-5, the Class M-1, the Class M-2, the Class B-1, the Class B-2, and the Class P Principal Balances after giving effect to the distribution of principal and any Class Allocated Realized Loss Amount on such Payment Date;

         (vi) the amount of the Monthly Servicing Fee with respect to the related Due Period;

         (vii)    the Class R-III Distribution Amount (if any);

         (viii)   the Pool Scheduled Principal Balance, the
                  Overcollateralization Amount and the Required
                  Overcollateralization Amount on such Payment Date;

         (ix) the number and aggregate Scheduled Principal Balances of the Loans (in total and for the home equity Loans and home improvement Loans, respectively), that are (A) delinquent (1) 30-59 days, (2) 60-89 days, and (3) 90 or more days, (B) in foreclosure, (C) in bankruptcy and (D) REO;

         (x) the Cumulative Realized Losses (in total and for the home equity Loans and home improvement Loans separately) for such Payment Date; and

         (xi)     the amount of any distribution to the Class P
                  Certificateholder allocable to Prepayment Charges.

         In the case of information furnished pursuant to clauses (i) through
(iv) above, the amounts shall be expressed as a dollar amount per $1,000 denomination.


                                      6-2

         (b) Copies of all reports and statements provided to the Trustee for the Certificateholders shall also be provided to the Rating Agencies and the Class R Certificateholder.

         SECTION 6.06 Payment of Taxes. The Servicer shall be responsible for and agrees to prepare, make and timely file all federal, state, local or other tax returns, information statements and other returns and documents of every kind and nature whatsoever required to be made or filed by or on behalf of the Trust pursuant to the Code and other applicable tax laws and regulations. Each such return, statement and document shall, to the extent required by the Code or other applicable law and at the request of the Servicer, be signed on behalf of the Trust by the Trustee. The Trustee shall have no responsibility whatsoever for the accuracy or completeness of any such return, statement or document. The Servicer agrees to indemnify the Trustee and hold it harmless for, from, against and in respect to any and all liability, loss, damage and expense which may be incurred by the Trustee based upon or as a result of the Trustee's execution of any and all such tax returns, statements and documents. The Servicer, if and for so long as it is a Class R Certificateholder, shall be designated the "tax matters person" on behalf of the Trust in the same manner as a partnership may designate a "tax matters partner," as such term is defined in Section 6231(a)(7) of the Code. To the extent permitted by the REMIC Provisions, any subsequent holder of the Class R Certificate, by acceptance thereof, irrevocably designates and appoints the Servicer as its agent to perform the responsibilities of the "tax matters person" on behalf of the Trust if, and during such time as, the Servicer is not the holder of the Class R Certificate. The Servicer may, at its expense if the Originator or a subsidiary or affiliate of the Originator is the Servicer, and otherwise subject to reimbursement under Section 5.08 and 8.04(b), retain such outside assistance as it deems necessary in the performance of its obligations under this paragraph. The Servicer shall provide to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of the REMICs.

         Each of the Holders of the Certificates or the Class R Certificate, by acceptance thereof, agrees to file tax returns consistent with and in accordance with any elections, decisions or other reports made or filed with regard to federal, state or local taxes on behalf of the Trust. The Servicer, as tax matters person or as agent for the tax matters person, shall represent the Trust in connection with all examinations of the Trust's affairs by tax authorities, including resulting administrative and judicial proceedings. Each of the Holders of the Certificates and the Class R Certificate, by acceptance thereof, agrees to cooperate with the Servicer in such matters and to do or refrain from doing any or all things reasonably required by the Servicer to conduct such proceedings, provided that no such action shall be required by the Servicer of any Certificateholder that would entail unnecessary or unreasonable expenses for such Certificateholder in the performance of such action.

         The Class R Certificateholder shall pay, on behalf of the Trust, any foreign, federal, state or local income, property, excise, sales, receipts or any other similar or related taxes or charges which may be imposed upon the Master REMIC, Intermediate REMIC or Subsidiary REMIC or otherwise and shall, to the extent provided in Section 10.06, be entitled to be reimbursed out of the Certificate Account or, if such tax or charge results from a failure by the Trustee, the Originator or any Servicer to comply with the provisions of Section
2.04 or 3.07, or a failure by any Servicer to comply with the provisions of this
Section 6.06, the Trustee, the Originator or such Servicer, as the case may be, shall indemnify the Class R Certificateholder for the payment


                                      6-3
of any such tax or charge. The Trustee shall be entitled to withhold from amounts otherwise distributable to the Class R Certificateholder any taxes or charges payable by the Class R Certificateholder hereunder.

         In the event the Class R Certificate is transferred to a "disqualified organization," within the meaning of Section 860E(e)(5) of the Code, pursuant to
Section 860D(a)(6)(B) of the Code the Originator shall provide to the Internal Revenue Service and the persons specified in Sections 860(E)(e)(5) and (6) of the Code all information necessary for the application of Section 860E(e) and any other applicable provision of the Code with respect to the transfer of the Class R Certificate to such disqualified organization including, without limitation, a computation showing the present value of the total anticipated excess inclusions with respect to such Class R Certificate for periods after the transfer as defined in the REMIC Provisions. In addition, to the extent required by the REMIC Provisions, the Originator shall, upon the written request of persons designated in Section 860E(e)(5) of the Code, furnish to such requesting party and the Internal Revenue Service information sufficient to compute the present value of anticipated excess inclusions within 60 days of the receipt of such written request.


                                      6-4

                                  ARTICLE VII

                                SERVICE TRANSFER
                                ----------------

         SECTION 7.01 Events of Termination. "Event of Termination" means the occurrence of any of the following:

         (i) Any failure by the Servicer to make any payment or deposit required to be made hereunder (including an Advance) and the continuance of such failure for a period of four Business Days;

         (ii) Failure on the Servicer's part to observe or perform in any material respect any covenant or agreement in this Agreement (other than a covenant or agreement which is elsewhere in this Section specifically dealt with) which continues unremedied for 30 days;

         (iii) Any assignment or delegation by the Servicer of its duties or rights hereunder except as specifically permitted hereunder, or any attempt to make such an assignment or delegation;

         (iv) A court having jurisdiction in the premises shall have entered a decree or order for relief in respect of the Servicer in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Servicer, as the case may be, or for any substantial liquidation of its affairs;

         (v) The Servicer shall have commenced a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall have consented to the entry of an order for relief in an involuntary case under any such law, or shall have consented to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian or sequestrator (or other similar official) of the Servicer or for any substantial part of its property, or shall have made any general assignment for the benefit of its creditors, or shall have failed to, or admitted in writing its inability to, pay its debts as they become due, or shall have taken any corporate action in furtherance of the foregoing;

         (vi)     The failure of the Servicer to be an Eligible Servicer; or

         (vii) If Conseco Finance Corp. is the Servicer, Conseco Finance Corp.'s servicing rights under its master seller-servicer agreement with GNMA are terminated by GNMA.

         SECTION 7.02 Transfer. If an Event of Termination has occurred and is continuing, either the Trustee or Certificateholders, in the aggregate, representing 25% or more of the Aggregate Certificate Principal Balance, by notice in writing to the Servicer (and to the Trustee if given by the Certificateholders) may terminate all (but not less than all) of the


                                      7-1

Servicer's management, administrative, servicing and collection functions (such termination being herein called a "Service Transfer"). On receipt of such notice (or, if later, on a date designated therein), all authority and power of the Servicer under this Agreement, whether with respect to the Loans, the Loan Files or otherwise (except with respect to the Certificate Account, the transfer of which shall be governed by Section 7.06), shall pass to and be vested in the Trustee pursuant to and under this Section 7.02; and, without limitation, the Trustee is authorized and empowered to execute and deliver on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do any and all acts or things necessary or appropriate to effect the purposes of such notice of termination. The Trustee shall cause all assignments of mortgages, deeds of trust or security deeds securing the Loans to be duly recorded. Each of the Originator and the Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Trustee for administration by it of all cash amounts which shall at the time be held by the Servicer for deposit, or have been deposited by the Servicer, in the Certificate Account, or for its own account in connection with its services hereafter or thereafter received with respect to the Loans. The Servicer shall transfer to the new servicer (i) the Servicer's records relating to the Loans in such electronic form as the new servicer may reasonably request and (ii) any Loan Files in the Servicer's possession.

         SECTION 7.03 Trustee to Act; Appointment of Successor. On and after the time the Servicer receives a notice of termination pursuant to Section 7.02, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and the Servicer shall be relieved of such responsibilities, duties and liabilities arising after such Service Transfer; provided, however, that

         (i) the Trustee will not assume any obligations of the Originator pursuant to Section 3.06, and

         (ii) the Trustee shall not be liable for any acts or omissions of the Servicer occurring prior to such Service Transfer or for any breach by the Servicer of any of its obligations contained herein or in any related document or agreement.

As compensation therefor, the Trustee shall be entitled to receive reasonable compensation out of the Monthly Servicing Fee. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, an Eligible Servicer as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. Pending appointment of a successor to the Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Loans as it and such successor shall agree; provided, however, that no such monthly compensation shall, without the written consent of 100% of the Certificateholders, exceed the Monthly Servicing Fee. The Trustee and such


                                      7-2
successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

         SECTION 7.04 Notification to Certificateholders.

         (a) Promptly following the occurrence of any Event of Termination, the Servicer shall give written notice thereof to the Trustee, the Rating Agencies, and the Certificateholders at their respective addresses appearing on the Certificate Register.

         (b) Within 10 days following any termination or appointment of a successor to the Servicer pursuant to this Article VII, the Trustee shall give written notice thereof to the Rating Agencies and to the Certificateholders at their respective addresses appearing on the Certificate Register.

         SECTION 7.05 Effect of Transfer.

         (a) After the Service Transfer, the Trustee or new Servicer shall notify Obligors to make payments directly to the new Servicer that are due under the Loans after the effective date of the Service Transfer.

         (b) After the Service Transfer, the replaced Servicer shall have no further obligations with respect to the management, administration, servicing or collection of the Loans and the new Servicer shall have all of such obligations, except that the replaced Servicer will transmit or cause to be transmitted directly to the new Servicer for its own account, promptly on receipt and in the same form in which received, any amounts (properly endorsed where required for the new Servicer to collect them) received as payments upon or otherwise in connection with the Loans.

         (c) A Service Transfer shall not affect the rights and duties of the parties hereunder (including but not limited to the indemnities of the Servicer and the Originator pursuant to Article X and Sections 3.07, 11.06 and 11.12(f)) other than those relating to the management, administration, servicing or collection of the Loans after the Service Transfer.

         SECTION 7.06 Transfer of Certificate Account. Notwithstanding the provisions of Section 7.02, if the Certificate Account shall be maintained with the Servicer and an Event of Termination shall occur and be continuing, the Servicer shall, after five days' written notice from the Trustee, or in any event within ten days after the occurrence of the Event of Termination, establish a new account or accounts in trust for the Certificateholders conforming with the requirements of this Agreement at the corporate trust department of the Trustee or with an institution other than the Servicer and promptly cause the Trustee to transfer all funds in the Certificate Account to such new account, which shall thereafter be deemed the Certificate Account for the purposes hereof.


                                      7-3

                                  ARTICLE VIII

                                    PAYMENTS
                                    --------

         SECTION 8.01 Monthly Payments.

         (a) Subject to the terms of this Article VIII, each Holder of a Certificate or Class R Certificate as of a Record Date shall be paid on the next succeeding Payment Date by check mailed to such Certificateholder at the address for such Certificateholder appearing on the Certificate Register (or, if such Certificateholder holds Certificates of a Class with an aggregate Percentage Interest of at least 5% of such Class and so requests, by wire transfer pursuant to instructions delivered to the Trustee at least 10 days prior to such Payment
Date), the sum equal to such Certificateholder's Percentage Interest of the Class A-1a Distribution Amount, the Class A-1b Distribution Amount, the Class A-2 Distribution Amount, the Class A-3 Distribution Amount, the Class A-4 Distribution Amount, the Class A-5 Distribution Amount, the Class A-IO Distribution Amount, the Class M-1 Distribution Amount, the Class M-2 Distribution Amount, the Class B-1 Distribution Amount, the Class B-2 Distribution Amount, the Class B-3I Distribution Amount, the Class P Distribution Amount and the Class R-III Distribution Amount, as applicable. Final payment of any Certificate or the Class R Certificate shall be made only upon presentation and surrender of such Certificate or Class R Certificate at the office or agency of the Paying Agent.

         (b) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the Book-Entry Certificates. Neither the Trustee, the Certificate Registrar, the Seller nor the Originator shall have any responsibility therefor except as otherwise provided by applicable law. To the extent applicable and not contrary to the rules of the Depository, the Trustee shall comply with the provisions of the form of the Certificates as set forth in Exhibits A through C hereto, the Class B-3I Certificate as set forth in Exhibit I hereto and the Class R Certificate as set forth in Exhibit Q hereto.

         (c) The Trustee shall either act as the paying agent or appoint an Eligible Institution to be the paying agent (in either such case, the "Paying Agent") to make the payments to the Certificateholders required hereunder. The Trustee's corporate trust operations department, with an office at 180 East Fifth Street, Third Floor, St. Paul, Minnesota 55101, Attention: Tamara Schultz-Fugh, shall initially act as Paying Agent. The Trustee shall require the Paying Agent (if other than the Trustee) to agree in writing that all amounts held by the Paying Agent for payment hereunder will be held in trust for the benefit of the Certificateholders and that it will notify the Trustee of any failure by the Servicer to make funds available to the Paying Agent for the payment of amounts due on the Certificates and the Class R Certificate.


                                      8-1

         SECTION 8.02 Advances.

         (a) Not later than one Business Day following the Determination Date, the Servicer shall advance all Delinquent Payments for the immediately preceding Due Period by depositing the aggregate amount of such Delinquent Payments in the Certificate Account; provided, however, that the Servicer shall be obligated to advance Delinquent Payments only to the extent that the Servicer, in its sole discretion, expects to be able to recover such Advances from funds subsequently available therefor in the Certificate Account in accordance with Section 8.04(b). If the Servicer fails to advance all Delinquent Payments required under this Section 8.02, the Trustee shall be obligated to advance such Delinquent Payments pursuant to Section 11.15.

         (b) The Servicer and the Trustee shall be entitled to reimbursement of an Advance from subsequent funds available therefor in the Certificate Account in accordance with Section 8.04(b).

         SECTION 8.03 [Reserved]

         SECTION 8.04 Permitted Withdrawals from the Certificate Account; Payments.

         (a) The Trustee shall, from time to time as provided herein, make withdrawals from the Certificate Account of amounts deposited in said account pursuant to Section 5.05 that are attributable to the Loans for the following purposes:

         (i) to make payments in the amounts and in the manner provided for in Section 8.04(b), (c), (d) and (e);

         (ii) to pay to the Originator with respect to each Loan or property acquired in respect thereof that has been repurchased or replaced pursuant to Section 3.06, all amounts received thereon and not required to be distributed to Certificateholders as of the date on which the related Scheduled Principal Balance or Repurchase Price is determined;

         (iii) to reimburse the Servicer out of Liquidation Proceeds for Liquidation Expenses incurred by it and not otherwise reimbursed, to the extent such reimbursement is permitted pursuant to Section 5.08;

         (iv) to withdraw any amount deposited in the Certificate Account that was not required to be deposited therein; or

         (v) to make any rebates or adjustments deemed necessary by the Servicer pursuant to Section 5.06(d).

         Since, in connection with withdrawals pursuant to clause (iii), the Servicer's entitlement thereto is limited to collections or other recoveries on the related Loan, the Servicer shall keep and maintain separate accounting, on a Loan by Loan basis, for the purpose of justifying any withdrawal from the Certificate Account pursuant to such clause.


                                      8-2

         (b) On each Payment Date, the Trustee shall make the following distributions by 11:00 a.m. (New York time), to the extent of the Amount Available for such Payment Date and in the following order of priority:

         (i) Servicing Fee and Trustee Fee. To pay the Monthly Servicing Fee, and any other amounts owed to the Servicer pursuant to
                  Section 5.08, and the Trustee Fee;

         (ii) Reimbursement of Advances. To reimburse the Servicer or the Trustee for unreimbursed Advances

                  (A) at any time from that portion of the Amount Available consisting of amounts received in respect of related Delinquent Payments or Net Liquidation Proceeds, and

                  (B) as to any Advances that the Servicer or the Trustee has determined are nonrecoverable from amounts to be derived in respect of the related Loan, from any portion of the Amount Available;

         (iii) Cap Provider Fee. On each Payment Date occurring in November 2001 through and including April 2004, from the Class B-3I Formula Distribution Amount otherwise payable to the Class B-3I Certificateholders, to the LIBOR Cap Counterparty, the Cap Provider Fee;

         (iv) Class A Interest. To the Class A Certificateholders, the Class A Current Interest Amount and the Class A-IO Current Interest Amount, concurrently (or, if the remaining Amount Available is not sufficient to pay such amounts in full, such remaining Amount Available to the Class A and Class A-IO Certificateholders pro rata based upon their respective entitlements);

         (v) Class M-1 Interest. To the Class M-1 Certificateholders, the Class M-1 Current Interest Amount;

         (vi) Class M-2 Interest. To the Class M-2 Certificateholders, the Class M-2 Current Interest Amount;

         (vii) Class B-1 Interest. To the Class B-1 Certificateholders, the Class B-1 Current Interest Amount; and

         (viii) Class B-2 Interest. To the Class B-2 Certificateholders, the Class B-2 Current Interest Amount.

         (c) On each Payment Date prior to the Stepdown Date or on which a Trigger Event is in effect, the Trustee shall make the following distributions by 11:00 a.m. (New York time), to the extent of the Amount Available for such Payment Date, less distributions made pursuant to Section 8.04(b) on such Payment Date, and in the following order of priority:


                                      8-3

         (i) Class A Principal. To the Class A Certificateholders in the following order of priority:

                  (A) To the Class A-1a and Class A-1b Certificateholders, pro rata based on the Class Principal Balance of each, until their respective Principal Balance has been reduced to zero;

                  (B) To the Class A-2 Certificateholders, until the Class A-2 Principal Balance has been reduced to zero;

                  (C) To the Class A-3 Certificateholders, until the Class A-3 Principal Balance has been reduced to zero;

                  (D) To the Class A-4 Certificateholders, until the Class A-4 Principal Balance has been reduced to zero;

                  (E) To the Class A-5 Certificateholders, until the Class A-5 Principal Balance has been reduced to zero;

         (ii) Class M-1 Principal. To the Class M-1 Certificateholders until the Class M-1 Principal Balance has been reduced to zero;

         (iii) Class M-2 Principal. To the Class M-2 Certificateholders until the Class M-2 Principal Balance has been reduced to zero;

         (iv) Class B-1 Principal. To the Class B-1 Certificateholders until the Class B-1 Principal Balance has been reduced to zero; and

         (v) Class B-2 Principal. To the Class B-2 Certificateholders until the Class B-2 Principal Balance has been reduced to zero.

         (d) On each Payment Date on and after the Stepdown Date and so long as a Trigger Event is not then in effect, the Trustee shall make the following distributions by 11:00 a.m. (New York time), to the extent of the Amount Available for such Payment Date, less distributions made pursuant to Section 8.04(b) on such Payment Date, and in the following order of priority:

         (i) Class A Principal. The Class A Formula Principal Distribution Amount to the Class A Certificateholders in the following order of priority:

                  (A) To the Class A-1a and Class A-1b Certificateholders, pro rata based on the Class Principal Balance of each, until their respective Principal Balance has been reduced to zero;

                  (B) To the Class A-2 Certificateholders, until the Class A-2 Principal Balance has been reduced to zero;

                  (C) To the Class A-3 Certificateholders, until the Class A-3 Principal Balance has been reduced to zero;


                                      8-4

                  (D) To the Class A-4 Certificateholders, until the Class A-4 Principal Balance has been reduced to zero;

                  (E) To the Class A-5 Certificateholders, until the Class A-5 Principal Balance has been reduced to zero;

         (ii) Class M-1 Principal. The Class M-1 Formula Principal Distribution Amount to the Class M-1 Certificateholders until the Class M-1 Principal Balance has been reduced to zero;

         (iii) Class M-2 Principal. The Class M-2 Formula Principal Distribution Amount to the Class M-2 Certificateholders until the Class M-2 Principal Balance has been reduced to zero;

         (iv) Class B-1 Principal. The Class B-1 Formula Principal Distribution Amount to the Class B-1 Certificateholders until the Class B-1 Principal Balance has been reduced to zero; and

         (v) Class B-2 Principal. The Class B-2 Formula Principal Distribution Amount to the Class B-2 Certificateholders until the Class B-2 Principal Balance has been reduced to zero.

         (e) Subject to Section 8.06(f) below, on each Payment Date, the Trustee shall make the following deposits and distributions by 11:00 a.m. (New York time), to the extent of the Excess Cashflow for such Payment Date and in the following order of priority:

         (i) Overcollateralization Increase Amount. To the Class A, Class M and Class B Certificateholders, the Overcollateralization Increase Amount in the order of priority described in Section 8.04(c);

         (ii) Unpaid Class A Interest Carry Forward Amount. To the Class A and Class A-IO Certificateholders, respectively, the Unpaid Class A Interest Carry Forward Amount and the Unpaid Class A-IO Interest Carry Forward Amount accrued in respect of the related Class (or, if the remaining Excess Cashflow is not sufficient to pay such amounts in full, such remaining Excess Cashflow to the Class A and the Class A-IO Certificateholders pro rata based upon their respective entitlements);

         (iii) Unpaid Class M-1 Interest Carry Forward Amount. The Unpaid Class M-1 Interest Carry Forward Amount to the Class M-1 Certificateholders;

         (iv) Unpaid Class M-1 Realized Loss Interest Amount and Unpaid Class M-1 Realized Loss Amount. The Unpaid Class M-1 Realized Loss Interest Amount and then the Unpaid Class M-1 Realized Loss Amount, to the Class M-1 Certificateholders;


                                      8-5

         (v) Unpaid Class M-2 Interest Carry Forward Amount. The Unpaid Class M-2 Interest Carry Forward Amount, to the Class M-2 Certificateholders;

         (vi) Unpaid Class M-2 Realized Loss Interest Amount and Unpaid Class M-2 Realized Loss Amount. The Unpaid Class M-2 Realized Loss Interest Amount and then the Unpaid Class M-2 Realized Loss Amount, to the Class M-2 Certificateholders;

         (vii) Unpaid Class B-1 Interest Carry Forward Amount. The Unpaid Class B-1 Interest Carry Forward Amount, to the Class B-1 Certificateholders;

         (viii) Unpaid Class B-1 Realized Loss Interest Amount and Unpaid Class B-1 Realized Loss Amount. The Unpaid Class B-1 Realized Loss Interest Amount and then the Unpaid Class B-1 Realized Loss Amount, to the Class B-1 Certificateholders;

         (ix) Unpaid Class B-2 Interest Carry Forward Amount. The Unpaid Class B-2 Interest Carry Forward Amount, to the Class B-2 Certificateholders;

         (x) Unpaid Class B-2 Realized Loss Interest Amount and Unpaid Class B-2 Realized Loss Amount. The Unpaid Class B-2 Realized Loss Interest Amount, then the Unpaid Class B-2 Realized Loss Amount, to the Class B-2 Certificateholders;

         (xi) Unpaid Basis Risk Carryover Shortfall. To the Basis Risk Reserve Fund, from the Class B-3I Formula Distribution Amount otherwise payable to the Class B-3I Certificateholders, (A) the sum of the Unpaid Class A, Class M-1, Class M-2, Class B-1 and Class B-2 Basis Risk Carryover Shortfalls, less any amounts to be applied to the payment thereof in accordance with Section 8.09 hereof and (B) the Basis Risk Reserve Shortfall;

         (xii) Class B-3I Certificates. To the Class B-3I Certificateholders the Class B-3I Formula Distribution Amount, less the sum of any Cap Provider Fee paid to the LIBOR Cap Counterparty, and any amount deposited in the Basis Risk Reserve Fund pursuant to Section 8.04(e)(xi), on such Payment Date;

         (xiii) Class P Certificate. On or after the November 2006 Payment Date, to the Class P Certificateholder until the Class P Principal Balance is reduced to zero; and

         (xiv)    Class R-III Interest. Any remaining Excess Cashflow

                  (A) first, to the Class R Certificateholder, as reimbursement for any taxes or charges paid by the Class R Certificateholder pursuant to Section 6.06, and



                                      8-6

                  (B) then to the Class R Certificateholder in respect of the Class R-III Interest.

         If the Trustee shall not have received the applicable Monthly Report by any Payment Date, the Trustee shall, in accordance with this Section 8.04, distribute all funds then in the Certificate Account to Certificateholders, to the extent of such funds, on such Payment Date.

         (f) For the Payment Dates in November 2001 and December 2001, the lesser of Excess Cashflow and the Class B-3I Formula Distribution Amount shall be paid to the Class B-3I Certificateholder.

         (g) On each Payment Date, the Trustee will pay to the Class P Certificateholder all Prepayment Charges included in the Certificate Account for such Payment Date.

         (h) Notwithstanding the priorities set forth above, any Pre-Funded Amount deposited in the Certificate Account shall be applied solely to pay principal of the Class A-1a and Class A-1b Certificates, pro rata based upon the respective Class Principal Balance.

         SECTION 8.05 [Reserved]

         SECTION 8.06 Class R Certificateholder's Purchase Option; Increase in Class A-5 Interest Rate.

         (a) The Class R Certificateholder shall, subject to subsection (b) hereof, have the option to purchase all of the Loans and all property acquired in respect of any Loan remaining in the Trust at a price (such price being referred to as the "Minimum Purchase Price") equal to the greater of:

                  (i)      the sum of

                           (x) 100% of the principal balance of each Loan (other than any Loan as to which title to the underlying property has been acquired and whose fair market value is included pursuant to clause (y) below), together with accrued and unpaid interest on each such Loan at a rate per annum equal to the Weighted Average Interest Rate, plus

                           (y) the fair market value of such acquired property (as reasonably determined by the Servicer as of the close of business on the third Business Day preceding the date of such purchase), plus

                           (z) the excess of $3,720,000 over the sum of the Cap Provider Fees paid under Section 8.04(b)(iii) on all Payment Dates preceding the purchase date, and

                  (ii)     the sum of

                           (x) the Aggregate Certificate Principal Balance as of the date of such purchase (less any amounts on deposit in the Certificate Account


                                      8-7
                                    on such purchase date and representing
                                    payments of principal in respect of the
                                    Loans), plus

                           (y) an amount necessary to pay the Class A Current Interest Amount, any Unpaid Class A Interest Carry Forward Amount, any Unpaid Class A Basis Risk Carryover Shortfall, the Class A-IO Current Interest Amount, any Unpaid Class A-IO Current Interest Carry Forward Amount, the Class M-1 Current Interest Amount, any Unpaid Class M-1 Interest Carry Forward Amount, any Class M-1 Realized Loss Interest Amount, any Class M-1 Realized Loss Amount, any Unpaid Class M-1 Basis Risk Carryover Shortfall, the Class M-2 Current Interest Amount, any Unpaid Class M-2 Interest Carry Forward Amount, any Class M-2 Realized Loss Interest Amount, any Class M-2 Realized Loss Amount, any Unpaid Class M-2 Basis Risk Carryover Shortfall, the Class B-1 Current Interest Amount, any Unpaid Class B-1 Interest Carry Forward Amount, any Class B-1 Realized Loss Interest Amount, any Class B-1 Realized Loss Amount, any Unpaid Class B-1 Basis Risk Carryover Shortfall, the Class B-2 Current Interest Amount, any Unpaid Class B-2 Interest Carry Forward Amount, any Class B-2 Realized Loss Interest Amount, any Class B-2 Realized Loss Amount, any Unpaid Class B-2 Basis Risk Carryover Shortfall and the Class B-3I Formula Distribution Amount due on the Payment Date occurring in the calendar month following such purchase date (less any amounts on deposit in the Certificate Account on such purchase date and representing payments of interest in respect of the Loans at a rate per annum equal to the Weighted Average Interest Rate), plus

                           (z) the excess of $3,720,000 over the sum of the Cap Provider Fees paid under Section 8.04(b)(iii) on all Payment Dates preceding the purchase date.

         (b) The purchase by the Class R Certificateholder of all of the Loans pursuant to this Section 8.06 shall be conditioned upon:

         (i) the Pool Scheduled Principal Balance, at the time of any such purchase, aggregating not more than 10% of the Cut-off Date Pool Principal Balance,

         (ii) such purchase being made pursuant to a plan of complete liquidation in accordance with Section 860F of the Code, as provided in Section 12.04, and

         (iii) the Class R Certificateholder having provided the Trustee, the Servicer and the Depository (if any) with at least 30 days' written notice specifying the purchase date and setting forth its calculations of the purchase price.


                                      8-8

         (c) The Trustee shall acknowledge in writing its receipt of notice given under Section 8.06(b). On the purchase date specified in its notice, the Class R Certificateholder shall deliver the Minimum Purchase Price to the Trustee, in immediately available funds, the Trustee shall pay the sum described in Section 8.06(a)(i)(z) or 8.06(a)(ii)(z), as applicable, to the LIBOR Cap Counterparty and deposit the balance of the purchase price in the Certificate Account for distribution in accordance with Section 12.04, and the Trustee and the Servicer shall release to the Class R Certificateholder the Loan Files for all the purchased Loans. The Trustee shall execute all assignments, endorsements and other instruments necessary to effectuate such transfer.

         (d) The Class R Certificateholder may assign its rights under this
Section 8.06, separately from its other rights as Holder of the Class R Certificate, by giving written notice of such assignment to the Trustee and the Servicer. Following the Trustee's receipt of such notice of assignment, the Trustee shall recognize only such assignee (or its assignee in turn) as the Person entitled to exercise the purchase option set forth in Section 8.06(a).

         (e) The Servicer shall notify the Trustee, any assignee described in
Section 8.06(d), and the Class R Certificateholder (whether or not the Class R Certificateholder has then assigned its rights under this Section 8.06 pursuant to subsection (d)), no later than two Business Days after the Determination Date occurring in the first Due Period which includes the date on which the Pool Scheduled Principal Balance first becomes less than or equal to 10% of the Cut-off Date Pool Principal Balance, to the effect that the Pool Scheduled Principal Balance is then less than or equal to 10% of the Cut-off Date Pool Principal Balance.

         (f) If the Class R Certificateholder does not purchase the Loans on or before the Payment Date occurring in the calendar month following the Determination Date described in Section 8.06(e), the Class A-5 Interest Rate will increase by .50% per annum (but not in excess of the Adjusted Net WAC Cap
Rate) beginning on such Payment Date.

SECTION 8.07 Intermediate REMIC and Subsidiary REMIC Distributions.

         (a) On each Payment Date, the Uncertificated Intermediate Interests shall receive distributions, to the extent of the Amount Available, in the following order of priority:

         (i) to each Class of Uncertificated Intermediate Interests, pro rata based on its respective entitlement, accrued interest as follows:

                  (A) for such Class other than the Class I-AIO Interest, 1/12th of the Adjusted Net WAC Cap Rate times the Intermediate Interest Principal Balance of such Class; provided that interest accrued on the Class I-Accrual Interest shall be paid as principal to the Intermediate REMIC Accretion Directed Interests pursuant to Section 8.07(a)(ii), and added to the Intermediate Interest Principal Balance of the Class I-Accrual Interest, in an amount equal to the sum of
                           (x) one-half the Overcollateralization Increase Amount for that Payment Date plus (y) any amount by which one-half the aggregate of the Overcollateralization Increase Amount on prior


                                      8-9

                           Payment Dates exceeds the aggregate amount so paid to the Intermediate REMIC Accretion Directed Interests and added to the Class I-Accrual Interest (such excess not to accrue interest); and

                  (B) for the Class I-AIO Interest, interest at a rate per annum equal to (A) the Class I-AIO Pass-Through Rate for such Payment Date multiplied by the sum of the Subsidiary Interest Adjusted Principal Balance of the
                           (1) Class S-2(1) Interest through and including the September 2002 Payment Date, (2) Class S-2(2) Interest through and including the March 2003 Payment Date, (3) Class S-2(3) Interest through and including the September 2003 Payment Date, (4) Class S-2(4) Interest through and including the March 2004 Payment Date, and (B) 0% after the March 2004 Payment Date, plus

                  (C) any Intermediate Interest Shortfall with respect to such Class;

         (ii) To the Class I-Accrual Interest, principal in an amount equal to one-half the principal distributed on the Class A, Class M and Class B Certificates on such Payment Date; and to each Intermediate REMIC Accretion Directed Interest, principal (including that payable to the Intermediate REMIC Accretion Directed Interests as described in Section 8.07(a)(i)(A) in an amount equal to one-half the principal distributed to its Corresponding Certificate Class on such Payment Date. Realized Losses shall be allocated to each Class of Uncertificated Intermediate Interests in an amount sufficient to reduce the Intermediate REMIC Principal Balance of

                  (A)      the Class I-Accrual Interest to one-half the sum of
                           (1) the Pool Scheduled Principal Balance, (2) the Pre-Funded Amount and (3) the Overcollateralization Amount and

                  (B) each Class of Intermediate REMIC Accretion Directed Interests to one-half the Class Principal Balance of its Corresponding Certificate Class after giving effect to distributions on such Payment Date; and

         (iii) To the holder of the Class R-II Interest, any remaining Amount Available.

         (b) On each Payment Date, (A) the Class P Certificateholder shall receive the amount distributed under Section 8.04(e)(xiii) plus all Prepayment Charges and (B) the Uncertificated Subsidiary Interests shall receive distributions, to the extent of the Amount Available, in the following order of priority:

         (i) Each of the Class S-1 and Class S-2 Interests shall receive distributions of interest, pro rata based on their respective entitlements, in an amount equal to (i) 1/12 of the Net WAC Cap Rate times the Subsidiary Interest



                                      8-10

                  Adjusted Principal Balance of such Class, plus (ii) any Subsidiary Interest Shortfall with respect to such Class;

         (ii) Distributions of principal shall be made to each Class S-1 and Class S-2 Interest sequentially, i.e., first to the Class S-1 Interest, second to the Class S-2(1) Interest and last (after each other Class S-2 Interest) to the Class S-2(4) Interest, up to an amount equal to its respective Subsidiary Interest Adjusted Principal Balance; and

         (iii) Any remaining Amount Available shall be distributed to the holder of the Class R-I Interest.

         SECTION 8.08 Pre-Funding Account.

         (a) On or before the Closing Date, the Trustee shall establish the Pre-Funding Account on behalf of the Trust, which must be an Eligible Account, and shall deposit therein the amount received from the Seller pursuant to
Section 2.02(l). The Pre-Funding Account shall be entitled "Pre-Funding Account, U.S. Bank Trust National Association as Trustee for the benefit of holders of Home Equity Loan Certificates, Series 2001-D." Funds deposited in the Pre-Funding Account shall be held in trust by the Trustee for the Holders of the Certificates and the Class R Certificate for the uses and purposes set forth herein.
         (b) On or before the Closing Date the Seller shall deposit in the Pre-Funding Account the amount specified in Section 2.02(l). Amounts on deposit in such account shall be withdrawn by the Trustee as follows:

         (i) On each Subsequent Transfer Date, the Trustee shall withdraw from the Pre-Funding Account an amount equal to 100% of the Cut-off Date Principal Balance of each Subsequent Loan transferred and assigned to the Trustee on such Subsequent Transfer Date and pay such amount to or upon the order of the Originator upon satisfaction of the conditions set forth in
                  Section 2.03(b) with respect to such transfer and assignment.

         (ii) On the Business Day immediately preceding the Post-Funding Payment Date, the Trustee shall deposit into the Certificate Account any amounts remaining in the Pre-Funding Account, net of investment earnings.

         (c) The Pre-Funding Account shall be part of the Trust but not part of any REMIC. The Trustee on behalf of the Trust shall be the legal owner of the Pre-Funding Account. The Seller shall be the beneficial owner of the Pre-Funding Account, subject to the foregoing power of the Trustee to transfer amounts in the Pre-Funding Account to the Certificate Account. Funds in the Pre-Funding Account shall, at the direction of the Servicer, be invested in Eligible Investments of the kind described in clauses (i) and (ii)(A) of the definition of "Eligible Investments" and that mature no later than the Business Day prior to the next succeeding Payment Date. All amounts earned on deposits in the Pre-Funding Account shall be taxable to the Seller. The Trustee shall release to the Seller all investment earnings in the Pre-Funding Account on the first Payment Date after the end of the Pre-Funding Period.


                                      8-11

         SECTION 8.09 Yield Maintenance Reserve Funds.

         (a) On or before the Closing Date, the Trustee shall establish four Yield Maintenance Reserve Funds on behalf of the Class A-1a, Class M-1, Class M-2, and Class B-1 Certificateholders, respectively. Each must be an Eligible Account. Each Yield Maintenance Reserve Fund shall be entitled "Yield Maintenance Reserve Fund, U.S. Bank Trust National Association as Trustee for the benefit of holders of Home Equity Loan Certificates, Series 2001-D, Class [A-1a] [M-1] [M-2] [B-1]," as applicable. The Trustee shall demand payment of all money payable by the LIBOR Cap Counterparty under the Yield Maintenance Agreements. The Trustee shall deposit in the applicable Yield Maintenance Reserve Fund any Reserve Fund Addition received from the LIBOR Cap Counterparty pursuant to the related Yield Maintenance Agreement. On each Payment Date the Trustee shall pay directly the following amounts:

         (i) Unpaid Class A-1a Basis Risk Carryover Shortfall. To the Class A-1a Certificateholders, the lesser of the Unpaid Class A-1a Basis Risk Carryover Shortfall and the amount on deposit in the related Yield Maintenance Reserve Fund;

         (ii) Unpaid Class M-1 Basis Risk Carryover Shortfall. To the Class M-1 Certificateholders, the lesser of the Unpaid Class M-1 Basis Risk Carryover Shortfall and the amount on deposit in the related Yield Maintenance Reserve Fund;

         (iii) Unpaid Class M-2 Basis Risk Carryover Shortfall. To the Class M-2 Certificateholders, the lesser of the Unpaid Class M-2 Basis Risk Carryover Shortfall and the amount on deposit in the related Yield Maintenance Reserve Fund;

         (iv) Unpaid Class B-1 Basis Risk Carryover Shortfall. To the Class B-1 Certificateholders, the lesser of the Unpaid Class B-1 Basis Risk Carryover Shortfall and the amount on deposit in the related Yield Maintenance Reserve Fund; and

         (v) Payment of Remainder. Any remainder to the Class B-3I Certificateholder.

         (b) The Yield Maintenance Reserve Funds are outside reserve funds and shall be part of the Trust but not part of any REMIC. The Trustee on behalf of the Trust shall be the nominal owner of the Yield Maintenance Reserve Funds. The Class B-3I Certificateholder shall be the beneficial owner of the Yield Maintenance Reserve Funds, subject to the power of the Trustee to transfer amounts under Section 8.09(a). For all Federal tax purposes, all amounts transferred by a REMIC to the Yield Maintenance Reserve Funds pursuant to
Section 8.04(b)(iii) shall be treated as amounts distributed by a REMIC to the Class B-3I Certificateholder or its transferee. Amounts in the Yield Maintenance Reserve Funds shall, at the direction of the Seller, be invested in Eligible Investments that mature no later than the Business Day prior to the next succeeding Payment Date. All net income and gain from such investments shall be distributed to the Seller on such Payment Date. All amounts earned on amounts on deposit in the Yield


                                      8-12

Maintenance Reserve Funds shall be taxable to the Seller.
Any losses on such investments shall be deposited in the Yield Maintenance Reserve Funds by the Seller out of its own funds immediately as realized.

         SECTION 8.10 Basis Risk Reserve Fund.

         (a) On or before the Closing Date, the Trustee shall establish the Basis Risk Reserve Fund on behalf of the Trust, which must be an Eligible Account. On the Closing Date, the Trustee shall deposit therein the amount described in Section 2.02(n). The Trustee shall deposit therein on each Payment Date any amount available for that purpose pursuant to Section 8.04(e)(xi) or
Section 12.04(c)(i)(F), as applicable. The Basis Risk Reserve Fund shall be entitled "Basis Risk Reserve Fund, U.S. Bank Trust National Association as Trustee for the benefit of holders of Home Equity Loan Certificates, Series 2001-D." On each Payment Date the Trustee shall pay the following amounts in the order of priority indicated:

         (i) Unpaid Class A Basis Risk Carryover Shortfall. To the Class A-1a, Class A-1b, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates, concurrently, the respective Unpaid Class A Basis Risk Carryover Shortfall for each such Class, less amounts distributed to such Class under Section 8.09, and, if the amount available therefor is not sufficient to pay the full amount of Unpaid Class A Basis Risk Carryover Shortfall, then to each such Class pro rata based upon its respective entitlement;

         (ii) Unpaid Class M-1 Basis Risk Carryover Shortfall. To the Class M-1 Certificateholders, the Unpaid Class M-1 Basis Risk Carryover Shortfall, less amounts distributed to such Class under Section 8.09;

         (iii) Unpaid Class M-2 Basis Risk Carryover Shortfall. To the Class M-2 Certificateholders, the Unpaid Class M-2 Basis Risk Carryover Shortfall, less amounts distributed to such Class under Section 8.09;

         (iv) Unpaid Class B-1 Basis Risk Carryover Shortfall. To the Class B-1 Certificateholders, the Unpaid Class B-1 Basis Risk Carryover Shortfall, less amounts distributed to such Class under Section 8.09; and

         (v) Unpaid Class B-2 Basis Risk Carryover Shortfall. To the Class B-2 Certificateholders, the Unpaid Class B-2 Basis Risk Carryover Shortfall; and

         (vi) Payment of Remainder. Any remainder in excess of $5,000 to the Class B-3I Certificateholder, until the final Payment Date when any remainder shall be so paid.

         (b) The Basis Risk Reserve Fund is an outside reserve fund and shall be part of the Trust but not part of any REMIC. The Trustee on behalf of the Trust shall be the nominal owner of the Basis Risk Reserve Fund. The Class B-3I Certificateholder shall be the beneficial owner of the Basis Risk Reserve Fund, subject to the power of the Trustee to transfer amounts under Section 8.10(a). For all Federal tax purposes, all amounts transferred by a REMIC to the Basis


                                      8-13

Risk Reserve Fund pursuant to Section 8.04(e)(xi) shall be treated as amounts distributed by a REMIC to the Class B-3I Certificateholder or its transferee. Funds in the Basis Risk Reserve Fund shall, at the direction of the Seller, be invested in Eligible Investments that mature no later than the Business Day prior to the next succeeding Payment Date. All net income and gain from such investments shall be distributed to the Seller on such Payment Date. All amounts earned on amounts on deposit in the Basis Risk Reserve Fund shall be taxable to the Seller. Any losses on such investments shall be deposited in the Basis Risk Reserve Fund by the Seller out of its own funds immediately as realized.

         SECTION 8.11 Allocation of Realized Loss Amounts. On each Payment Date, Realized Losses shall be distributed to the Uncertificated Subsidiary Interests in accordance with Section 8.07(b)(ii) (by virtue of the definition of "Subsidiary Interest Adjusted Principal Balance"), and to the Uncertificated Intermediate Interests in accordance with Section 8.07(a)(ii), and the Trustee shall allocate any Realized Loss Amount for such Payment Date to the Regular Certificates as follows:

         (a) to the Class B-2 Certificates up to an amount equal to the Class B-2 Principal Balance, less distributions of principal on the Class B-2 Certificates on such Payment Date;

         (b) any remainder, after allocation pursuant to clause (a) above, to the Class B-1 Certificates up to an amount equal to the Class B-1 Principal Balance, less distributions of principal on the Class B-1 Certificates on such Payment Date;

         (c) any remainder, after allocation pursuant to clauses (a) and (b) above, to the Class M-2 Certificates up to an amount equal to the Class M-2 Principal Balance, less distributions of principal on the Class M-2 Certificates on such Payment Date; and

         (d) any remainder, after allocation pursuant to clauses (a), (b) and
(c) above, to the Class M-1 Certificates up to an amount equal to the Class M-1 Principal Balance, (less distributions of principal on the Class M-1 Certificates on such Payment Date).


                                      8-14

                                   ARTICLE IX

                  THE CERTIFICATES AND THE CLASS R CERTIFICATE
                  --------------------------------------------

         SECTION 9.01 The Certificates and the Class R Certificate. The Class A, Class M, Class B, Class B-3I, Class R and Class P Certificates shall be substantially in the forms set forth in Exhibits A-1, A-2, B, C, I, Q, and R, as applicable, and shall, on original issue, be executed by the Trustee on behalf of the Trust to or upon the order of the Originator. The Class A, the Class M and the Class B Certificates shall be evidenced by (i) one or more Class A-1a Certificates evidencing $142,000,000 in Original Class A-1a Principal Balance,
(ii) one or more Class A-1b Certificates evidencing $45,000,000 in Original Class A-1b Principal Balance, (iii) one or more Class A-2 Certificates evidencing $57,000,000 in Original Class A-2 Principal Balance, (iv) one or more Class A-3 Certificates evidencing $96,000,000 in Original Class A-3 Principal Balance, (v) one or more Class A-4 Certificates evidencing $49,500,000 in Original Class A-4 Principal Balance, (vi) one or more Class A-5 Certificates evidencing $61,500,000 in Original Class A-5 Principal Balance, (vii) one or more Class A-IO Certificates evidencing $162,500,000 in Original Class A-IO Notional Amount, (viii) one or more Class M-1 Certificates evidencing $38,500,000 in Original Class M-1 Principal Balance, (ix) one or more Class M-2 Certificates evidencing $27,500,000 in Original Class M-2 Principal Balance, (x) one or more Class B-1 Certificates evidencing $22,000,000 in Original Class B-1 Principal Balance and (xi) one or more Class B-2 Certificates evidencing $11,000,000 in Original Class B-2 Principal Balance, beneficial ownership of such Classes of Certificates to be held through Book-Entry Certificates or, in the case of the Class B-2 Certificates, definitive certificates, in minimum dollar denominations of $25,000 and integral multiples of $1.00 in excess thereof. The Class B-2 Certificates shall not be Book-Entry Certificates as of the Closing Date, but may at the option of the Class B-2 Certificateholder be converted into Book-Entry Certificates at any time thereafter, upon compliance with the normal procedures of the Depository and the Trustee. The Class B-3I Certificate shall be evidenced by a single certificate issued on the Closing Date to the Originator or its designee. The Class P Certificate shall be evidenced by a single certificate issued on the Closing Date to the Originator or its designee. The Class R-I, Class R-II and Class R-III Interests shall be evidenced by a single Class R Certificate, issued on the Closing Date to Green Tree Finance Corp.--Two which shall represent 100% of the Percentage Interest of the Class R Certificate.

         The Certificates and the Class R Certificate shall be executed by manual signature on behalf of the Trustee by a duly authorized Responsible Officer or authorized signatory. Certificates or the Class R Certificate bearing the signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the execution and delivery of such Certificate or Class R Certificate, or did not hold such offices at the date of such Certificates or Class R Certificate. No Certificate or Class R Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate or Class R Certificate has been executed by manual signature in accordance with this Section, and such signature upon any Certificate or Class R Certificate shall be conclusive evidence, and the only evidence, that such Certificates or Class R Certificate has been duly executed and delivered hereunder. All Certificates and the Class R Certificate shall be dated the date of their execution, except for those


                                      9-1

Certificates and the Class R Certificate executed on the Closing Date, which shall be dated the Closing Date.

         SECTION 9.02 Registration of Transfer and Exchange of Certificates and the Class R Certificate.

         (a) The Trustee shall keep at the office or agency to be maintained in accordance with Section 12.03 a "Certificate Register" in which the Trustee shall provide for the registration of Certificates and the Class R Certificate and of transfers and exchanges of Certificates and the Class R Certificate as herein provided. The Trustee initially appoints itself to be the "Certificate Registrar" and transfer agent for the purpose of registering Certificates and the Class R Certificate and transfers and exchanges of Certificates and the Class R Certificate as provided herein. The Trustee will give prompt written notice to Certificateholders and the Servicer of any change in the Certificate Registrar.

         (b) (i) Subject to clauses (ii) and (iii) below, no transfer of a Class B-2, Class B-3I, Class P or Class R Certificate shall be made by the Seller or any other Person unless such transfer is exempt from the registration requirements of the Securities Act of 1933 (the "Act"), as amended, and any applicable state securities laws or is made in accordance with the Act and laws. In the event that any such transfer is to be made,

                  (A) the Originator may require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Originator that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the Act and laws or is being made pursuant to the Act and laws, which Opinion of Counsel shall not be an expense of the Trustee or the Originator, and

                  (B) the Trustee shall require the transferee to execute an investment letter substantially in the form of Exhibit K attached hereto, which investment letter shall not be an expense of the Trustee or the Originator. The Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Originator and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         (ii) No transfer of a Class B-3I, Class B-2, Class P or Class R Certificate or any interest therein shall be made to any employee benefit plan that is subject to ERISA, or that is described in Section 4975(e)(1) of the Code or to any person or entity purchasing on behalf of, or with assets of, such an employee benefit plan (each, a "Plan"), unless the Plan delivers to the Originator and the Trustee, an Opinion of Counsel in form satisfactory to the Originator and the Trustee that the purchase and holding of such Class B-3I, Class B-2, Class P or Class R Certificate by such Plan will not result in the assets of the Trust being deemed to be "plan assets" and


                                      9-2
                  subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee, the Originator, the Seller or the Servicer to any obligation or liability in addition to those undertaken in this Agreement. Unless such opinion is delivered and in the case of Definitive Certificates, each person acquiring such a Certificate or Class R Certificate will be deemed to represent to the Trustee, the Originator, the Seller and the Servicer either

                  (A) that such person is neither a Plan, nor acting on behalf of a Plan, subject to ERISA or to Section 4975 of the Code, or

                  (B) that the purchase and holding of the Class B-3I, Class B-2, Class P or Class R Certificate by such Plan will not result in the assets of the Trust being deemed to be Plan assets and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee, the Originator, the Seller or the Servicer to any obligation or liability in addition to those undertaken in this Agreement.

         (iii)    Notwithstanding anything to the contrary contained herein,

                  (A) no Class R Certificate, nor any interest therein, shall be transferred, sold or otherwise disposed of to a "disqualified organization," within the meaning of Section 860E(e)(5) of the Code (a "Disqualified Organization"), including, but not limited to,

                           (1) the United States, a state or political subdivision thereof, a foreign government, an international organization or an agency or instrumentality of any of the foregoing,

                           (2) an organization (other than a cooperative described in Section 521 of the Code) which is exempt from the taxes imposed by Chapter 1 of the Code and not subject to the tax imposed on unrelated business income by
                                    Section 511 of the Code, or

                           (3)      a cooperative described in Section
                                    1381(a)(2)(C) of the Code, and

                  (B) prior to any registration of any transfer, sale or other disposition of a Class R Certificate, the proposed transferee shall deliver to the Trustee, under penalties of perjury, an affidavit that such transferee is not a Disqualified Organization, with respect to which the Trustee shall have no actual knowledge that such affidavit is false, and the transferor and the proposed transferee shall each deliver to the Trustee an affidavit with respect to any other information reasonably required by the Trustee pursuant to the REMIC Provisions, including, without limitation, information regarding the


                                      9-3
                           transfer of non-economic residual interests and transfers of any residual interest to or by a foreign person; provided, however, that, upon the delivery to the Trustee of an Opinion of Counsel, in form and substance satisfactory to the Trustee and rendered by Independent counsel, to the effect that the beneficial ownership of the Class R Certificate, as applicable, by any Disqualified Organization will not result in the imposition of federal income tax upon the Trust or any Class R Certificateholder or any other person or otherwise adversely affect the status of the Trust as a REMIC, the foregoing prohibition on transfers, sales and other dispositions, as well as the foregoing requirement to deliver a certificate prior to any registration thereof, shall, with respect to such Disqualified Organization, terminate. Notwithstanding any transfer, sale or other disposition of a Class R Certificate, or any interest therein, to a Disqualified Organization or the registration thereof in the Certificate Register, such transfer, sale or other disposition and any registration thereof, unless accompanied by the Opinion of Counsel described in the preceding sentence, shall be deemed to be void and of no legal force or effect whatsoever and such Disqualified Organization shall be deemed not to be a Class R Certificateholder, as applicable, for any purpose hereunder, including, but not limited to, the receipt of distributions on such Class R Certificate, and shall be deemed to have no interest whatsoever in such Class R Certificate. Each Class R Certificateholder, by his acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this Section 9.02(b)(3).

         (iv) Any transfer, sale or other disposition not in compliance with the provisions of this Section 9.02(b) shall be deemed to be void and of no legal force or effect whatsoever and such transferee shall be deemed not to be the Class B-2, Class B-3I, Class P or Class R Certificateholder, as applicable, for any purpose hereunder, including, but not limited to, the receipt of distributions on the Class R Certificate, and shall be deemed to have no interest whatsoever in the Class R Certificate.

         (v) The Trustee shall give notice to the Rating Agencies promptly following any transfer, sale or other disposition of a Class B-3I or Class R Certificate.

         (c) At the option of a Certificateholder, Certificates and the Class R Certificate may be exchanged for other Certificates or Class R Certificate of authorized denominations of a like aggregate original denomination, upon surrender of such Certificates or the Class R Certificate to be exchanged at the Corporate Trust Office. Whenever any Certificates or the Class R Certificate are so surrendered for exchange, the Trustee shall execute and deliver the Certificates or Class R Certificate which the Certificateholder making the exchange is entitled to receive. Every Certificate or Class R Certificate presented or surrendered for transfer or exchange shall


                                      9-4
be duly endorsed by, or shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the holder thereof or his or her attorney duly authorized in writing.

         (d) Except as provided in paragraph (e) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times:

         (i) registration of such Certificates may not be transferred by the Trustee except to another Depository;

         (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Certificates;

         (iii) ownership and transfers of registration of such Certificates on the books of the Depository shall be governed by applicable rules established by the Depository;

         (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants;

         (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Certificate Owners of such Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and

         (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

         All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

         (e) If:

         (i) the Seller or the Depository advises the Trustee in writing that the Depository is no longer willing or able properly to discharge its responsibilities as Depository, and the Trustee or the Originator is unable to locate a qualified successor, or


                                      9-5

         (ii) the Originator at its sole option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository;

the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same.

Upon surrender to the Trustee of the Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Originator nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

         (f) On or prior to the Closing Date, there shall be delivered to the Depository one Class A-1a Certificate, one Class A-1b Certificate, one Class A-2 Certificate, one Class A-3 Certificate, one Class A-4 Certificate, one Class A-5 Certificate, one Class A-IO Certificate, one Class M-1 Certificate, one Class M-2 Certificate, and one Class B-1 Certificate, each in registered form registered in the name of Cede & Co. (or other nominee of the Depository), the total face amount of which represents 100% of the Original Class Principal Balance of each Class, respectively (or, in the case of the Class A-IO Certificate, the Class A-IO Original Notional Amount). At any time on or after the Closing Date, subject to compliance with the normal procedures of the Trustee and the Depository, the Class B-2 Certificateholders may deliver to the Depository one Class B-2 Certificate, registered in the name of Cede & Co. (or other nominee of the Depository), the total face amount of which represents 100% of the Original Class B-2 Principal Balance. Each such Certificate registered in the name of the Depository's nominee shall bear the following legend:

         "Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to the Trustee or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

         (g) Each of the Certificates and the Class R Certificate shall be a "security" for purposes of Article 8, Section 102(a)(15)(8) of the Uniform Commercial Code and shall be governed by such Article 8 as in effect in the State of Minnesota from time to time.

         SECTION 9.03 No Charge; Disposition of Void Certificates or Class R Certificate. No service charge shall be made to a Certificateholder for any transfer or exchange of a Certificate or a Class R Certificate, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with


                                      9-6
any transfer or exchange of a Certificate or a Class R Certificate. All Certificates and Class R Certificate surrendered for transfer and exchange shall be disposed of in a manner approved by the Trustee.

         SECTION 9.04 Mutilated, Destroyed, Lost or Stolen Certificates or Class R Certificate. If

         (a) any mutilated Certificate or Class R Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate or Class R Certificate, and

         (b) there is delivered to the Certificate Registrar and the Trustee such security or indemnity as may be required by each to save it harmless, then in the absence of notice to the Certificate Registrar or the Trustee that such Certificate or Class R Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate or Class R Certificate, a new Certificate or Class R Certificate of like tenor and original denomination.

Upon the issuance of any new Certificate or Class R Certificate under this
Section 9.04, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. Any duplicate Certificate or Class R Certificate issued pursuant to this Section 9.04 shall constitute complete and indefeasible evidence of ownership of the Percentage Interest, as if originally issued, whether or not the mutilated, destroyed, lost or stolen Certificate or Class R Certificate shall be found at any time.

         SECTION 9.05 Persons Deemed Owners. Prior to due presentation of a Certificate or Class R Certificate for registration of transfer, the Servicer, the Seller, the Trustee, the Paying Agent and the Certificate Registrar may treat the person in whose name any Certificate or Class R Certificate is registered as the owner of such Certificate or Class R Certificate for the purpose of receiving remittances pursuant to Section 8.01 and for all other purposes whatsoever, and none of the Servicer, the Seller, the Trustee, the Certificate Registrar, the Paying Agent or any agent of the Servicer, the Seller, the Trustee, the Paying Agent or the Certificate Registrar shall be affected by notice to the contrary.

         SECTION 9.06 Access to List of Certificateholders' Names and Addresses. The Certificate Registrar will furnish to the Trustee and the Servicer, within five days after receipt by the Certificate Registrar of a request therefor from the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. If Holders of Certificates representing, in the aggregate, 25% or more of the Aggregate Certificate Principal Balance apply in writing to the Trustee (hereinafter referred to as "Applicants"), and such application states that the Applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates or the Class R Certificate and is accompanied by a copy of the


                                      9-7
communication which such Applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such Applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such list is as of a date more than 90 days prior to the date of receipt of such Applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such Applicants access to such list promptly upon receipt. Every Certificateholder, by receiving and holding a Certificate or a Class R Certificate, agrees with the Certificate Registrar and the Trustee that none of the Originator, the Certificate Registrar or the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

         SECTION 9.07 Authenticating Agents. The Trustee may appoint one or more Authenticating Agents with power to act on its behalf and subject to its direction in the execution and delivery of the Certificates or the Class R Certificate. For all purposes of this Agreement, the execution and delivery of Certificates or the Class R Certificate by the Authenticating Agent pursuant to this Section shall be deemed to be the execution and delivery of Certificates or the Class R Certificate "by the Trustee."


                                      9-8

                                   ARTICLE X

                                  INDEMNITIES
                                  -----------

         SECTION 10.01 Real Estate. The Seller and Originator will jointly and severally defend and indemnify the Trust, the Trustee (including the Custodian and any other agents of the Trustee) and the Certificateholders against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation arising out of or resulting from the use or ownership of any real estate related to a Loan by the Originator or the Servicer or any Affiliate of either. Notwithstanding any other provision of this Agreement, the obligation of the Originator under this Section shall not terminate upon a Service Transfer pursuant to Article VII, except that the obligation of the Originator under this Section shall not relate to the actions of any subsequent Servicer after a Service Transfer.

         SECTION 10.02 Liabilities to Obligors. No obligation or liability to any Obligor under any of the Loans is intended to be assumed by the Trust, the Certificateholders under or as a result of this Agreement and the transactions contemplated hereby and, to the maximum extent permitted and valid under mandatory provisions of law, the Trust, the Certificateholders expressly disclaim such assumption.

         SECTION 10.03 Tax Indemnification. The Originator agrees to pay, and to indemnify, defend and hold harmless the Trust, the Trustee (including the Custodian and any other agents of the Trustee), the Certificateholders from, any taxes which may at any time be asserted with respect to, and as of the date of, the transfer of the Loans to the Trust, including, without limitation, any sales, gross receipts, general corporation, personal property, privilege or license taxes (but not including any federal, state or other taxes arising out of the creation of the Trust and the issuance of the Certificates and the Class R Certificate) and costs, expenses and reasonable counsel fees in defending against the same, whether arising by reason of the acts to be performed by the Originator, the Seller, the Servicer or the Trustee under this Agreement or imposed against the Trust, a Certificateholder or otherwise.

         SECTION 10.04 Servicer's Indemnities. The Servicer shall defend and indemnify the Trust, the Trustee (including the Custodian and any other agents of the Trustee), the LIBOR Cap Counterparty and the Certificateholders against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, in respect of any action taken or omitted to be taken by the Servicer with respect to any Loan. This indemnity shall survive any Service Transfer (but the original Servicer's obligations under this Section 10.04 shall not relate to any actions of any subsequent Servicer after a Service Transfer) and any payment of the amount owing under, or any repurchase by the Originator of, any such Loan.

         SECTION 10.05 Operation of Indemnities. Indemnification under this Article shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Originator or the Servicer has made any indemnity payments to the Trustee pursuant to this Article and the Trustee thereafter collects any of such amounts from others, the Trust will repay such amounts collected to the Originator or the Servicer, as the case may be, without interest.


                                      10-1

         SECTION 10.06 REMIC Tax Matters. If a Class R Certificateholder, pursuant to Section 6.06, pays any taxes or charges imposed upon the Master REMIC, Intermediate REMIC or Subsidiary REMIC, as the case may be, or otherwise, such taxes or charges, except to the extent set forth in the following proviso, shall be expenses and costs of the Trust and the Class R Certificateholder shall be entitled to be reimbursed therefor out of the Certificate Account as provided in Section 8.04; provided, however, that any such taxes or charges shall not be expenses or costs of the Trust, nor will the Class R Certificateholder be entitled to reimbursement therefor out of the Certificate Account, if and to the extent that such taxes or charges resulted from a failure (i) by the Originator, the Trustee or any Servicer to comply with the provisions of Section 2.05, (ii) by any Servicer to comply with the provisions of Section 6.06, or (iii) by the Trustee to execute any tax returns pursuant to Section 11.11.


                                      10-2

                                   ARTICLE XI

                                   THE TRUSTEE
                                   -----------

         SECTION 11.01 Duties of Trustee. The Trustee, prior to the occurrence of an Event of Termination and after the curing of all Events of Termination which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Termination has occurred (which has not been cured), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

         Subject to Section 11.03, no provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

         (a) Prior to the occurrence of an Event of Termination, and after the curing of all such Events of Termination which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

         (b) The Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

         (c) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders representing, in the aggregate, 25% or more of the Aggregate Certificate Principal Balance relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

         (d) The Trustee shall not be charged with knowledge of any event referred to in Section 7.01 unless a Responsible Officer of the Trustee at the Corporate Trust Office obtains actual knowledge of such event or the Trustee receives written notice of such event from the Servicer or the Certificateholders representing, in the aggregate, 25% or more of the Aggregate Certificate Principal Balance.


                                      11-1

         None of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Originator, the Seller or the Servicer under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement. The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         SECTION 11.02 Certain Matters Affecting the Trustee. Except as otherwise provided in Section 11.01:

         (a) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of a Servicing Officer, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) The Trustee may consult with counsel and any opinion of any counsel for the Originator, the Seller or the Servicer shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by the Trustee hereunder in good faith and in accordance with such Opinion of Counsel;

         (c) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; provided, however, that nothing contained herein shall relieve the Trustee of the obligations, upon the occurrence of an Event of Termination (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

         (d) Prior to the occurrence of an Event of Termination and after the curing of all Events of Termination which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Certificateholders representing, in the aggregate, 25% or more of the Aggregate Certificate Principal Balance; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Trustee, shall be reimbursed by the Servicer upon demand; and


                                      11-2

         (e) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian and shall not be liable for any acts or omissions of such agents, attorneys or custodians if appointed by it with due care hereunder.

         SECTION 11.03 Trustee Not Liable for Certificates, Class R Certificate or Loans. The Trustee assumes no responsibility for the correctness of the recitals contained herein, in the Certificates or in the Class R Certificate (other than the Trustee's execution thereof). The Trustee makes no representations as to the validity or sufficiency of this Agreement, of the Certificates or of the Class R Certificate (other than its execution thereof) or of any Loan, Loan File or related document. The Trustee shall not be accountable for the use or application by the Servicer, the Originator or the Seller of funds paid to the Originator or the Seller, as applicable in consideration of conveyance of the Loans to the Trust by the Originator and the Seller or deposited in or withdrawn from the Certificate Account by the Servicer.

         SECTION 11.04 Trustee May Own Certificates. The Trustee in its individual or other capacity may become the owner or pledgee of Certificates representing less than all the beneficial interest in the Trust with the same rights as it would have if it were not Trustee.

         SECTION 11.05 Rights of Certificateholders to Direct Trustee and to Waive Events of Termination. Holders of Certificates representing, in the aggregate, 25% or more of the Aggregate Certificate Principal Balance shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that, subject to Section 11.01, the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceedings so directed would be illegal or involve it in personal liability or be unduly prejudicial to the rights of Certificateholders not parties to such direction; and provided, further that nothing in this Agreement shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction by the Certificateholders. Holders of the Certificates representing, in the aggregate, 51% or more of the Aggregate Certificate Principal Balance may on behalf of all Certificateholders waive any past Event of Termination hereunder and its consequences, except a default in respect of a covenant or provision hereof which under Section 12.08 cannot be modified or amended without the consent of all Certificateholders, and upon any such waiver, such Event of Termination shall cease to exist and shall be deemed to have been cured for every purpose of this Agreement; but no such waiver shall extend to any subsequent or other Event of Termination or impair any right consequent thereon.

         SECTION 11.06 The Servicer to Pay Trustee's Fees and Expenses. The Servicer agrees:

         (i) to pay to the Trustee reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);


                                      11-3

         (ii) except as otherwise expressly provided herein, to reimburse the Trustee, to the extent requested by the Trustee, for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

         (iii) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the Trust and its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         The covenants in this Section 11.06 shall be for the benefit of the Trustee in its capacities as Trustee, Paying Agent and Certificate Registrar hereunder, and shall survive the termination of this Agreement. If any entity other than the Originator or a subsidiary or affiliate of the Originator is the Servicer, the Servicer shall be reimbursed for any costs and expenses incurred by it in this Section 11.06 pursuant to Sections 5.08 and 8.04(b).

         SECTION 11.07 Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be a financial institution organized and doing business under the laws of the United States of America or any State, authorized under such laws to exercise corporate trust powers, and shall have a combined capital and surplus of at least $50,000,000 or shall be a member of a bank holding system the aggregate combined capital and surplus of which is $50,000,000, provided that the Trustee's separate capital and surplus shall at all times be at least the amount required by Section 310(a)(2) of the Trust Indenture Act of 1939, as amended. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of a supervising or examining authority, then for the purposes of this Section 11.07, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In addition, the Trustee (or, if the Trustee is U.S. Bank National Association, the parent company of U.S. Bank Trust National Association) shall at all times have

         (i) a long-term deposit rating from S&P of at least BBB or as shall be otherwise acceptable to S&P,

         (ii) a long-term deposit rating from Fitch of at least BBB or as shall be otherwise acceptable to Fitch, and

         (ii) a long-term deposit rating from Moody's of at least Baa2 or as shall be otherwise acceptable to Moody's.

         In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 11.07, the Trustee shall resign immediately in the manner and with the effect specified in Section 11.08.


                                      11-4

         SECTION 11.08 Resignation or Removal of Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Servicer and the Originator. Upon receiving such notice of resignation, the Originator shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to each of the Servicer and the Originator and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 11.07 and shall fail to resign after written request therefor by the Originator, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Originator may remove the Trustee. If the Originator shall have removed the Trustee under the authority of the immediately preceding sentence, the Originator shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

         Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 11.08 shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 11.09.

         SECTION 11.09 Successor Trustee. Any successor Trustee appointed as provided in Section 11.08 shall execute, acknowledge and deliver to the Servicer, the Originator and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee. The predecessor Trustee shall deliver or cause to be delivered to the successor Trustee the Loans and the Loan Files and any related documents and statements held by it hereunder; and, if the Loans are then held by a Custodian pursuant to a custodial agreement, the predecessor Trustee and the Custodian shall amend such custodial agreement to make the successor Trustee the successor to the predecessor Trustee thereunder; and the Servicer, the Originator and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

         No successor Trustee shall accept appointment as provided in this
Section 11.09 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 11.07.

         Upon acceptance of appointment by a successor Trustee as provided in this Section 11.09, the Servicer shall cause notice of the succession of such Trustee hereunder to be mailed to the Rating Agencies and to each Certificateholder at their addresses as shown in the Certificate Register. If the Servicer fails to mail such notice within ten days after acceptance of


                                      11-5
appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

         SECTION 11.10 Merger or Consolidation of Trustee. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such Person shall be eligible under the provisions of Section 11.07, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall promptly notify the Rating Agencies in the event it is a party to any merger, conversion or consolidation.

         SECTION 11.11 Tax Returns. Upon the Servicer's request, the Trustee will furnish the Servicer with all such information as the Servicer may reasonably require in connection with preparing all tax returns of the Trust and the Trustee shall execute such returns.

         SECTION 11.12 Obligor Claims. In connection with any offset defenses, or affirmative claims for recovery, asserted in legal actions brought by Obligors under one or more Loans based upon provisions therein complying with, or upon other rights or remedies arising from, any legal requirements applicable to the Loans, including, without limitation, the Federal Trade Commission's Trade Regulation Rule Concerning Preservation of Consumers' Claims and Defenses (16 C.F.R. ss. 433) as amended from time to time:

         (i) The Trustee is not, and shall not be deemed to be, either in any individual capacity, as trustee hereunder or otherwise, a creditor, or a joint venturer with or an Affiliate of, acting in concert or cooperation with, any home improvement contractor or home equity lender, in the arrangement, origination or making of Loans. The Trustee is the holder of the Loans only as trustee on behalf of the Certificateholders, and not as a principal or in any individual or personal capacity;

         (ii) The Trustee shall not be personally liable for or obligated to pay Obligors any affirmative claims asserted thereby, or responsible to Certificateholders for any offset defense amounts applied against Loan payments, pursuant to such legal actions;

         (iii) The Trustee will pay, solely from available Trust monies, affirmative claims for recovery by Obligors only pursuant to final judicial orders or judgments, or judicially approved settlement agreements, resulting from such legal actions;

         (iv) The Trustee will comply with judicial orders and judgments which require its actions or cooperation in connection with Obligors' legal actions to recover affirmative claims against Certificateholders;

         (v) The Trustee will cooperate with and assist Certificateholders in their defense of legal actions by Obligors to recover affirmative claims if such cooperation and assistance is not contrary to the interests of the Trustee as


                                      11-6
                  a party to such legal actions and if the Trustee is satisfactorily indemnified for all liability, costs and expenses arising therefrom; and

         (vi) The Originator hereby agrees to indemnify, hold harmless and defend the Trustee and Certificateholders from and against any and all liability, loss, costs and expenses of the Trustee and Certificateholders resulting from any affirmative claims for recovery asserted or collected by Obligors under the Loans. Notwithstanding any other provision of this Agreement, the obligation of the Originator under this Section 11.12(vi) shall not terminate upon a Service Transfer pursuant to
                  Article VII.

         SECTION 11.13 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction having authority over the Trust, the Loans or the Obligors, the Originator and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 11.13, such powers, duties, obligations, rights and trusts as the Originator and the Trustee may consider necessary or desirable. If the Originator shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in case an Event of Termination shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
11.07 hereunder and no notice to Certificateholders of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 11.09.

         In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 11.13 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such co-trustee or separate trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed by such co-trustee or separate trustee at the direction of the Trustee.

         Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then co-trustees and separate trustees, as effectively as if given to each of them. Every instrument appointing any co-trustee or separate trustee shall refer to this Agreement and the conditions of this Article XI. Each co-trustee and separate trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.


                                      11-7

         Any co-trustee or separate trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any co-trustee or separate trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         SECTION 11.14 Trustee and U.S. Bancorp. In the event the Trustee ceases to be a direct, wholly owned subsidiary of U.S. Bancorp, the Trustee shall promptly notify the Rating Agencies.

         SECTION 11.15 Trustee Advances.

         (a) If the Servicer fails to deposit into the Certificate Account Advances as required by Section 8.02, then the Trustee shall, subject to the provisions of paragraph (b) below, from its own funds, deposit into the Certificate Account the amount not so deposited by the Servicer on or before the Business Day preceding the related Payment Date (a "Trustee Advance").

         (b) The Trustee shall not be required to make any Trustee Advance if and to the extent that it determines in good faith that the funds, if advanced, would not be recoverable by it from subsequent amounts available in the Certificate Account in accordance with Section 8.04(b).

         (c) The Trustee shall be entitled to reimbursement of a Trustee Advance from funds subsequently available therefor in the Certificate Account in accordance with Section 8.04(b).


                                      11-8

                                  ARTICLE XII

                                  MISCELLANEOUS
                                  -------------

         SECTION 12.01 Servicer Not to Resign; Delegation of Servicing Duties. The Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that the performance of its duties hereunder is no longer permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel for the Servicer to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 7.03.

         Notwithstanding the foregoing, Conseco Finance Corp., if it is the Servicer, may delegate some or all of its servicing duties to a wholly-owned subsidiary of the Originator, for so long as said subsidiary remains, directly or indirectly, a wholly-owned subsidiary of Conseco Finance Corp. Notwithstanding any such delegation, Conseco Finance Corp. shall retain all of the rights and obligations of the Servicer hereunder.

         SECTION 12.02 Conseco Finance Corp. and Seller Not to Engage in Certain Transactions with Respect to the Trust. Neither Conseco Finance Corp. nor the Seller shall:

         (i) Provide credit to any Certificateholder for the purpose of enabling such Certificateholder to purchase Certificates;

         (ii)     Purchase any Certificates in an agency or trustee capacity; or

         (iii) Loan any money to the Trust (other than Advances pursuant to Section 8.02).

         SECTION 12.03 Maintenance of Office or Agency. The Trustee will maintain in Minneapolis or St. Paul, Minnesota, an office or agency where Certificates or the Class R Certificate may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustee in respect of the Certificates, the Class R Certificate and this Agreement may be served. On the date hereof the Trustee's office for such purposes is located at 180 East 5th Street, Second Floor, St. Paul, Minnesota 55101. The Trustee will give prompt written notice to the Originator, the Seller, the Servicer and the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

         SECTION 12.04 Termination.

         (a) The Trust created hereby and the respective obligations and responsibilities of the Originator, the Seller, the Servicer, and the Trustee created hereby (other than the responsibility of the Trustee to make any final distributions to Certificateholders as set forth below) shall terminate on the earlier of

         (i) the Payment Date on which the principal balance of all of the Loans is reduced to zero; or


                                      12-1

         (ii) the Payment Date occurring in the month following the sale of the Loans pursuant to Section 8.06;

provided, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof, and provided, further, that the Servicer's and the Originator's representations and warranties and indemnities by the Originator and the Servicer shall survive termination.

         (b) Any termination of the Trust must be conducted so as to qualify as a "qualified liquidation" of the Subsidiary REMIC, Intermediate REMIC and Master REMIC, as applicable, within the meaning of the REMIC Provisions. The Trustee's acknowledgment of a notice given under Section 8.06(b)(iii) shall constitute a plan of complete liquidation of the Master REMIC, Intermediate REMIC and Subsidiary REMIC within the meaning of Section 860F of the Code.

         (c) The Trustee shall give notice of the Final Payment Date to the Certificateholders, the Rating Agencies and the Certificate Registrar. The Servicer shall direct the Trustee to give such notice ten days prior to the date the Trustee is to mail such notice. The Trustee shall mail the notice no later than the fifth Business Day of the month of the Final Payment Date. The notice shall specify:

         (i) the Final Payment Date (which shall be a date that would otherwise be a Payment Date);

         (ii) that final payment on the Certificates and the Class R Certificate will be made upon presentation and surrender of the Certificates and the Class R Certificate at the office or agency of the Trustee therein designated;

         (iii)    the amount of any such final payment; and

         (iv) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Certificates and the Class R Certificate at the office or agency of the Trustee therein specified.

Each such notice shall, to the extent required by the REMIC Provisions or other applicable law, be signed on behalf of the Trust by the Trustee.

         (d) Upon presentation and surrender of the Certificates and the Class R Certificate, the Trustee shall cause to be distributed from the Certificate Account, in the following order of priority and to the Certificateholders on the Final Payment Date in proportion to their respective Percentage Interests:

         (i) to the extent the Amount Available is sufficient therefor, and in the order of priority provided for in Section 8.04(b), an amount equal to

                  (A) as to Class A Certificates, the Class A Principal Balance, together with any Unpaid Class A Interest Carry Forward Amount and


                                      12-2
                           interest accrued during the related Accrual Period at the Interest Rate for each Class of Class A Certificates on the Class Principal Balance, respectively,

                  (B) as to the Class M-1 Certificates, the Class M-1 Principal Balance, together with any Unpaid Class M-1 Interest Carry Forward, any Unpaid Class M-1 Realized Loss Interest Amount, any Unpaid Class M-1 Realized Loss Amount and interest accrued during the related Accrual Period at the Class M-1 Interest Rate on the Class M-1 Principal Balance,

                  (C) as to Class M-2 Certificates, the Class M-2 Principal Balance, together with any Unpaid Class M-2 Interest Carry Forward Amount, any Unpaid Class M-2 Realized Loss Interest Amount, any Unpaid Class M-2 Realized Loss Amount and interest accrued during the related Accrual Period at the Class M-2 Interest Rate on the Class M-2 Principal Balance,

                  (D) as to Class B-1 Certificates, the Class B-1 Principal Balance, together with any Unpaid Class B-1 Interest Carry Forward Amount any Unpaid Class B-1 Realized Loss Interest Amount, any Unpaid Class B-1 Realized Loss Amount and interest accrued during the related Accrual Period at the Class B-1 Interest Rate on the Class B-1 Principal Balance,

                  (E) as to Class B-2 Certificates, the Class B-2 Principal Balance, together with any Unpaid Class B-2 Interest Carry Forward Amount, any Unpaid Class B-2 Realized Loss Interest Amount, any Unpaid Class B-2 Realized Loss Amount and interest accrued during the related Accrual Period at the Class B-2 Interest Rate on the Class B-2 Principal Balance,

                  (F) to the Basis Risk Reserve Fund the sum of all Unpaid Class A, Class M-1, Class M-2, Class B-1 and Class B-2 Basis Risk Carryover Shortfalls,

                  (G) as to the Class B-3I Certificate, the Class B-3I Formula Distribution Amount, and

                  (H) as to the Class P Certificate, the Class P Principal Balance.

         (ii)     to the Class P Certificateholder, any Prepayment Charges; and;

         (iii) to the Class R Certificateholder, the amount which remains on deposit in the Certificate Account (other than amounts retained to meet claims) after application pursuant to clauses
                  (i) and (ii) above.


                                      12-3

The distribution on the Final Payment Date pursuant to this Section 12.04 shall be in lieu of the distribution otherwise required to be made on such Payment Date in respect of each Class of Certificates and the Class R Certificate.

         (d) In the event that all of the Certificateholders do not surrender their Certificates and the Class R Certificate for cancellation within three months after the time specified in the above-mentioned written notice, the Originator shall give a second written notice to the remaining Certificateholders to surrender their Certificates and the Class R Certificate for cancellation and receive the final distribution with respect thereto. If within three months after the second notice all the Certificates and the Class R Certificate shall not have been surrendered for cancellation, the Originator shall transfer to itself all amounts remaining on deposit in the Certificate Account, to hold in trust for Certificateholders who have not surrendered their Certificates or the Class R Certificate, as the case may be, for cancellation, together with the final record list of Certificateholders, and the Originator shall take appropriate steps, or may appoint an agent to take appropriate steps, to contact each of the remaining Certificateholders concerning surrender of their Certificates and to contact the Class R Certificateholder concerning its surrender of the Class R Certificate, and the cost thereof shall be paid out of the funds and other assets which remain in trust hereunder.

         SECTION 12.05 Acts of Certificateholders.

         (a) Except as otherwise specifically provided herein, whenever Certificateholder approval, authorization, direction, notice, consent, waiver, or other action is required hereunder, such approval, authorization, direction, notice, consent, waiver or other action shall be deemed to have been given or taken on behalf of, and shall be binding upon, all Certificateholders if agreed to by Holders of Certificates representing, in the aggregate, 51% or more of the Aggregate Certificate Principal Balance.

         (b) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by an agent duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Trustee and, where required, to the Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Section 11.01) conclusive in favor of the Trustee, the Servicer and the Originator if made in the manner provided in this Section.

         (c) The fact and date of the execution by any Certificateholder of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

         (d) The ownership of Certificates and the Class R Certificate shall be proved by the Certificate Register.

         (e) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder shall bind every holder of every Certificate or the Class R Certificate, as applicable, issued upon the registration of transfer thereof or in exchange therefor or in lieu


                                      12-4
thereof, in respect of anything done, or omitted to be done by the Trustee, the Servicer or the Originator in reliance thereon, whether or not notation of such action is made upon such Certificates or Class R Certificate.

         (f) The Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

         SECTION 12.06 Assignment or Delegation by Company. Except as specifically authorized hereunder, and except for its obligations as Servicer which are dealt with under Article V and Article VII, the Originator may not convey and assign or delegate any of its rights or obligations hereunder absent the prior written consent of Holders of Certificates representing, in the aggregate, 66-2/3% or more of the Aggregate Certificate Principal Balance, and any attempt to do so without such consent shall be void.

         SECTION 12.07 Amendment.

         (a) This Agreement may be amended from time to time by the Originator, the Seller, the Servicer and the Trustee, without the consent of any of the Certificateholders, to correct manifest error, to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, as the case may be, to make such changes as are necessary to maintain the status of the Trust as a "real estate mortgage investment conduit" under the REMIC Provisions of the Code or to otherwise effectuate the benefits of such status to the Trust, the Certificateholders, including, without limitation, to implement any provision permitted by law that would enable a REMIC to avoid the imposition of any tax, or to make any other provisions with respect to matters or questions arising under this Agreement that shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel for the Servicer, adversely affect in any material respect the interests of any Certificateholder.

         (b) This Agreement may also be amended from time to time by the Servicer, the Seller, the Originator and the Trustee, with the consent of Holders of Certificates representing, in the aggregate, 66-2/3% or more of the Aggregate Certificate Principal Balance, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of such Certificateholders; provided, however, that no such amendment shall

         (i) reduce in any manner the amount of, or delay the timing of, collections of payments on the Loans or distributions which are required to be made on any Certificate,

         (ii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding,

         (iii) result in the disqualification of the Master REMIC, Intermediate REMIC or Subsidiary REMIC under the Code,


                                      12-5

         (iv) adversely affect the status of the Master REMIC, Intermediate REMIC or Subsidiary REMIC as a REMIC or the status of the Certificates as "regular interests" in the REMIC, or

         (v) cause any tax (other than any tax imposed on "net income from foreclosure property" under Section 860G(c)(1) of the Code that would be imposed without regard to such amendment) to be imposed on the Trust, including, without limitation, any tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under
                  Section 860G(d)(1) of the Code.

This Agreement may not be amended without the consent of the Class R Certificateholder, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement which would modify in any manner the rights of the Class R Certificateholder.

         (c) This Agreement shall not be amended under this Section without the consent of 100% of the Certificateholders if such amendment would result in the disqualification of the Master REMIC, Intermediate REMIC or Subsidiary REMIC as a REMIC under the Code.

         (d) Concurrently with the solicitation of any consent pursuant to this
Section 12.08, the Trustee shall furnish written notification to each of the Rating Agencies. Promptly after the execution of any amendment or consent pursuant to this Section 12.08, the Trustee shall furnish written notification of the substance of such amendment to the Rating Agencies, each Certificateholder.

         (e) It shall not be necessary for the consent of Certificateholders under this Section 12.08 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

         (f) The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement or otherwise.

         (g) In connection with any amendment pursuant to this Section, the Trustee shall be entitled to receive an Opinion of Counsel to the Servicer to the effect that such amendment is authorized or permitted by this Agreement.

         (h) Upon the execution of any amendment or consent pursuant to this
Section 12.08, this Agreement shall be modified in accordance therewith, and such amendment or consent shall form a part of this Agreement for all purposes, and every Certificateholder hereunder shall be bound thereby.

         (i) In the absence of the consent described in subsection (d) of this Section, in connection with any amendment pursuant to this Section, the Trustee shall have received an unqualified Opinion of Counsel, the expense of which shall not be an expense of the Trust, stating that any such amendment (i) will not adversely affect the status of the Master REMIC,


                                      12-6

Intermediate REMIC or Subsidiary REMIC as a REMIC or the status of the Certificates as "regular interests" therein, and (ii) will not cause any tax (other than any tax imposed on "net income from foreclosure property" under Section 860G(c)(1) of the Code that would be imposed without regard to such amendment) to be imposed on the Trust, including, without limitation, any tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code.

         (j) Notwithstanding anything to the contrary herein, so long as the Yield Maintenance Agreements are in effect, this Agreement may not be amended without the consent of the LIBOR Cap Counterparty if such amendment would (1) reduce in any manner or delay any payments to the LIBOR Cap Counterparty, (2) adversely affect in any material respect the interests of the LIBOR Cap Counterparty in any manner other than as described in clause (1) or (3) modify the consents required by the immediately preceding clauses (1) and (2).

         SECTION 12.08 Notices. All communications and notices pursuant hereto to the Seller, the Servicer, the Originator, the Trustee and the Rating Agencies shall be in writing and delivered or mailed to it at the appropriate following address:

         If to the Seller:

                  Conseco Finance Securitizations Corp.
                  300 Landmark Towers
                  345 St. Peter Street
                  St. Paul, Minnesota 55102-1639
                  Attention:  Chief Financial Officer
                  Telecopier Number:  (651) 293-5746

         If to the Servicer:

                  Conseco Finance Corp.
                  1100 Landmark Towers
                  345 St. Peter Street
                  St. Paul, Minnesota 55102-1639
                  Attention:  Chief Financial Officer
                  Telecopier Number:  (651) 293-5746


                                      12-7

         If to the Trustee:

                  U.S. Bank Trust National Association
                  Corporate Trust Department
                  180 East Fifth Street
                  Second Floor
                  St. Paul, Minnesota 55101
                  Attention:  Tamara Schultz-Fugh
                  Telecopier Number:  (651) 244-0089

         If to S&P:

                  Standard & Poor's
                  55 Water Street
                  New York, New York  10041
                  Attention:  Mortgage Surveillance

         If to Fitch:

                  Fitch, Inc.
                  One State Street Plaza
                  New York, New York  10004
                  Attention:  Todd Emerick

         If to Moody's:

                  Moody's Investors Service, Inc
                  99 Church Street
                  New York, New York 10007

or at such other address as the party may designate by notice to the other parties hereto, which notice shall be effective when received.

         All communications and notices pursuant hereto to a Certificateholder shall be in writing and delivered or mailed at the address shown in the Certificate Register.

         SECTION 12.09 Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

         SECTION 12.10 Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

         SECTION 12.11 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Minnesota.


                                      12-8

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized this _____ day of _______________, 2001.

                                       CONSECO FINANCE CORP.



                                       By:
                                           -------------------------------------
                                           Timothy R. Jacobson
                                           Vice President and Assistant
                                           Treasurer


                                       CONSECO FINANCE SECURITIZATIONS CORP.



                                       By:
                                           -------------------------------------
                                           Timothy R. Jacobson
                                           Vice President and Assistant
                                           Treasurer


                                       U.S. BANK TRUST NATIONAL ASSOCIATION,
                                       not in its individual capacity but solely as Trustee



                                       By:
                                          -------------------------------------
                                          Tamara Schultz-Fugh
                                          Vice President


                                      12-9

STATE OF MINNESOTA )
                   ) ss.
COUNTY OF RAMSEY   )

         The foregoing instrument was acknowledged before me this ______ day of August, 2001, by Timothy R. Jacobson, a Vice President and Assistant Treasurer of Conseco Finance Corp., a Delaware corporation, on behalf of the corporation.

                                           -------------------------------------
                                           Notary Public
         [SEAL]


STATE OF MINNESOTA )
                   ) ss.
COUNTY OF RAMSEY   )

         The foregoing instrument was acknowledged before me this ______ day of August, 2001, by Timothy R. Jacobson, a Vice President and Assistant Treasurer of Conseco Finance Securitizations Corp., a Minnesota corporation, on behalf of the corporation.

                                           -------------------------------------
                                           Notary Public
         [SEAL]


STATE OF MINNESOTA )
                   ) ss.
COUNTY OF RAMSEY   )

         The foregoing instrument was acknowledged before me this ______ day of August, 2001, by Tamara Schultz-Fugh, a Vice President of U.S. Bank Trust National Association, a national banking association, on behalf of the national banking association.

                                           -------------------------------------
                                           Notary Public
         [SEAL]


                                     12-10

                                                                     EXHIBIT A-1

                FORM OF CLASS A-[1a][1b][2][3][4][5] CERTIFICATE



         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

Class A-[1a][1b][2][3][4][5]                     NO.
(Senior)                                         Pass-Through Rate:  [A Floating Rate equal to the least
                                                 of (i) One-Month LIBOR plus 0.25%, (ii) the Adjusted
Cut-off Date:  as defined in the Pooling and     Net WAC Cap Rate, and 15.00% per annum] [______%, [or
and Servicing Agreement dated October 1, 2001    the Adjusted Net WAC Cap Rate, if less] [or the
                                                 Adjusted Net WAC Cap Rate, if less; provided, however,
First Payment Date:                              that if the purchase option is not exercised pursuant
November 15, 2001                                to Section 8.06 of the Pooling and Servicing Agreement,
                                                 for any Payment Date thereafter, the Pass-Through Rate
Servicer:                                        on this Class A-5 Certificate shall increase to ____%,
Conseco Finance Corp.                            or the Adjusted Net WAC Cap Rate, if less]

Final Scheduled Payment Date:                    Denomination:  U.S. $__________
November 15, 2032 (or if
such day is not a Business Day, then             Aggregate Denomination of all
the next succeeding Business Day)
                                                 Class A-[1a][1b][2][3][4][5] Certificates:
                                                 $_____________________


                                                 CUSIP No. _____________________

                        CERTIFICATE FOR HOME EQUITY LOANS
              SERIES 2001-D, CLASS A-[1a][1b][2][3][4][5] (SENIOR)

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN CONSECO FINANCE CORP. OR ANY AFFILIATE THEREOF, EXCEPT TO THE EXTENT SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

         This certifies that Cede & Co. is the registered owner of the undivided Percentage Interest represented by the original principal amount set forth above in the Certificates for Home Equity Loans, Series 2001-D, Class A-[1a][1b][2][3][4][5] issued by Conseco Finance Home Equity Loan Trust 2001-D (the "Trust"), which includes among its assets a pool of closed-end home equity loans (the "Loans") (including, without limitation, all mortgages, deeds of trust and

                                     A-1-1
security deeds relating to such Loans and any and all rights to receive payments due on the Loans after the applicable Cut-off Date). The Trust has been created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of October 1, 2001, among Conseco Finance Corp., as Originator and Servicer (the "Originator"), Conseco Finance Securitizations Corp., as Seller (the "Seller") and U.S. Bank Trust National Association, as Trustee of the Trust (the "Trustee"). This Certificate is one of the Certificates described in the Agreement and is issued pursuant and subject to the Agreement. By acceptance of this Certificate the holder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement.

         The Agreement contemplates, subject to its terms, payment on the fifteenth day (or if such day is not a Business Day, the next succeeding Business Day) (the "Payment Date") of each calendar month commencing in November, 2001, so long as the Agreement has not been terminated, by check (or, if such Certificateholder holds Class A-[1a][1b][2][3][4][5] Certificates with an aggregate Percentage Interest of at least 5% of the Class A-[1a][1b][2][3][4][5] Certificates and so desires, by wire transfer pursuant to instructions delivered to the Trustee at least 10 days prior to such Payment
Date) to the registered Certificateholder at the address appearing on the Certificate Register as of the Business Day immediately preceding such Payment Date, in an amount equal to the Certificateholder's Percentage Interest of the Class A-[1a][1b][2][3][4][5] Distribution Amount for such Payment Date. Distributions of interest and principal on the Class A-[1a][1b][2][3][4][5] Certificates will be made primarily from amounts available in respect of the Loans. The final scheduled Payment Date of this Certificate is November 15, 2032 or the next succeeding Business Day if such November 15 is not a Business Day.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds in the Certificate Account, [the related Yield Maintenance Reserve Fund] and the Basis Risk Reserve Fund to the extent available for distribution to the Certificateholder as provided in the Agreement for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholder for any amounts payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. By acceptance of this Certificate, the Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Certificateholder free of charge upon a written request to the Trustee.

         As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in Minneapolis or St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new


                                     A-1-2

Certificates evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to the Trustee or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL in as much as the registered owner hereof, Cede & Co., has an interest herein.

         The Originator, the Seller, the Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Originator, the Seller, the Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Originator, the Seller, the Servicer, the Trustee, the Paying Agent, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

         This Certificate shall be a "security" for purposes of Article 8,
Section 102(a)(15)(B) of the Uniform Commercial Code and shall be governed by such Article 8 as in effect in the state of Minnesota from time to time.


                                     A-1-3

         IN WITNESS WHEREOF, Conseco Finance Home Equity Loan Trust 2001-D has caused this Certificate to be duly executed by the manual signature of a duly authorized officer of the Trustee.

Dated:  October 25, 2001
                                       CONSECO FINANCE HOME EQUITY
                                       LOAN TRUST 2001-D

                                       By:  U.S. BANK TRUST NATIONAL
                                            ASSOCIATION



                                       By:
                                           -------------------------------------
                                           Authorized Officer


                                     A-1-4

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ____________________________ the within Certificate for Home Equity Loans, Series 2001-D, and does hereby irrevocably constitute and appoint _________________________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.

Dated:  _____________________

                                       By:
                                           -------------------------------------
                                           Signature

                                     A-1-5

                                                                     EXHIBIT A-2

                         FORM OF CLASS A-IO CERTIFICATE



         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.


Class A-IO                                       NO.
(Senior)
                                                 Pass-Through Rate:  8.8% from and including October 25,
Cut-off Date:  as defined in the Pooling         2001 through the March 2004 Payment Date and 0%
and Servicing Agreement dated October 1, 2001    thereafter.

First Payment Date:                              Original Notional Amount of all Class A-IO
November 15, 2001                                Certificates:  $162,500,000.

Servicer:                                        CUSIP No. _____________________
Conseco Finance Corp.

Final Scheduled Payment Date:
November 15, 2032 (or if such day
is not a Business Day,
then the next succeeding Business Day)

                        CERTIFICATE FOR HOME EQUITY LOANS
                       SERIES 2001-D, CLASS A-IO (SENIOR)

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN CONSECO FINANCE CORP. OR ANY AFFILIATE THEREOF, EXCEPT TO THE EXTENT SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

         This certifies that Cede & Co. is the registered owner of the undivided Percentage Interest represented by the original principal amount set forth above in the Certificates for Home Equity Loans, Series 2001-D, Class A-IO issued by Conseco Finance Home Equity Loan Trust 2001-D (the "Trust"), which includes among its assets a pool of closed-end home equity and home improvement loans (the "Loans") (including, without limitation, all mortgages, deeds of trust and security deeds relating to such Loans and any and all rights to receive payments due on the Loans after the applicable Cut-off Date). The Trust has been created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of October 1, 2001, among Conseco Finance Corp., as Originator and Servicer (the "Originator"), Conseco Finance Securitizations Corp., as Seller (the "Seller") and U.S. Bank Trust National Association, as Trustee of the Trust (the "Trustee"). This Certificate is one of the Certificates described in the Agreement and is issued pursuant and subject to the Agreement. By acceptance of this Certificate the holder


                                     A-2-1
assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement.

         The Agreement contemplates, subject to its terms, payment on the fifteenth day (or if such day is not a Business Day, the next succeeding Business Day) (the "Payment Date") of each calendar month commencing in November, 2001, so long as the Agreement has not been terminated, by check (or, if such Certificateholder holds Class A-IO Certificates with an aggregate Percentage Interest of at least 5% of the Class A-IO Certificates and so desires, by wire transfer pursuant to instructions delivered to the Trustee at least 10 days prior to such Payment Date) to the registered Certificateholder at the address appearing on the Certificate Register as of the Business Day immediately preceding such Payment Date, in an amount equal to the Certificateholder's Percentage Interest of the Class A-IO Distribution Amount. Distributions of interest on the Class A-IO Certificates will be made primarily from amounts available in respect of the Loans. The final scheduled Payment Date of this Certificate is November 15, 2032 or the next succeeding Business Day if such November 15, 2032 is not a Business Day.

         THIS CERTIFICATE IS AN INTEREST-ONLY CERTIFICATE. THE HOLDER OF THIS CERTIFICATE OR AN INTEREST HEREIN SHALL NOT BE ENTITLED TO ANY DISTRIBUTIONS OF PRINCIPAL WITH RESPECT TO THE LOANS.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds in the Certificate Account and the Basis Risk Reserve Fund to the extent available for distribution to the Certificateholder as provided in the Agreement for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholder for any amounts payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. By acceptance of this Certificate, the Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Certificateholder free of charge upon a written request to the Trustee.

         As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in Minneapolis or St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Certificates evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to the Trustee or its agent for registration of

                                     A-2-2
transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL in as much as the registered owner hereof, Cede & Co., has an interest herein.

         The Originator, the Seller, the Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Originator, the Seller, the Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Originator, the Seller, the Servicer, the Trustee, the Paying Agent, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

         This Certificate shall be a "security" for purposes of Article 8,
Section 102(a)(15)(B) of the Uniform Commercial Code and shall be governed by such Article 8 as in effect in the state of Minnesota from time to time.


                                     A-2-3

         IN WITNESS WHEREOF, Conseco Finance Home Equity Loan Trust 2001-D has caused this Certificate to be duly executed by the manual signature of a duly authorized officer of the Trustee.

Dated:  October 25, 2001
                                       CONSECO FINANCE HOME EQUITY
                                       LOAN TRUST 2001-D

                                       By:  U.S. BANK TRUST NATIONAL
                                            ASSOCIATION



                                       By:
                                           -------------------------------------
                                           Authorized Officer


                                     A-2-4

        FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ____________________________ the within Certificate for Home Equity Loans, Series 2001-D, and does hereby irrevocably constitute and appoint _________________________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.

Dated:  _____________________

                                       By:
                                           -------------------------------------
                                           Signature



                                     A-2-5

                                                                       EXHIBIT B

                       FORM OF CLASS M-[1][2] CERTIFICATE



         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS A-IO CERTIFICATES[,] [AND CLASS M-1 CERTIFICATES] AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.


Class M-[1][2]                                     NO.
(Subordinate)                                      Pass-Through Rate:  A Floating Rate equal to the least
                                                   of (i) One-Month LIBOR plus [______%], (ii) the
Cut-off Date:  as defined in the Pooling           Adjusted Net WAC Cap Rate, and 15.00% per annum
and Servicing Agreement dated October 1, 2001
                                                   Denomination:  U.S. $__________
                                                   Aggregate Denomination of all

First Payment Date:                                Class M-[1][2] Certificates:  $____________
November 15, 2001
                                                   Final Scheduled Payment Date:  November 15, 2032 (or if
                                                   such day is not a Business Day, then the next
                                                   succeeding Business Day)
Servicer:
Conseco Finance Corp.                              CUSIP No. _____________________



                        CERTIFICATE FOR HOME EQUITY LOANS
                  SERIES 2001-D, CLASS M-[1][2] (SUBORDINATE)

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN CONSECO FINANCE CORP. OR ANY AFFILIATE THEREOF, EXCEPT TO THE EXTENT SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

         This certifies that Cede & Co. is the registered owner of the undivided Percentage Interest represented by the original principal amount set forth above in the Certificates for Home Equity Loans, Series 2001-D, Class M-[1][2] issued by Conseco Finance Home Equity Loan Trust 2001-D (the "Trust"), which includes among its assets a pool of closed-end home equity and home improvement loans (the "Loans") (including, without limitation, all mortgages, deeds of trust and security deeds relating to such Loans and any and all rights to receive payments due on the Loans after the applicable Cut-off Date). The Trust has been created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of October 1, 2001, among Conseco Finance Corp., as Originator and Servicer (the "Originator"), Conseco Finance Securitizations Corp., as Seller (the "Seller") and U.S. Bank Trust National Association, as Trustee of the Trust (the "Trustee"). This Certificate is one of the Certificates described in the Agreement and is issued pursuant and subject to the Agreement. By acceptance of this Certificate the holder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement.

         The Agreement contemplates, subject to its terms, payment on the fifteenth day (or if such day is not a Business Day, the next succeeding Business Day) (the "Payment Date") of each calendar month commencing in November, 2001, so long as the Agreement has not been terminated, by check (or, if such Certificateholder holds Class M-[1][2] Certificates with an aggregate Percentage Interest of at least 5% of the Class M-[1][2] Certificates and so desires, by wire transfer pursuant to instructions delivered to the Trustee at least 10 days prior to such Payment Date) to the registered Certificateholder at the address appearing on the Certificate Register as of the Business Day immediately preceding such Payment Date, in an amount equal to the Interest of the Class M-[1][2] Distribution Amount for such Payment Date. Distributions of interest and principal on the Class M-[1][2] Certificates will be made primarily from amounts available in respect of the Loans. The final scheduled Payment Date of this Certificate is November 15, 2032 or the next succeeding Business Day if such November 15 is not a Business Day.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds in the Certificate Account, the related Yield Maintenance Reserve Fund and the Basis Risk Reserve Fund to the extent available for distribution to the Certificateholder as provided in the Agreement, for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholder for any amounts payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. By acceptance of this Certificate, the Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Certificateholder free of charge upon a written request to the Trustee.

         As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in Minneapolis or St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Certificates evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to the Trustee or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL in as much as the registered owner hereof, Cede & Co., has an interest herein.

         The Originator, the Seller, the Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Originator, the Seller, the Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Originator, the Seller, the Servicer, the Trustee, the Paying Agent, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

         This Certificate shall be a "security" for purposes of Article 8,
Section 102(a)(15)(B) of the Uniform Commercial Code and shall be governed by such Article 8 as in effect in the state of Minnesota from time to time.

         IN WITNESS WHEREOF, Conseco Finance Home Equity Loan Trust 2001-D has caused this Certificate to be duly executed by the manual signature of a duly authorized officer of the Trustee.

Dated:  October 25, 2001
                                       CONSECO FINANCE HOME EQUITY
                                       LOAN TRUST 2001-D

                                       By:  U.S. BANK TRUST NATIONAL
                                            ASSOCIATION



                                       By:
                                           -------------------------------------
                                           Authorized Officer

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ____________________________ the within Certificate for Home Equity Loans, Series 2001-D, and does hereby irrevocably constitute and appoint ____________________________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.

Dated:  __________________________

                                       By:
                                           -------------------------------------
                                           Signature

                                                                       EXHIBIT C

                       FORM OF CLASS B-[1][2] CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS A-IO CERTIFICATES, THE CLASS M CERTIFICATES [AND THE CLASS B-1 CERTIFICATES] AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

Class B-[1][2]                                   NO.
(Subordinate)                                    Pass-Through Rate:  [A Floating Rate equal to the least
                                                 of (i) One-Month LIBOR plus 2.50%,  (ii) the Adjusted
Cut-off Date:  as defined in the Pooling         Net WAC Cap Rate, and (iii) 15.00%] [9.44%, or the
and Servicing Agreement dated October 1, 2001    Adjusted Net WAC Cap Rate, if less]

First Payment Date:                              Denomination:  U.S. $__________
November 15, 2001
                                                 Aggregate Denomination of all
Servicer:                                        Class B-[1][2] Certificates:  $______________
Conseco Finance Corp.
                                                 Final Scheduled Payment Date:

                                                 November 15, 2032 (or if such day is not a Business
                                                 Day, then the next succeeding Business Day)

                                                 CUSIP No. _____________________

                       CERTIFICATES FOR HOME EQUITY LOANS
                   SERIES 2001-D, CLASS B-[1][2] (SUBORDINATE)

         [BY ACCEPTANCE OF THIS CERTIFICATE, ANY PERSON THAT ACQUIRES THIS CERTIFICATE OR ANY INTEREST HEREIN, ON BEHALF OF OR WITH PLAN ASSETS OF ANY EMPLOYEE BENEFIT PLAN THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THAT IS DESCRIBED IN SECTION 4975(e)(1) OF THE CODE (EACH, A "PLAN") ACKNOWLEDGES THAT THE CERTIFICATEHOLDER EITHER HAS DELIVERED TO THE ORIGINATOR AND THE TRUSTEE AT ITS OWN EXPENSE AN OPINION OF COUNSEL (SATISFACTORY TO THE ORIGINATOR AND THE TRUSTEE) THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY SUCH PLAN WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE

CODE, WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE ORIGINATOR, THE SELLER OR THE SERVICER TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, OR, IF NO SUCH OPINION IS DELIVERED, IS DEEMED TO REPRESENT TO THE TRUSTEE, THE ORIGINATOR, THE SELLER AND THE SERVICER EITHER (I) THAT SUCH PERSON IS NEITHER A PLAN, NOR ACTING ON BEHALF OF A PLAN, SUBJECT TO ERISA OR TO
SECTION 4975 OF THE CODE, OR (II) THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE PLAN ASSETS AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE ORIGINATOR, THE SELLER OR THE SERVICER TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.]

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN CONSECO FINANCE CORP. OR ANY AFFILIATE THEREOF, EXCEPT TO THE EXTENT SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

         This certifies that ____________________________is the registered owner of the undivided Percentage Interest represented by the original principal amount set forth above in the Certificates for Home Equity Loans, Series 2001-D, Class B-[1][2], issued by Conseco Finance Home Equity Loan Trust 2001-D (the "Trust"), which includes among its assets a pool of closed-end home equity and home improvement loans (the "Loans") (including, without limitation, all mortgages, deeds of trust and security deeds relating to such Loans and any and all rights to receive payments due on the Loans after the applicable Cut-off
Date). The Trust has been created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of October 1, 2001, among Conseco Finance Corp., as Originator and Servicer (the "Originator"), Conseco Finance Securitizations Corp., as Seller (the "Seller") and U.S. Bank Trust National Association as Trustee of the Trust (the "Trustee"). This Certificate is one of the Certificates described in the Agreement and is issued pursuant and subject to the Agreement. By acceptance of this Certificate the holder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement.

         The Agreement contemplates, subject to its terms, payment on the fifteenth day (or if such day is not a Business Day, the next succeeding Business Day) (the "Payment Date") of each calendar month commencing in November, 2001, so long as the Agreement has not been terminated, by check (or, if such Certificateholder holds Class B-[1][2] Certificates with an aggregate Percentage Interest of at least 5% of the Class B-[1][2] Certificates and so desires, by wire transfer pursuant to instructions delivered to the Trustee at least 10 days prior to such Payment Date) to the registered Certificateholder at the address appearing on the Certificate Register as of the Business Day immediately preceding such Payment Date, in an amount equal to the Certificateholder's Percentage Interest of the Class B-[1][2] Distribution Amount for such Payment Date. Distributions of interest and principal on the Class B-[1][2] Certificates will be made primarily from amounts available in respect of the Loans. The final scheduled Payment

Date of this Certificate is November 15, 2032 or the next succeeding Business Day if such November 15 is not a Business Day.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds in the Certificate Account[, the related Yield Maintenance Reserve Fund] and the Basis Risk Reserve Fund, to the extent available for distribution to the Certificateholder as provided in the Agreement, for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholder for any amounts payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. By acceptance of this Certificate, the Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Agreement.

         [No transfer of this Certificate or any interest herein to any employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or that is described in Section 4975(e)(1) of the Code or to any person or entity purchasing on behalf of, or with assets of, such an employee benefit plan (each, a "Plan") will be registered unless the transferee, at its expense, delivers to the Originator and the Trustee an opinion of counsel (satisfactory to the Originator and the Trustee) that the purchase and holding of this Certificate by such Plan will not result in the assets of the Trust being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee, the Originator, the Seller or the Servicer to any obligation or liability in addition to those undertaken in the Agreement. Unless such opinion is delivered, each person acquiring this Certificate will be deemed to represent to the Trustee, the Originator, the Seller and the Servicer either (i) that such person is neither a Plan, nor acting on behalf of a Plan, subject to ERISA or to
Section 4975 of the Code, or (ii) that the purchase and holding of this Certificate by such Plan will not result in the assets of the Trust being deemed to be Plan assets and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee, the Originator, the Seller or the Servicer to any obligation or liability in addition to those undertaken in the Agreement.]

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Certificateholder free of charge upon a written request to the Trustee.

         As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in Minneapolis or St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder thereof or his or her attorney duly authorized in writing, and thereupon one or more new Certificates evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         [Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to the Trustee or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL in as much as the registered owner hereof, Cede & Co., has an interest herein.]

         The Originator, the Seller, the Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Originator, the Seller, the Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Originator, the Seller, the Servicer, the Trustee, the Paying Agent, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

         This Certificate shall be a "security" for purposes of Article 8,
Section 102(a)(15)(B) of the Uniform Commercial Code and shall be governed by such Article 8 as in effect in the state of Minnesota from time to time.

         IN WITNESS WHEREOF, Conseco Finance Home Equity Loan Trust 2001-D has caused this Certificate to be duly executed by the manual signature of a duly authorized officer of the Trustee.

Dated:  October 25, 2001
                                       CONSECO FINANCE HOME EQUITY
                                       LOAN TRUST 2001-D

                                       By:  U.S. BANK TRUST NATIONAL
                                            ASSOCIATION



                                       By:
                                           -------------------------------------
                                           Authorized Officer

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ____________________________ the within Certificate for Home Equity Loans, Series 2001-D, and does hereby irrevocably constitute and appoint ____________________________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.

Dated:  _____________________

                                       By:
                                           -------------------------------------
                                           Signature

                                                                       EXHIBIT D

                               FORM OF ASSIGNMENT

         In accordance with the Pooling and Servicing Agreement (the "Agreement") dated as of October 1, 2001, among the undersigned, Conseco Finance Corp. and U.S. Bank Trust National Association as Trustee (the "Trustee"), the undersigned does hereby transfer, convey and assign, set over and otherwise convey, without recourse, to Conseco Finance Home Equity Loan Trust 2001-D, created by the Agreement, to be held in trust as provided in the Agreement, (i) all right, title and interest in the home equity loans and home improvement loans identified in the List of Loans attached to the Agreement and each Subsequent Transfer Agreement (including, without limitation, all related mortgages, deeds of trust and security deeds and any and all rights to receive payments on or with respect to the Loans due after the applicable Cut-off Date),
(ii) all rights under any hazard, flood or other individual insurance policy on the real estate securing a Loan for the benefit of the creditor of such Loan,
(iii) all rights Conseco Finance Securitizations Corp. may have against the originating lender or contractor with respect to Loans originated by a lender or contractor other than Conseco Finance Securitizations Corp., (iv) all rights of the Seller under the Transfer Agreement, (v) all rights under the Errors and Omissions Protection Policy and the Fidelity Bond as such policy and bond relate to the Loans, (vi) all rights under any title insurance policies, if applicable, on any of the properties securing Loans, (vii) all documents contained in the Loan Files, (viii) all rights under the Yield Maintenance Agreements, (ix) amounts in the Certificate Account, the Basis Risk Reserve Fund, the Yield Maintenance Reserve Funds and the Pre-Funding Account (including all proceeds of investments of the funds in Certificate Account) and (x) all proceeds and products of the foregoing.

         This Assignment is made pursuant to and upon the representations and warranties on the part of the undersigned contained in Article III of the Agreement and no others. All undefined capitalized terms used in this Assignment have the meanings given them in the Agreement.

         IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed this _____ day of ___________________, 2001.

                                       CONSECO FINANCE SECURITIZATIONS CORP.



                                       By:
                                           -------------------------------------
                                           [Name]
                                           [Title]

                                                                     EXHIBIT E-1

                         FORM OF CERTIFICATE OF OFFICER

                              CONSECO FINANCE CORP.


         I, _______________________, hereby certify that I am a [title] of Conseco Finance Corp., a Delaware corporation (the "Company"), and that as such I am duly authorized to execute and deliver this certificate on behalf of the Company in connection with the Pooling and Servicing Agreement dated as of October 1, 2001 (the "Agreement") among Conseco Finance Corp., Conseco Finance Securitizations Corp. and U.S. Bank Trust National Association as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

                  (i) attached hereto as Exhibit I are true and correct copies of the Certificate of Incorporation of the Company, together with all amendments thereto as in effect on the date thereof;

                  (ii) attached hereto as Exhibit II are true and correct copies of the Bylaws of the Company, as amended, as in effect on the date hereof;

                  (iii) the representations and warranties of the Company contained in Sections 3.02, 3.04 and 3.05 of the Agreement are true and correct on and as of the date hereof;

                  (iv) no event with respect to the Company has occurred and is continuing which would constitute an Event of Termination or an event that with notice or lapse of time or both would become an Event of Termination under the Agreement; and

                  (v) each of the agreements and conditions of the Company to be performed on or before the date hereof pursuant to the Agreement have been performed in all material respects.

         IN WITNESS WHEREOF, I have affixed hereunto my signature this ____ day of _______________________, 2001.


                                       -----------------------------------------
                                       [Name]
                                       [Title]


                                     E-1-1

                                                                     EXHIBIT E-2

                         FORM OF CERTIFICATE OF OFFICER

                      CONSECO FINANCE SECURITIZATIONS CORP.


         I, _______________________, hereby certify that I am a [title] of Conseco Finance Securitizations Corp., a Minnesota corporation (the "Company"), and that as such I am duly authorized to execute and deliver this certificate on behalf of the Company in connection with the Pooling and Servicing Agreement dated as of October 1, 2001 (the "Agreement") among Conseco Finance Corp., Conseco Finance Securitizations Corp. and U.S. Bank Trust National Association as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

                  (i) attached hereto as Exhibit I are true and correct copies of the Restated Articles of Incorporation of the Company, together with all amendments thereto as in effect on the date thereof;

                  (ii) attached hereto as Exhibit II are true and correct copies of the Bylaws of the Company, as amended, as in effect on the date hereof;

                  (iii) the representations and warranties of the Company contained in Sections 3.02, 3.04 and 3.05 of the Agreement are true and correct on and as of the date hereof;

                  (iv) no event with respect to the Company has occurred and is continuing which would constitute an Event of Termination or an event that with notice or lapse of time or both would become an Event of Termination under the Agreement; and

                  (v) each of the agreements and conditions of the Company to be performed on or before the date hereof pursuant to the Agreement have been performed in all material respects.

         IN WITNESS WHEREOF, I have affixed hereunto my signature this ____ day of _______________________, 2001.


                                       -----------------------------------------
                                       [Name]
                                       [Title]


                                     E-2-1

                                                                       EXHIBIT F

                  FORM OF OPINION OF COUNSEL FOR THE ORIGINATOR

         The opinion of Briggs and Morgan shall be to the effect that (capitalized terms have the meanings set forth in the Pooling and Servicing Agreement):

         1. The Originator is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with corporate power to execute, deliver and perform its obligations under the Transaction Documents.

         2. The Pooling and Servicing Agreement have each been duly authorized by all requisite corporate action and duly executed and delivered by the Originator, and constitute the valid and binding obligations of the Originator, enforceable in accordance with their terms. The Certificates have been duly authorized by all requisite corporate action. When the Certificates have been duly and validly executed by the Trustee in accordance with the Pooling and Servicing Agreement, and when the Certificates other than the Class B-2 and Class B-3I Certificates have been delivered and paid for pursuant to the Underwriting Agreement, the Certificates will be validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement. The participants to whose accounts The Depository Trust Company has credited Certificates have acquired all the Trust's rights in such Certificates free of any adverse claim, assuming that such participants purchased such Certificates for value and without notice of any adverse claim.

         3. No consent, approval, authorization or order of any state or federal court or governmental agency or body is required to be obtained by the Originator for the consummation of the transactions contemplated by the Pooling and Servicing Agreement, except such as may be required under federal or state securities laws in connection with the distribution of the Certificates by the Underwriters pursuant to the Underwriting Agreement.

         4. The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as now in effect. The Trust created by the Pooling and Servicing Agreement is not, and will not as a result of the offer and sale of the Certificates as contemplated in the Prospectus and the Underwriting Agreement become, an "investment company" or "under the control of an investment company" as such terms are defined in the Investment Company Act of 1940.

         5. The statements in the Prospectus Supplement under the heading "Description of the Certificates," insofar as such statements purport to summarize certain terms of the Certificates and the Pooling and Servicing Agreement, constitute a fair summary of such documents. The statements in the Base Prospectus under the heading "Legal Aspects of the Loans; Repurchase Obligations," and in the Prospectus under the headings "Federal Income Tax Consequences" and "ERISA Considerations," to the extent that they constitute matters of law or legal conclusions, are correct in all material respects.

         6. Neither the transfer of the Loans by the Originator to CFSC, nor the assignment of the Originator's lien on the related real estate which secures the Loans, nor the issuance or sale of the Certificates, nor the execution and delivery of the Pooling and Servicing Agreement, nor the consummation of any other of the transactions contemplated in the Pooling and Servicing Agreement, will conflict with, or result in a breach, violation or acceleration of, or constitute a default under, any term or provision of the Certificate of Incorporation or Bylaws of the Originator or of any indenture or other agreement or instrument known to us to which the Originator is a party or by which it is bound, or result in a violation of, or contravene the terms of any statute, order or regulation, applicable to the Originator, of any court, regulatory body, administrative agency or governmental body having jurisdiction over it.

         7. To the best of our knowledge, there are no actions or proceedings or investigations pending or overtly threatened against the Originator before any court, administrative agency or other tribunal (a) asserting the invalidity of the Pooling and Servicing Agreement, the Certificates, the hazard or flood insurance policies applicable to any Loans or the Errors and Omissions Protection Policy, (b) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by the Pooling and Servicing Agreement, (c) which is likely materially and adversely to affect the performance by the Originator of its respective obligations under, or the validity or enforceability of, the Pooling and Servicing Agreement or the Certificates, or (d) seeking adversely to affect the federal income tax attributes of the Certificates described in the Prospectus Supplement under the heading "Federal Income Tax Consequences."

         8. The transfer of the Loans to CFSC in accordance with Section 2.1 of the Transfer Agreement would not be voidable as a preferential transfer under
Section 547 of the United States Bankruptcy Code (11 U.S.C. ss. 547), as in effect on the date hereof, in the event that Conseco became a debtor under the United States Bankruptcy Code.

         9. Pursuant to the Transfer Agreement, the Originator has transferred to CFSC all of the Originator's right, title and interest in the Loans and has delivered the Loan Files to the Trustee (as CFSC's designee) or its custodian. No other action, other than the filing of a financing statement on Form UCC-1 with the Secretary of State of the State of Delaware, is necessary to perfect as against third parties the assignment of the Loans by the Originator to CFSC. We understand the parties intend the assignment to constitute a sale and not a pledge and we have separately provided you with our opinion concerning whether such assignment could be recharacterized as a pledge rather than a sale in the event the Originator became a debtor under the United States Bankruptcy Code. In the event such assignment were recharacterized as a pledge securing a loan from CFSC to the Originator, it is our opinion that upon the filing of the financing statement with the Secretary of State of Delaware and delivery of the Loan Files to the Trustee (as CFSC's designee) or its custodian, CFSC would be deemed to have a valid and perfected security interest in the Loans and the proceeds thereof, which security interest would be prior to any other security interest which may be perfected under the Uniform Commercial Code as in effect in the State of Minnesota and over any "lien creditor" (as defined in Minn. Stat ss. 336.9-301(3)) who becomes such after the Closing Date.

         10. The Registration Statement has been duly authorized by all requisite corporate action and executed and delivered by CFSC. The Registration Statement has been declared effective under the Securities Act of 1933 (the "1933 Act") and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act nor proceedings therefor initiated or threatened by the Commission.

         11. The Prospectus (other than the financial statements and other financial, statistical and numerical information included therein or, in the case of any Computational Materials (as that term is defined in the No-Action Letter of May 20, 1994 issued by the Commission to Kidder, Peabody Acceptance Corporation I, Kidder Peabody & Co. Incorporated and Kidder Structured Asset Corporation) incorporated therein by reference, as to which information and Computational Materials we express no opinion) as of its issue date, complied as to form in all material respects with the requirements of the 1933 Act and the rules of the Commission thereunder (the "Regulations").

         12. The conditions to the use by Conseco and CFSC of a registration statement on Form S-3 under the 1933 Act, as set forth in the General Instructions to Form S-3, have been satisfied with respect to the Registration Statement and the Prospectus, other than any Computational Materials incorporated therein by reference, as to which we express no opinion. To the best of our knowledge, there are no contracts or documents (not including Computational Materials) of Conseco or CFSC which are required to be filed as exhibits to the Registration Statement pursuant to the 1933 Act or the Regulations which have not been so filed or incorporated by reference.

         13. In reliance upon certain representations and warranties set forth in the Pooling and Servicing Agreement and assuming that the Originator and the Trustee comply with the requirements of the Pooling and Servicing Agreement, including the filing on behalf of the REMIC of a proper election to be taxed as a REMIC, as of the date hereof the REMIC created pursuant to the Pooling and Servicing Agreement will qualify as a REMIC. Further, the Certificates will evidence ownership of the "regular interests" in the REMIC and the Class R-I, Class R-II and Class R-III Certificates will evidence ownership of the single Class of "residual interest" in the Subsidiary REMIC, Intermediate REMIC and Master REMIC, respectively. For Minnesota income tax purposes, and subject to the foregoing assumptions, and the provisions of Minnesota law as of the date hereof, the Trust (excluding the Yield Maintenance Reserve Funds the Basis Risk Reserve Fund and the Pre-Funding Account) will not be subject to tax and the income of the Trust will be taxable to the holders of interests therein, all in accordance with the provisions of the Code concerning REMICs. Moreover, ownership of Certificates will not be a factor in determining whether such owner is subject to Minnesota income taxes. Therefore, if the owner of Certificates is not otherwise subject to Minnesota income or franchise taxes in the State of Minnesota, such owner will not become subject to such Minnesota taxes solely by virtue of owning Certificates.

         14. The transfer of the Loans and the proceeds thereof by the Originator to the Trustee on the date hereof pursuant to the Pooling and Servicing Agreement would not be avoidable as a fraudulent transfer under the Uniform Fraudulent Transfer Act as in effect in Minnesota on the date hereof (Minn. Stat. ss.ss. 513.41 through 513.51), nor, should the Originator become a debtor under the United States Bankruptcy Code, as a fraudulent transfer under
Section 548 of the United States Bankruptcy Code (11 U.S.C. ss. 548) as in effect on the date hereof.]

         Our opinion is subject to the following additional qualifications and exceptions:

         1. Our opinion in paragraph 3 and the enforceability of the security interest referred to in paragraphs 11 and 12 above are subject to and may be limited by (a) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' or secured creditors' rights generally, (b) general equitable principles, including (without limitation) concepts of materiality, reasonableness, good faith and fair dealing, and other similar doctrines affecting the enforceability of agreements generally (regardless of whether considered in a proceeding in equity or at law) and (c) applicable statutes of limitation.

         2. With respect to our opinion in paragraph 11, we assume Conseco has good title and is the sole owner and holder of each Loan free and clear of any right of rescission, set-off, defense or counterclaim, charges or security interests of any nature and has full right and authority, subject to no agreement with any other party, to sell, pledge and assign the same. We express no opinion as to (a) the continuation of a security interest in any Loan of which a subsequent purchaser who gives new value takes possession in the ordinary course of his business or (b) the continued perfection of a security interest if CFSC does not file continuation statements as required by the Transfer Agreement or the Trustee (as CFSC's designee) or its custodian does not maintain possession of the Loan Files or (c) the continued perfection of any security interest in proceeds of the Loans, except to the extent permitted by Minn. Stat. ss. 336.9-306. We express no opinion with respect to the enforceability of any individual Loan or the existence of any claims, rights or other matters in favor of any Obligor.

         3. Minnesota Statutes ss. 290.371, Subd. 4, provides that any corporation required to file a Notice of Business Activities Report does not have a cause of action upon which it may bring suit under Minnesota law unless the corporation has filed a Notice of Business Activities Report and provides that the use of the courts of the State of Minnesota for all contracts executed and all causes of action that arose before the end of any period for which a corporation failed to file a required report is precluded. Insofar as our opinion may relate to the valid, binding and enforceable character of any agreement under Minnesota law or in a Minnesota court, we have assumed that any party seeking to enforce such agreement has at all times been, and will continue at all times to be, exempt from the requirement of filing a Notice of Business Activities Report or, if not exempt, has duly filed, and will continue to duly file, all Notice of Business Activities Reports.

         4. We express no opinion with respect to the validity and enforceability of (a) any remedies insofar as any party exercising such remedies may take any action which is arbitrary or capricious, unreasonable, not in good faith, or not commercially reasonable; (b) provisions to the effect that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such right or remedy or which purport to render ineffective any waiver, modification or amendment not in writing; (c) the waiver of an inconvenient forum; (d) broadly stated powers of attorney; (e) indemnification provisions to the extent they may be determined to be contrary to public policy; and (f) the ability of any party to collect or be reimbursed for costs and expenses, including attorneys' fees, to the extent (i) its rights may be limited to reasonable fees and expenses as determined by a court or (ii) it is not the prevailing party in the action.

         We express no opinion as to the laws of any jurisdiction other than the laws of the State of Minnesota, the Delaware General Corporation law, and the federal laws of the United States of America. This opinion is delivered to you solely for your use. This opinion may not be circulated or republished to, or relied upon by, any other person without our prior written consent.

                                       Very truly yours,

                                                                       EXHIBIT G

                        FORM OF TRUSTEE'S ACKNOWLEDGMENT

         U.S. Bank Trust National Association, a national banking association organized under the laws of the United States, acting as trustee (the "Trustee") of Conseco Finance Home Equity Loan Trust 2001-D (the "Trust") created pursuant to the Pooling and Servicing Agreement dated as of October 1, 2001 among Conseco Finance Corp. (the "Originator"), Conseco Finance Securitizations Corp. (the "Seller") and the Trustee (the "Agreement") (all capitalized terms used herein without definition having the respective meanings specified in the Agreement) acknowledges, pursuant to Section 2.04 of the Agreement, that the Trustee has received the following: (i) all right, title and interest in the home equity and home improvement loans identified in the List of Loans attached to the [Agreement] [Subsequent Transfer Instrument of even date herewith] (the Loans"), including, without limitation, all related mortgages and deeds of trust and any and all rights to receive payments on or with respect to the Loans (due after the applicable Cut-off Date), (ii) all rights under any hazard, flood or other individual insurance policy on the real estate securing Loan for the benefit of the owner of such Loan, (iii) all rights the Seller may have against the originating lender or contractor with respect to Loans originated by a lender or contractor other than the Originator, (iv) all rights under the Errors and Omissions Protection Policy and the Fidelity Bond as such policy and bond relate to the Loans, (v) all rights under any title insurance policies, if applicable, on any of the properties securing Loans, (vi) all documents contained in the Loan Files relating to the Loans, (vii) amounts in the Certificate Account, Basis Reserve Fund, Yield Maintenance Reserve Funds and the Pre-Funding Account (including all proceeds of investments of funds in the Certificate Account, (viii) all rights of Seller under the Transfer Agreement, and (ix) all proceeds and products of the foregoing; and declares that, directly or through a Custodian, it will hold all Loan Files that have been delivered in trust, upon the trusts set forth in the Agreement for the use and benefit of all Certificateholders.

         [From Trustee or Custodian as applicable.] The Trustee acknowledges that it has conducted a review of the Loan Files for the Loans identified on the attached list and hereby confirms that except as noted on the document exception listing attached hereto, each Loan File contains (a) an original promissory note (or an executed lost note affidavit, together with a copy of the note), duly endorsed in blank or in the name of the Trustee, (b) an original or a copy of the mortgage or deed of trust or similar evidence of a lien on the related improved real estate, (c) in the case of Loans originated by a lender or contractor other than the Originator, an original or a copy of an assignment of the mortgage, deed of trust or security deed by the lender or contractor to the Originator, (d) an assignment of the mortgage, deed of trust or similar evidence of a lien, to the Trustee or in blank, and (e) any extension, modification or waiver agreement(s). The Trustee has not otherwise reviewed the Loans and Loan Files for compliance with the terms of the Pooling and Servicing Agreement.

         IN WITNESS WHEREOF, ____________________________ as Trustee has caused this acknowledgment to be executed by its duly authorized officer and its corporate seal affixed hereto as of this _____, day of ________________, 2001.


                                       U.S. BANK TRUST NATIONAL ASSOCIATION,
                                       as Trustee


                                       By
                                          --------------------------------------
                                          [Name]
                                          [Title]

                                                                       EXHIBIT H

                    FORM OF CERTIFICATE OF SERVICING OFFICER

                              CONSECO FINANCE CORP.

         I, ____________________________, hereby certify that I am a [title] of
Conseco Finance Corp., a Delaware corporation (the "Company"), and that as such I am duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of October 1, 2001 among the Company, Conseco Finance Securitizations Corp. and U.S. Bank Trust National Association, as Trustee of Conseco Finance Home Equity Loan Trust 2001-D (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

         1. The Monthly Report for the period from ______________ to ______________ attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

         2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

         IN WITNESS WHEREOF, I have affixed hereunto my signature this _____ day of _______________________, ____.


                                       CONSECO FINANCE CORP.


                                       By:
                                           -------------------------------------
                                           [Name]
                                           [Title]

                                                                       EXHIBIT I

                         FORM OF CLASS B-3I CERTIFICATE

         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS A-IO CERTIFICATES, THE CLASS M CERTIFICATES, AND THE CLASS B CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 9.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         BY ACCEPTANCE OF THIS CERTIFICATE, ANY PERSON THAT ACQUIRES THIS CERTIFICATE OR ANY INTEREST HEREIN, ON BEHALF OF OR WITH PLAN ASSETS OF ANY EMPLOYEE BENEFIT PLAN THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THAT IS DESCRIBED IN SECTION 4975(e)(1) OF THE CODE (EACH, A "PLAN") ACKNOWLEDGES THAT THE CERTIFICATEHOLDER EITHER HAS DELIVERED TO THE ORIGINATOR AND THE TRUSTEE AT ITS OWN EXPENSE AN OPINION OF COUNSEL (SATISFACTORY TO THE ORIGINATOR AND THE TRUSTEE) THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY SUCH PLAN WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE, WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE ORIGINATOR, THE SELLER OR THE SERVICER TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, OR, IF NO SUCH OPINION IS DELIVERED, IS DEEMED TO REPRESENT TO THE TRUSTEE, THE ORIGINATOR, THE SELLER AND THE SERVICER EITHER (I) THAT SUCH PERSON IS NEITHER A PLAN, NOR ACTING ON BEHALF OF A PLAN, SUBJECT TO ERISA OR TO SECTION 4975 OF THE CODE, OR
(II) THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE PLAN ASSETS AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE ORIGINATOR, THE SELLER OR THE SERVICER TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF

THE INTERNAL REVENUE CODE. THIS CERTIFICATE MAY ONLY BE TRANSFERRED TO A PERMITTED TRANSFEREE (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN); ANY SUCH TRANSFER MUST ALSO SATISFY THE OTHER REQUIREMENTS OF
SECTION 9.02 OF SUCH POOLING AND SERVICING AGREEMENT.

Class B-3I                                   NO.

(Subordinate)                                Percentage Interest:.  _________%

Cut-off Date: as defined in the Pooling
and Servicing Agreement dated
October 1, 2001                              CUSIP No. _____________________

First Payment Date:
November 15, 2001                            Final Scheduled Payment Date:
                                             November 15, 2032
Servicer: Conseco Finance Corp.


                CERTIFICATE FOR HOME EQUITY LOANS, SERIES 2001-D

         ORIGINAL AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE TRUST:
                                  $550,000,000

         This certifies that Green Tree Finance Corp.--Two is the registered owner of the Undivided Percentage Interest represented by this Certificate, and entitled to certain distributions out of Conseco Finance Home Equity Loan Trust 2001-D (the "Trust"), which includes among its assets a pool of closed-end home equity and home improvement loans (the "Loans") (including, without limitation, all mortgages, deeds of trust and security deeds relating to such Loans and any and all rights to receive payments due on the Loans after the applicable Cut-off
Date). The Trust has been created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of October 1, 2001, among Conseco Finance Corp., as Servicer (the "Originator"), Conseco Finance Securitizations Corp., as Seller (the "Seller") and U.S. Bank Trust National Association, as Trustee of the Trust (the "Trustee"). This Class B-3I Certificate is described in the Agreement and is issued pursuant and subject to the Agreement. By acceptance of this Class B-3I Certificate the holder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement.

         The Agreement contemplates, subject to its terms, payment on the fifteenth day (or if such day is not a Business Day, the next succeeding Business Day) (the "Payment Date") of each calendar month commencing in November, 2001, so long as the Agreement has not been terminated, by check to the registered Certificateholder at the address appearing on the Certificate Register as of the Business Day immediately preceding such Payment Date, in an amount equal to the Class B-3I Distribution Amount for such Payment Date. The final scheduled Payment Date of this Class B-3I Certificate is November 15 or the next succeeding Business Day if such November 15, 2032 is not a Business Day.

         THIS CERTIFICATE IS AN INTEREST ONLY CERTIFICATE. THE HOLDER OF THIS CERTIFICATE SHALL NOT BE ENTITLED TO ANY DISTRIBUTIONS OF PRINCIPAL WITH RESPECT TO THE CONTRACTS.

         The Class B-3I Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds in the Certificate Account to the extent available for distribution to the Class B-3I Certificateholder as provided in the Agreement for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Class B-3I Certificateholder for any amounts payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. By acceptance of this Certificate, the Class B-3I Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Agreement.

         No transfer of this Certificate or any interest herein to any employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or that is described in Section 4975(e)(1) of the Code or to any person or entity purchasing on behalf of, or with assets of, such an employee benefit plan (each, a "Plan") will be registered unless the transferee, at its expense, delivers to the Originator and the Trustee an opinion of counsel (satisfactory to the Originator and the Trustee) that the purchase and holding of this Certificate by such Plan will not result in the assets of the Trust being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee, the Originator, the Seller or the Servicer to any obligation or liability in addition to those undertaken in the Agreement. Unless such opinion is delivered, each person acquiring this Certificate will be deemed to represent to the Trustee, the Originator, the Seller and the Servicer either (i) that such person is neither a Plan, nor acting on behalf of a Plan, subject to ERISA or to
Section 4975 of the Code, or (ii) that the purchase and holding of this Certificate by such Plan will not result in the assets of the Trust being deemed to be Plan assets and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee, the Originator, the Seller or the Servicer to any obligation or liability in addition to those undertaken in the Agreement.

         This Class B-3I Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Class B-3I Certificateholder free of charge upon a written request to the Trustee.

         As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Class B-3I Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Class B-3I Certificate for registration of transfer at the office or agency maintained by the Trustee in Minneapolis or St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder thereof or his or her attorney duly authorized in writing, and thereupon a new Class B-3I Certificate evidencing the same Class B-3I Certificate will be issued to the designated transferee or transferees.

         The Originator, the Seller, the Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Originator, the Seller, the Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the person in whose name this Class B-3I Certificate is registered as the owner hereof for all purposes, and neither the Originator, the Seller, the Servicer, the Trustee, the Paying Agent, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

         This Certificate shall be a "security" for purposes of Article 8,
Section 102(a)(15)(B) of the Uniform Commercial Code and shall be governed by such Article 8 as in effect in the state of Minnesota from time to time.

         IN WITNESS WHEREOF, Conseco Finance Home Equity Loan Trust 2001-D has caused this Certificate to be duly executed by the manual signature of a duly authorized officer of the Trustee.

Dated:  October 25, 2001
                                       CONSECO FINANCE HOME EQUITY
                                       LOAN TRUST 2001-D

                                       By: U.S. BANK TRUST NATIONAL
                                           ASSOCIATION



                                       By:
                                           -------------------------------------
                                           Authorized Officer

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ____________________________ the within Certificate for Home Equity Loans, Series 2001-D, and does hereby irrevocably constitute and appoint ____________________________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.

Dated:  ______________________

                                       By:
                                           -------------------------------------
                                           Signature

                                                                     EXHIBIT J-1

                 FORM OF CERTIFICATE REGARDING REPURCHASED LOANS

                              CONSECO FINANCE CORP.

         I, ____________________________, hereby certify that I am a [title] of
Conseco Finance Corp., a Delaware corporation (the "Company"), and that as such I am duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Sections 3.06 and 3.08 of the Pooling and Servicing Agreement (the "Agreement") dated as of October 1, 2001 among the Company, Conseco Finance Securitizations Corp. and U.S. Bank Trust National Association, as Trustee of Conseco Finance Home Equity Loan Trust 2001-D (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

         1. The Loans on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Section 3.06 of the Agreement.

         2. Upon deposit of the Repurchase Price for such Loans, such Loans may, pursuant to Section 3.08 of the Agreement, be assigned by the Trustee to the Company.

         IN WITNESS WHEREOF, I have affixed hereunto my signature this _____ day of _____________________, 2001.


                                        CONSECO FINANCE CORP.


                                        By:
                                            ------------------------------------
                                            [Name]
                                            [Title]


                                     J-1-1

                                                                     EXHIBIT J-2

             FORM OF CERTIFICATE REGARDING ELIGIBLE SUBSTITUTE LOANS

                              Conseco Finance Corp.

         I, ____________________________, hereby certify that I am a [title] of
Conseco Finance Corp., a Delaware corporation (the "Company"), and that as such I am duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Sections 3.06(b) and 8.05 of the Pooling and Servicing Agreement (the "Agreement") dated as of October 1, 2001 among the Company, Conseco Finance Securitizations Corp. and U.S. Bank Trust National Association, as Trustee of Conseco Finance Home Equity Loan Trust 2001-D (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

         1. The Loan and Loan File for each such Eligible Substitute Loan have been delivered to [the Trustee] [the Custodian].

         2. The Loans on the attached schedule are to be substituted on the date hereof pursuant to Section 3.06(b) of the Agreement and each such Loan is an Eligible Substitute Loan [description, as to each Loan, as to how it satisfies the definition of "Eligible Substitute Loan"].

         3. The UCC-1 financing statements in respect of the Loans to be substituted, in the form required by Section 3.05(b)(iii) of the Agreement, have been filed with the appropriate offices.

         4. The requirements of Section 3.06(b) of the Agreement have been met with respect to each such Eligible Substitute Loan.

         [5. There has been deposited in the Certificate Account the amounts listed on the schedule attached hereto as the amount by which the Scheduled Principal Balance of each Replaced Loan exceeds the Scheduled Principal Balance of each Loan being substituted therefor.]

         IN WITNESS WHEREOF, I have affixed hereunto my signature this _____ day of _______________, 2001.


                                       CONSECO FINANCE CORP.

                                       By:
                                           -------------------------------------
                                            [Name]
                                            [Title]


                                     J-2-1

                                                                     EXHIBIT J-3

          FORM OF CERTIFICATE REGARDING SUBSTITUTION FOR PREPAID LOANS

                              Conseco Finance Corp.

         I, ____________________________, hereby certify that I am a [title] of
Conseco Finance Corp., a Delaware corporation (the "Company"), and that as such I am duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 2.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of October 1, 2001 among the Company, Conseco Finance Securitizations Corp. and U.S. Bank Trust National Association, as Trustee of Conseco Finance Home Equity Loan Trust 2001-D (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

         1. The Loan and Loan File for each such Eligible Substitute Loan have been delivered to [the Trustee] [the Custodian].

         2. The Loans on the attached schedule are to be substituted on the date hereof pursuant to Section 2.06 of the Agreement and each such Loan is an Eligible Substitute Loan [description, as to each Loan, as to how it satisfies the definition of "Eligible Substitute Loan"].

         3. The UCC-1 financing statements in respect of the Loans to be substituted, in the form required by Section 2.06(iii) of the Agreement, have been filed with the appropriate offices.

         4. The requirements of Section 2.06 of the Agreement have been met with respect to each such Eligible Substitute Loan.

         IN WITNESS WHEREOF, I have affixed hereunto my signature this ______ day of ___________________, 2001.


                                       CONSECO FINANCE CORP.


                                       By:
                                           -------------------------------------
                                           [Name]
                                           [Title]


                                     J-3-1

                                                                     EXHIBIT J-4

                    SERVICER REQUEST FOR RELEASE OF LOAN FILE
                    -----------------------------------------

To:      U.S. Bank Trust National Association
         180 East Fifth Street
         St. Paul, MN 55164

Re: Pooling and Servicing Agreement dated as of October 1, 2001, among Conseco Finance Securitizations Corp., as Seller, Conseco Finance Corp., as Originator and Servicer, and U.S. Bank Trust National Association, as Trustee, relating to Conseco Finance Securitizations Corp., Certificates for Home Equity Loans, Series 2001-D

         The undersigned certifies that [s]he is authorized to sign this Servicer Request for Release of Loan File on behalf of [Conseco Finance Corp.], as Servicer, under the Pooling and Servicing Agreement dated as of October 1, 2001 among Conseco Finance Corp., Conseco Finance Securitizations Corp. and the Trustee. In connection with the administration of the Loans held by you, as Trustee, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Loan File for the Loan described below, for the reason indicated.

Mortgage Loan Number:
---------------------

Mortgagor Name, Address & Zip Code:
-----------------------------------

Reason for Requesting Documents (check only):
---------------------------------------------

_________  1. Mortgage Paid in Full
_________  2. Foreclosure
_________  3. Substitution
_________  4. Other Liquidation
_________  5. Nonliquidation            Reason:
                                               ---------------------------------
                                        Servicer:
                                                 -------------------------------
                                        By:
                                           -------------------------------------
                                                      (Authorized signer)

                                        Address:
                                                --------------------------------

                                        Date:
                                                 -------------------------------

Please acknowledge the execution of the above request by your signature and date below:

U.S. Bank Trust National Association

By:
   -----------------------------------------         --------------------------
Signature                                            Date

Documents returned to Trustee:

--------------------------------------------         ---------------------------
Trustee                                              Date


                                      J-4-1

                                                                       EXHIBIT K

                          FORM OF REPRESENTATION LETTER

U.S. Bank Trust National Association
180 East Fifth Street
St. Paul, Minnesota 55101

Conseco Finance Securitizations Corp.
1100 Landmark Towers
345 St. Peter Street
St. Paul, Minnesota 55102-1639

         Re: Certificates for Home Equity Loans, Series 2001-D,
             Class [B-2/B-3I/P/R]

         The undersigned purchaser (the "Purchaser") understands that the purchase of the above-referenced certificates (the "Certificates") may be made only by institutions which are "Accredited Investors" under Regulation D, as promulgated under the Securities Act of 1933, as amended (the "1933 Act"), which includes banks, savings and loan associations, registered brokers and dealers, insurance companies, investment companies, and organizations described in
Section 501(c)(3) of the Internal Revenue Code, corporations, business trusts and partnerships, not formed for the specific purpose of acquiring the Certificates offered, with total assets in excess of $5,000,000. The undersigned represents on behalf of the Purchaser that the Purchaser is an "Accredited Investor" within the meaning of such definition. The Purchaser is urged to review carefully the responses, representations and warranties it is making herein.

         Representations and Warranties. The Purchaser makes the following representations and warranties in order to permit the Trustee, Conseco Finance Securitizations Corp., and ____________________________ to determine its suitability as a purchaser of Certificates and to determine that the exemption from registration relied upon by Conseco Finance Securitizations Corp. under
Section 4(2) of the 1933 Act is available to it.

         1. The Purchaser understands that the Certificates have not been and will not be registered under the 1933 Act and may be resold (which resale is not currently contemplated) only if registered pursuant to the provisions of the 1933 Act or if an exemption from registration is available, that Conseco Finance Securitizations Corp. is not required to register the Certificates and that any transfer must comply with Section 9.02 of the Pooling and Servicing Agreement relating to the Certificates.

         2. The Purchaser will comply with all applicable federal and state securities laws in connection with any subsequent resale of the Certificates.

         3. The Purchaser is a sophisticated institutional investor and has knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of its investment in the Certificates and is able to bear the economic risk of such investment. The Purchaser has reviewed the Prospectus Supplement dated October 17, 2001, to the Prospectus dated October 17, 2001 (the "Prospectus") with respect to the Certificates, and has been given such information concerning the Certificates, the underlying home equity and home improvement loans and Conseco Finance Securitizations Corp. as it has requested.

         4. The Purchaser is acquiring the Certificates as principal for its own account (or for the account of one or more other institutional investors for which it is acting as duly authorized fiduciary or agent) for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, subject nevertheless to any requirement of law that the disposition of the Purchaser's property shall at all times be and remain within its control.

         5. The Purchaser either (check one box):

                  [_] is not, and is not acting on behalf of or with assets of, an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended or that is described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or

                  [_] has provided the Trustee and Servicer with the opinion of counsel described in Section 9.02(b)(2) of the Pooling and Servicing Agreement, or

                  [_] acknowledges that it is deemed to make the representation set forth in Section 9.02(b)(2) of the Pooling and Servicing Agreement.

         6. The Purchaser understands that such Certificate will bear a legend substantially as set forth in the form of Certificate included in the Pooling and Servicing Agreement.

         7. The Purchaser, as holder of the Class [B-2/R] Certificate, acknowledges (i) it may incur tax liabilities in excess of any cash flows generated by the interest and (ii) it intends to pay the taxes associated with holding the Class [B-2/R] Certificate as they become due.

         8. The Purchaser agrees that it will obtain from any purchaser of the Certificates from it the same representations, warranties and agreements contained in the foregoing paragraphs 1 through 7 and in this paragraph 8. The representations and warranties contained herein shall be binding upon the heirs, executors, administrators and other successors of the undersigned. If there is more than one signatory hereto, the obligations, representations, warranties and agreements of the undersigned are made jointly and severally.

         Executed at _____________________________, _____________________, this
______ day of _________________, 2001.


                                       Purchaser's Name (Print)



                                       By:
                                           -------------------------------------
                                            Signature
                                            Its:
                                                 -------------------------------

                                       Address of Purchaser
                                                            --------------------

                                            ------------------------------------

                                            ------------------------------------

                                       Purchaser's Taxpayer
                                       Identification Number
                                                             -------------------

                                                                       EXHIBIT L

                      LIST OF INITIAL AND ADDITIONAL LOANS

                                [To Be Supplied]

                                                                       EXHIBIT M

                             FORM OF MONTHLY REPORT

CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-D
 Payment Date:  ________________


 1.      Amount Available                                                                           _________

 2.      Servicing Fee                                                                              _________

 3.      Trustee Fee                                                                                _________

 4.      Unreimbursed Advances                                                                      _________

 5.      Cap Provider Fee                                                                           _________

 Current Interest
 ----------------

 Class A and Class A-IO Certificates
 -----------------------------------
 6.      (a)      Class A-1a Pass-Through Rate                                                      _________
                  (a floating rate per annum equal to the least of (i) one-month LIBOR plus 0.25%
                  per annum, (ii) the Adjusted Net WAC Cap Rate, and (iii) 15.00% per annum)
         (b)      Class A-1a Interest                                                               _________
         (c)      Class A-1b Pass-Through Rate                                                      _________
                  (3.26%, or the Adjusted Net WAC Cap Rate, if less)
         (d)      Class A-1b Interest                                                               _________
         (e)      Class A-2 Pass-Through Rate (4.10%, or the Adjusted Net WAC Cap Rate, if less)    _________
         (f)      Class A-2 Interest                                                                _________
         (g)      Class A-3 Pass-Through Rate (4.67%, or the Adjusted Net WAC Cap Rate, if less)    _________
         (h)      Class A-3 Interest                                                                _________
         (i)      Class A-4 Pass-Through Rate (5.53%, or the Adjusted Net WAC Cap Rate, if less)    _________
         (j)      Class A-4 Interest                                                                _________
         (k)      Class A-5 Pass-Through Rate (6.19%*,or the Adjusted Net WAC Cap Rate, if less)    _________
         (l)      Class A-5 Interest                                                                _________
         (m)      Class A-IO Pass-Through Rate                                                      _________
                  (8.80% on the Class A-IO Notional Amount)
         (n)      Class A-IO Interest                                                               _________

 Class M-1 Certificates
 ----------------------
 7.      (a)      Class M-1 Pass-Through Rate (the least of (i) one-month LIBOR plus 1.35% per      _________
                  annum, (ii) the Adjusted Net WAC Cap Rate, and (iii) 15.00% per annum)
         (b)      Class M-1 Interest                                                                _________

----------
* If the purchase option is not exercised pursuant to Section 8.06 of the Pooling and Servicing Agreement, the Class A-5 Pass-Through Rate will increase to 6.69%, or the Adjusted Net WAC Cap Rate, if less.


 Class M-2 Certificates
 ----------------------
 8.      (a)      Class M-2 Pass-Through Rate (the least of (i) one-month LIBOR plus 1.75% per      _________
                  annum, (ii) the Adjusted Net WAC Cap Rate, and (iii) 15.00% per annum)
         (b)      Class M-2 Interest                                                                _________

 Class B-1 Certificates
 ----------------------
 9.      (a)      Class B-1 Pass-Through Rate (the least of (i) one-month LIBOR plus 2.50% per      _________
                  annum, (ii) the Adjusted Net WAC Cap Rate, and (iii) 15.00% per annum)
         (b)      Class B-1 Interest                                                                _________

 Class B-2 Certificates
 ----------------------
 10.     (a)      Class B-2 Pass-Through Rate (9.44%, or the Adjusted Net WAC Cap Rate, if less)    _________
         (b)      Class B-2 Interest                                                                _________

 Principal
 ---------
 11.     Trigger Event:
         (a)      Average Sixty-Day Delinquency Ratio Test
                  (i)    Sixty-Day Delinquency Ratio for current Payment Date                       _________
                  (ii)   Average Sixty-Day Delinquency Ratio (arithmetic average of                 _________
                         ratios for this month and two preceding months may not
                         exceed 38% of the Senior Enhancement Percentage)
         (b)      Cumulative Realized Losses Test
                  (i)    Cumulative Realized Losses                                                 _________
                  (ii)   Cumulative Realized Loss Ratio                                             _________
                         (Losses as a percentage of Cut-off Date Principal
                         Balances may not exceed: 4.75% from September 1, 2004
                         to August 31, 2005, 5.75% from September 1, 2005 to
                         August 31, 2006, 6.25% from September 1, 2006 to August
                         31, 2007, and 6.50% thereafter)

 12.     Senior Enhancement Percentage                                                              _________

 A.  Prior to the Stepdown Date or a Trigger Event is in Effect:
     ----------------------------------------------------------

 Class A Certificates
 --------------------
 13.     Amount Available less all preceding distributions                                          _________

 14.     Class A principal distribution:                                                            _________
         (a)      Class A-1a*                                                                       _________
         (b)      Class A-1b*                                                                       _________
         (c)      Class A-2                                                                         _________
         (d)      Class A-3                                                                         _________
         (e)      Class A-4                                                                         _________
         (f)      Class A-5                                                                         _________

 15.     (a)      Class A-1a Principal Balance                                                      _________
         (b)      Class A-1b Principal Balance                                                      _________
         (c)      Class A-2 Principal Balance                                                       _________

----------
*        Pro rata


         (d)      Class A-3 Principal Balance                                                       _________
         (e)      Class A-4 Principal Balance                                                       _________
         (f)      Class A-5 Principal Balance                                                       _________
         (g)      Class A-IO Notional Amount                                                        _________

 Class M-1 Certificates
 ----------------------
 16.     Class M-1 principal distribution                                                           _________

 17.     (a)      Class M-1 Principal Balance                                                       _________
         (b)      Class M-1 Allocated Realized Loss Amount                                          _________

 Class M-2 Certificates
 ----------------------
 18.     Class M-2 principal distribution                                                           _________

 19.     (a)      Class M-2 Principal Balance                                                       _________
         (b)      Class M-2 Allocated Realized Loss Amount                                          _________

 Class B-1 Certificates
 ----------------------
 20.     Class B-1 principal distribution                                                           _________

 21.     (a)      Class B-1 Principal Balance                                                       _________
         (b)      Class B-1 Allocated Realized Loss Amount                                          _________

 Class B-2 Certificates
 ----------------------
 22.     Class B-2 principal distribution                                                           _________

 23.     (a)      Class B-2 Principal Balance                                                       _________
         (b)      Class B-2 Allocated Realized Loss Amount                                          _________

 B.    Principal Distributions after the Stepdown Date and so long as no Trigger Event
       -------------------------------------------------------------------------------
       is then in effect:
       -----------------

 Class A Certificates
 --------------------
 24.     Amount Available less all preceding distributions                                          _________

 25.     Class A Formula Principal Distribution Amount plus any Overcollateralization Increase      _________
         Amount payable to Class A Certificates

 26.     Class A Principal paid                                                                     _________
         (a)     Class A-1a*                                                                        _________
         (b)     Class A-1b*                                                                        _________
         (c)     Class A-2                                                                          _________
         (d)     Class A-3                                                                          _________
         (e)     Class A-4                                                                          _________
         (f)     Class A-5                                                                          _________
         (g)     Amount by which line 25 exceeds sum of 26(a) through (f)

 27.     (a)     Class A-1a Principal Balance                                                       _________

----------
*        Pro rata


         (b)     Class A-1b Principal Balance                                                       _________
         (c)     Class A-2 Principal Balance                                                        _________
         (d)     Class A-3 Principal Balance                                                        _________
         (e)     Class A-4 Principal Balance                                                        _________
         (f)     Class A-5 Principal Balance                                                        _________
         (g)     Class A-IO Notional Amount

 Class M-1 Certificates
 ----------------------
 28.     (a)     Class M-1 Formula Principal Distribution Amount plus any Overcollateralization     _________
                 Increase Amount payable to Class M-1 Certificates
         (b)     Class M-1 Principal paid                                                           _________

 29.     (a)     Class M-1 Principal Balance                                                        _________
         (b)     Class M-1 Allocated Realized Loss Amount                                           _________

 Class M-2 Certificates
 ----------------------
 30.     (a)     Class M-2 Formula Principal Distribution Amount plus any Overcollateralization     _________
                 Increase Amount payable to Class M-2 Certificates
         (b)     Class M-2 Principal paid                                                           _________

 31.     (a)     Class M-2 Principal Balance                                                        _________
         (b)     Class M-2 Allocated Realized Loss Amount                                           _________

 Class B-1 Certificates
 ----------------------
 32.     (a)     Class B-1 Formula Principal Distribution Amount plus any Overcollateralization     _________
                 Increase Amount payable to Class B-1 Certificates
         (b)     Class B-1 Principal paid                                                           _________

 33.     (a)     Class B-1 Principal Balance                                                        _________
         (b)     Class B-1 Allocated Realized Loss Amount                                           _________

 Class B-2 Certificates
 ----------------------
 34.     (a)     Class B-2 Formula Principal Distribution Amount plus any Overcollateralization     _________
                 Increase Amount payable to Class B-2 Certificates
         (b)     Class B-2 Principal paid                                                           _________

 35.     (a)     Class B-2 Principal Balance                                                        _________
         (b)     Class B-2 Allocated Realized Loss Amount                                           _________

 Distribution of Excess Cashflow
 -------------------------------
 36.     Class B-3I (on November and December 2001 Payment Dates)                                   _________

 37.     (a)     Overcollateralization Increase Amount                                              _________
         (b)     Overcollateralization Amount (after distributions)                                 _________
         (c)     Required Overcollateralization Amount                                              _________

 38.     Unpaid Class A and Class A-IO Interest Carry Forward Amount
         (a)     Class A-IO amount paid                                                             _________
         (b)     Class A-IO amount remaining unpaid                                                 _________


         (c)     Class A-1a amount paid                                                             _________
         (d)     Class A-1a amount remaining unpaid                                                 _________
         (e)     Class A-1b amount paid                                                             _________
         (f)     Class A-1b amount remaining unpaid                                                 _________
         (g)     Class A-2 amount paid                                                              _________
         (h)     Class A-2 amount remaining unpaid                                                  _________
         (i)     Class A-3 amount paid                                                              _________
         (j)     Class A-3 amount remaining unpaid                                                  _________
         (k)     Class A-4 amount paid                                                              _________
         (l)     Class A-4 amount remaining unpaid                                                  _________
         (m)     Class A-5 amount paid                                                              _________
         (n)     Class A-5 amount remaining unpaid                                                  _________

 39.     (a)     Unpaid Class M-1 Interest Carry Forward Amount                                     _________
         (b)     Amount paid                                                                        _________
         (c)     Amount remaining unpaid                                                            _________

 40.     (a)     Unpaid Class M-1 Realized Loss Interest Amount and Unpaid                          _________
                 Class M-1 Realized Loss Amount
         (b)     Amount paid                                                                        _________
         (c)     Amount remaining unpaid                                                            _________

 41.     (a)     Unpaid Class M-2 Interest Carry Forward Amount                                     _________
         (b)     Amount paid                                                                        _________
         (c)     Amount remaining unpaid                                                            _________

 42.     (a)     Unpaid Class M-2 Realized Loss Interest Amount and Unpaid                          _________
                 Class M-2 Realized Loss Amount
         (b)     Amount paid                                                                        _________
         (c)     Amount remaining unpaid                                                            _________

 43.     (a)     Unpaid Class B-1 Interest Carry Forward Amount                                     _________
         (b)     Amount paid                                                                        _________
         (c)     Amount remaining unpaid                                                            _________

 44.     (a)     Unpaid Class B-1 Realized Loss Interest Amount and Unpaid                          _________
                 Class B-1 Realized Loss Amount
         (b)     Amount paid                                                                        _________
         (c)     Amount remaining unpaid                                                            _________

 45.     (a)     Unpaid Class B-2 Interest Carry Forward Amount                                     _________
         (b)     Amount paid                                                                        _________
         (c)     Amount remaining unpaid                                                            _________

 46.     (a)     Unpaid Class B-2 Realized Loss Interest Amount and Unpaid                          _________
                 Class B-2 Realized Loss Amount
         (b)     Amount paid                                                                        _________



         (c)     Amount remaining unpaid                                                            _________

 Unpaid Basis Risk Carryover Shortfall
 -------------------------------------
 47.     Excess Cashflow deposited in Basis Risk Reserve Fund
         (a)      Class A, Class M-1, Class M-2, Class B-1, and Class B-2 Basis Risk Carryover      _________
                  Shortfalls
         (b)      Basis Risk Reserve Shortfall                                                      _________

 48.     (a)      Class A-1a Unpaid Class A Basis Risk Carryover Shortfall                          _________
         (b)      Amount deposited in Class A-1a Yield Maintenance Reserve Fund and paid to Class   _________
                  A-1a Certificates
         (c)      Amount deposited in Basis Risk Reserve Fund and paid to Class A-1a Certificates   _________
         (d)      Amount remaining unpaid                                                           _________

 49.     (a)      Class A-1b Unpaid Class A Basis Risk Carryover Shortfall                          _________
         (b)      Amount deposited in Basis Risk Reserve Fund and paid to Class A-1b Certificates   _________
         (c)      Amount remaining unpaid                                                           _________

 50.     (a)      Class A-2 Unpaid Class A Basis Risk Carryover Shortfall                           _________
         (b)      Amount deposited in Basis Risk Reserve Fund and paid to Class A-2 Certificates    _________
         (c)      Amount remaining unpaid                                                           _________

 51.     (a)      Class A-3 Unpaid Class A Basis Risk Carryover Shortfall                           _________
         (b)      Amount deposited in Basis Risk Reserve Fund and paid to Class A-3 Certificates    _________
         (c)      Amount remaining unpaid                                                           _________

 52.     (a)      Class A-4 Unpaid Class A Basis Risk Carryover Shortfall                           _________
         (b)      Amount deposited in Basis Risk Reserve Fund and paid to Class A-4 Certificates    _________
         (c)      Amount remaining unpaid                                                           _________

 53.     (a)      Class A-5 Unpaid Class A Basis Risk Carryover Shortfall                           _________
         (b)      Amount deposited in Basis Risk Reserve Fund and paid to Class A-5 Certificates    _________
         (c)      Amount remaining unpaid                                                           _________

 54.     (a)      Unpaid Class M-1 Basis Risk Carryover Shortfall                                   _________
         (b)      Amount deposited in Class M-1 Yield Maintenance Reserve Fund and paid to Class    _________
                  M-1 Certificates
         (c)      Amount deposited in Basis Risk Reserve Fund and paid to Class M-1 Certificates    _________
         (d)      Amount remaining unpaid                                                           _________

 55.     (a)      Unpaid Class M-2 Basis Risk Carryover Shortfall                                   _________
         (b)      Amount deposited in Class M-2 Yield Maintenance Reserve Fund and paid to Class    _________
                  M-2 Certificates
         (c)      Amount deposited in Basis Risk Reserve Fund and paid to Class M-2 Certificates    _________
         (d)      Amount remaining unpaid                                                           _________

 56.     (a)      Unpaid Class B-1 Basis Risk Carryover Shortfall                                   _________
         (b)      Amount deposited in Class B-1 Yield Maintenance Reserve Fund and paid to Class    _________
                  B-1 Certificates
         (c)      Amount deposited in Basis Risk Reserve Fund and paid to Class B-1 Certificates    _________


         (d)      Amount remaining unpaid                                                           _________

 57.     (a)      Unpaid Class B-2 Basis Risk Carryover Shortfall                                   _________
         (b)      Amount deposited in Basis Risk Reserve Fund and paid to Class B-2 Certificates    _________
         (c)      Amount remaining unpaid                                                           _________

 58.     Amount distributed to Class B-3I Certificateholder from Yield Maintenance Reserve Accounts _________
         and Basis Risk Reserve Fund

 59.     Amount remaining on deposit in Basis Risk Reserve Fund                                     _________

 Class B-3I Certificate
 ----------------------
 60.     Class B-3I Formula Distribution Amount less lines 5 and 47                                 _________

 Class P Certificate
 -------------------
 61.     Prepayment Charges                                                                         _________

 62.     Principal                                                                                  _________

 Class R
 -------
 63.     Reimbursement of Class R Certificateholder expenses                                        _________

 64.     Class R-III Distribution Amount                                                            _________

 Pool Statistics
 ---------------
 65.     Pool Scheduled Principal Balance                                                           _________

 66.     Pool Factor                                                                                _________

 67.     Dollar Amount of Prepayments                                                               _________

 68.     Home Equity Loans Delinquent (by number and Scheduled Principal Balance)
         (a)      30 - 59 days                                                                      _________
         (b)      60 - 89 days                                                                      _________
         (c)      90 or more days                                                                   _________
         (d)      In foreclosure                                                                    _________
         (e)      In bankruptcy                                                                     _________
         (f)      REO                                                                               _________

 69.     Home Improvement Loans Delinquent (by number and Scheduled Principal Balance)
         (a)      30 - 59 days                                                                      _________
         (b)      60 - 89 days                                                                      _________
         (c)      90 or more days                                                                   _________
         (d)      In foreclosure                                                                    _________
         (e)      In bankruptcy                                                                     _________
         (f)      REO                                                                               _________

 70.     Cumulative Realized Losses                                                                 _________
         (a)      Home equity Loans                                                                 _________
         (b)      Home improvement Loans                                                            _________

         Please contact the Bondholder Relations Department of U.S. Bank Trust National Association at (612) 224-0444 with any questions regarding this Statement or your Distribution.

                                                                       EXHIBIT N

                             FORM OF ADDITION NOTICE

                                                             _____________, 2001

U.S. Bank Trust National Association
180 East Fifth Street
St. Paul, MN  55101

         Re: Pooling and Servicing Agreement (the "Agreement"), dated as of October 1, 2001, among Conseco Finance Corp. (the "Originator"), Conseco Finance Securitizations Corp. (the "Seller") and U.S. Bank Trust National Association as Trustee (the "Trustee") relating to Certificates for Home Equity Loans, Series 2001-D

Ladies and Gentlemen:

         Capitalized terms not otherwise defined in this Notice have the meanings given them in the Agreement. The Seller hereby notifies the Trustee of an assignment to the Trust of Subsequent Loans on the date and in the amounts set forth below:

         Subsequent Transfer Date:  _______________

         Cut-off Date Principal Balance of Subsequent Loans to be assigned to Trust on Subsequent Transfer Date: $_______________.

         Please acknowledge your receipt of this notice by countersigning the enclosed copy in the space indicated below and returning it to the attention of the undersigned.

                                       Very truly yours,

                                       CONSECO FINANCE CORP.


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:


ACKNOWLEDGED AND AGREED:

U.S. BANK TRUST NATIONAL ASSOCIATION

By:
   ------------------------------------
   Name:
   Title:

                                                                       EXHIBIT O

                     FORM OF SUBSEQUENT TRANSFER INSTRUMENT

         In accordance with the Pooling and Servicing Agreement (the "Agreement") dated as of October 1, 2001, among Conseco Finance Corp. (the "Originator"), Conseco Finance Securitizations Corp. (the "Seller") and U.S. Bank Trust National Association as Trustee (the "Trustee"), the Seller does hereby transfer, assign, set over and otherwise convey, without recourse, to Conseco Finance Home Equity Loan Trust 2001-D, created by the Agreement, to be held in trust as provided in the Agreement, (i) all right, title and interest in the home equity and home improvement loans identified in the List of Loans attached hereto as Exhibit A (each a "Subsequent Loan"), including, without limitation, all related mortgages, deeds of trust, security deeds and any and all rights to receive payments on or with respect to the Subsequent Loans (excluding principal due on or before the related Cut-off Date), (ii) all rights under any hazard, flood or other individual insurance policy on the real estate securing a Subsequent Loan for the benefit of the owner of such Loan, (iii) all rights the Originator may have against the originating lender or contractor with respect to the Subsequent Loans originated by a lender or contractor other than the Originator, (iv) all rights under the Errors and Omissions Protection Policy and the Fidelity Bond as such policy and bond relate to the Subsequent Loans,
(v) all rights under any title insurance policies, if applicable, on any of the properties securing Subsequent Loans, (vi) all documents contained in the related Loan Files, and (vii) all rights of the Seller under the Subsequent Transfer Agreement between the Seller and the undersigned dated _________, and
(viii) all proceeds and products of the foregoing.

         This Assignment is made pursuant to and upon the representation and warranties on the part of the Seller contained in Section 2.03 and Article III of the Agreement and no others. All undefined capitalized terms used in this Assignment have the meanings given them in the Agreement.

         IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed this ____ day of __________________, 2001.

                                       CONSECO FINANCE SECURITIZATIONS CORP.


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                       EXHIBIT P

               FORM OF OFFICER'S CERTIFICATE (SUBSEQUENT TRANSFER)

         I, __________________________, hereby certify that I am a [title] of
Conseco Finance Securitizations Corp., a Minnesota corporation (the "Seller"), and that as such I am duly authorized to execute and deliver this certificate on behalf of the Seller in connection with the Pooling and Servicing Agreement dated as of October 1, 2001 (the "Agreement") among the Seller, Conseco Finance Securitizations Corp. and U.S. Bank Trust National Association as Trustee. All capitalized terms used herein without definition have the respective meanings specified in the Agreement. The undersigned further certifies that:

         1. This Certificate is delivered in connection with the sale to the Trust on __________________ (the "Subsequent Transfer Date") of Loans (the "Subsequent Loans") identified in the List of Loans attached to the Subsequent Transfer Instrument of even date herewith.

         2. As of the Subsequent Transfer Date, all representations and warranties in Section 3.01 of the Agreement are true and correct and all representations and warranties in Section 3.03 of the Agreement with respect to the Subsequent Loans are true to the best of his knowledge.

         3. All conditions precedent to the sale of the Subsequent Loans to the Trust under Section 2.03 of the Agreement have been satisfied.

         IN WITNESS WHEREOF, I have affixed hereunto my signature this ____ day of _______________________, 2001.



                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                       EXHIBIT Q

                           FORM OF CLASS R CERTIFICATE

         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS A-IO CERTIFICATES, THE CLASS M CERTIFICATES AND THE CLASS B CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 9.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         THIS CERTIFICATE MAY NOT BE RESOLD OR TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SECTION 9.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         BY ACCEPTANCE OF THIS CERTIFICATE, ANY PERSON THAT ACQUIRES THIS CERTIFICATE OR ANY INTEREST HEREIN, ON BEHALF OF OR WITH PLAN ASSETS OF ANY EMPLOYEE BENEFIT PLAN THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THAT IS DESCRIBED IN SECTION 4975(e)(1) OF THE CODE (EACH, A "PLAN") ACKNOWLEDGES THAT THE CERTIFICATEHOLDER EITHER HAS DELIVERED TO THE ORIGINATOR AND THE TRUSTEE AT ITS OWN EXPENSE AN OPINION OF COUNSEL (SATISFACTORY TO THE ORIGINATOR AND THE TRUSTEE) THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY SUCH PLAN WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE, WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE ORIGINATOR, THE SELLER OR THE SERVICER TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, OR, IF NO SUCH OPINION IS DELIVERED, IS DEEMED TO REPRESENT TO THE TRUSTEE, THE ORIGINATOR, THE SELLER AND THE SERVICER EITHER (I) THAT SUCH PERSON IS NEITHER A PLAN, NOR ACTING ON BEHALF OF A PLAN, SUBJECT TO ERISA OR TO SECTION 4975 OF THE CODE, OR
(II) THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE PLAN ASSETS AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE ORIGINATOR, THE SELLER OR THE SERVICER TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE. THIS CERTIFICATE MAY ONLY BE TRANSFERRED TO A PERMITTED TRANSFEREE (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN); ANY SUCH TRANSFER MUST ALSO SATISFY THE OTHER REQUIREMENTS OF SECTION 9.02 OF SUCH POOLING AND SERVICING AGREEMENT.

Class R                                       NO.

(Subordinate)                                 Percentage Interest:  _________%

Cut-off Date: as defined in the Pooling and Servicing Agreement dated
October 1, 2001

First Payment Date:
November 15, 2001                             CUSIP No. _____________________

Servicer:  Conseco Finance Corp.

                CERTIFICATE FOR HOME EQUITY LOANS, SERIES 2001-D

         ORIGINAL AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE TRUST:
                                  $550,000,000

         This certifies that Green Tree Finance Corp.--Two is the registered owner of the Residual Interest represented by this Certificate, and entitled to certain distributions out of Conseco Finance Home Equity Loan Trust 2001-D (the "Trust"), which includes among its assets a pool of closed-end home equity and home improvement loans (the "Loans") (including, without limitation, all mortgages, deeds of trust and security deeds relating to such Loans and any and all rights to receive payments due on the Loans after the applicable Cut-off
Date). The Trust has been created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of October 1, 2001, among Conseco Finance Corp., as Servicer (the "Originator"), Conseco Finance Securitizations Corp., as Seller (the "Seller") and U.S. Bank Trust National Association, as Trustee of the Trust (the "Trustee"). This Class R Certificate is described in the Agreement and is issued pursuant and subject to the Agreement. The Class R Certificate represents collectively the Class R-III Interest, the Class R-II Interest and the R-I Interest, which represent "residual interests" in the Master REMIC, the Intermediate REMIC and the Subsidiary REMIC, respectively. By acceptance of this Class R Certificate the Holder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement.

         The Agreement contemplates, subject to its terms, payment on the fifteenth day (or if such day is not a Business Day, the next succeeding Business Day) (the "Payment Date") of each calendar month commencing in November 15, 2001, so long as the Agreement has not been terminated, by check to the registered Class R Certificateholder at the address appearing on the Certificate Register as of the Business Day immediately preceding such Payment Date, in an amount equal to the Class R-III Distribution Amount. The final scheduled Payment Date of this Class R Certificate is November 15, 2032 or the next succeeding Business Day if such November 15 is not a Business Day.

         The Class R Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds in the Certificate Account to the extent available for distribution to the Class R Certificateholder as provided in the Agreement for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Class R Certificateholder for any amounts payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. By acceptance of this Certificate, the Class R Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Agreement.

         No transfer of this Certificate or any interest herein to any employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or that is described in Section 4975(e)(1) of the Code or to any person or entity purchasing on behalf of, or with assets of, such an employee benefit plan (each, a "Plan") will be registered unless the transferee, at its expense, delivers to the Originator and the Trustee an opinion of counsel (satisfactory to the Originator and the Trustee) that the purchase and holding of this Certificate by such Plan will not result in the assets of the Trust being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee, the Originator, the Seller or the Servicer to any obligation or liability in addition to those undertaken in the Agreement. Unless such opinion is delivered, each person acquiring this Certificate will be deemed to represent to the Trustee, the Originator, the Seller and the Servicer either (i) that such person is neither a Plan, nor acting on behalf of a Plan, subject to ERISA or to
Section 4975 of the Code, or (ii) that the purchase and holding of this Certificate by such Plan will not result in the assets of the Trust being deemed to be Plan assets and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee, the Originator, the Seller or the Servicer to any obligation or liability in addition to those undertaken in the Agreement.

         This Class R Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Class R Certificateholder free of charge upon a written request to the Trustee.

         As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Class R Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Class R Certificate for registration of transfer at the office or agency maintained by the Trustee in Minneapolis or St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder thereof or his or her attorney duly authorized in writing, and thereupon a new Class R Certificate evidencing the same Class R Certificate will be issued to the designated transferee or transferees.

         The Originator, the Seller, the Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Originator, the Seller, the Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the person in whose name this Class R Certificate is registered as the owner hereof for all purposes, and neither the Originator, the Seller, the Servicer, the Trustee, the Paying Agent, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

         The holder of this Class R Certificate, by acceptance hereof, agrees that, in accordance with the requirements of Section 860D(b)(1) of the Code, the federal tax return of the Trust for its first taxable year shall provide that the Trust (exclusive of the Pre-Funding Account, the Yield Maintenance Reserve Funds and the Basis Risk Reserve Fund) elects to be treated as one or more "real estate mortgage investment conduits" (each, a "REMIC") under the Code for such taxable year and all subsequent taxable years. The Certificates shall be "regular interests" in the REMIC and the Class R Certificate shall represent the "residual interest" in the REMICs. In addition, the holder of this Class R Certificate, by acceptance hereof, (i) agrees to file tax returns consistent with and in accordance with any elections, decisions or other reports made or filed with regard to federal, state or local taxes on behalf of the Trust, and
(ii) agrees to cooperate with the Originator in connection with examinations of the Trust's affairs by tax authorities, including administrative and judicial proceedings, and (iii) makes the additional agreements, designations and appointments, and undertakes the responsibilities, set forth in Section 6.06 of the Agreement.

         This Certificate shall be a "security" for purposes of Article 8,
Section 102(a)(15)(B) of the Uniform Commercial Code and shall be governed by such Article 8 as in effect in the state of Minnesota from time to time.

         IN WITNESS WHEREOF, Conseco Finance Home Equity Loan Trust 2001-D has caused this Certificate to be duly executed by the manual signature of a duly authorized officer of the Trustee.

Dated:  October 25, 2001
                                       CONSECO FINANCE HOME EQUITY
                                       LOAN TRUST 2001-D

                                       By:  U.S. BANK TRUST NATIONAL
                                            ASSOCIATION



                                       By:
                                           -------------------------------------
                                           Authorized Officer

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ____________________________ the within Certificate for Home Equity Loans, Series 2001-D, and does hereby irrevocably constitute and appoint ____________________________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.

Dated:  ______________________

                                       By:
                                           -------------------------------------
                                           Signature

                                                                       EXHIBIT R

                           FORM OF CLASS P CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

         THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 9.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         BY ACCEPTANCE OF THIS CERTIFICATE, ANY PERSON THAT ACQUIRES THIS CERTIFICATE OR ANY INTEREST HEREIN BY, ON BEHALF OF OR WITH PLAN ASSETS OF, ANY EMPLOYEE BENEFIT PLAN THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THAT IS DESCRIBED IN SECTION 4975(e)(1) OF THE CODE (EACH, A "PLAN") ACKNOWLEDGES THAT EITHER THE CERTIFICATEHOLDER HAS DELIVERED TO THE ORIGINATOR AND THE TRUSTEE AT ITS OWN EXPENSE AN OPINION OF COUNSEL (SATISFACTORY TO THE ORIGINATOR AND THE TRUSTEE) THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE ORIGINATOR, THE SELLER OR THE SERVICER TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, OR, IF NO SUCH OPINION IS DELIVERED, IS DEEMED TO REPRESENT TO THE TRUSTEE, THE ORIGINATOR, THE SELLER AND THE SERVICER EITHER (I) THAT SUCH PERSON IS NEITHER A PLAN, NOR ACTING ON BEHALF OF A PLAN, SUBJECT TO ERISA OR TO SECTION 4975 OF THE CODE, OR (II) THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE PLAN ASSETS AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE ORIGINATOR, THE SELLER OR THE SERVICER TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

Class P                                       NO.   R-1

Cut-off Date:                                 Denomination:  $100.00
as defined in the Pooling and
Servicing Agreement dated
October 1, 2001                               Aggregate Denomination of all
                                              Class P Certificates: $100.00
First Payment Date:
November 15, 2001                             Percentage Interest:  100%

Servicer:  Conseco Finance Corp.


                        CERTIFICATE FOR HOME EQUITY LOANS
                             SERIES 2001-D, CLASS P

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN CONSECO FINANCE CORP. OR ANY AFFILIATE THEREOF, EXCEPT TO THE EXTENT SET FORTH IN THE AGREEMENT.

         This certifies that Green Tree Finance Corp.-Two is the registered owner of the undivided Percentage Interest represented by this Certificate, entitled to certain distributions out of Conseco Finance Home Equity Loan Trust 2001-D (the "Trust"), which includes among its assets a pool of closed-end home equity loans (the "Loans") (including, without limitation, all mortgages, deeds of trust and security deeds relating to such Loans and any and all rights to receive payments due on the Loans after the applicable Cut-off Date or Subsequent Cut-off Date). The Trust has been created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of October 1, 2001, among Conseco Finance Corp., as Originator and Servicer (the "Originator"), Conseco Finance Securitizations Corp., as Seller (the "Seller"), and U.S. Bank Trust National Association, as Trustee of the Trust (the "Trustee"). This Certificate is one of the Certificates described in the Agreement and is issued pursuant and subject to the Agreement. By acceptance of this Certificate the holder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement.

         The Agreement contemplates, subject to its terms, payment on the fifteenth day (or if such day is not a Business Day, the next succeeding Business Day) (the "Payment Date") of each calendar month commencing on November 15, 2001, so long as the Agreement has not been terminated, by check (or, if such Certificateholder so desires, by wire transfer pursuant to instructions delivered to the Trustee at least 10 days prior to such Payment Date) to the registered Certificateholder at the address appearing on the Certificate Register as of the Business Day immediately preceding such Payment Date, in an amount equal to the Certificateholder's Percentage Interest of the Class P Distribution Amount for such Payment Date. Distributions on the Class P Certificates are limited in right of payment to certain collections respecting the Loans. The final scheduled Payment Date of this Certificate is November 15, 2032 or the next succeeding Business Day if such November 15 is not a Business Day.

         The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds in the Certificate Account to the extent available for distribution to the Certificateholder as provided in the Agreement for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholder for any amounts payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. By acceptance of this Certificate, the Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Agreement.

         No transfer of this Certificate or any interest herein to any employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or that is described in Section 4975(e)(1) of the Code or to any person or entity purchasing on behalf of, or with assets of, such an employee benefit plan (each, a "Plan") will be registered unless the transferee, at its expense, delivers to the Originator and the Trustee an opinion of counsel (satisfactory to the Originator and the Trustee) that the purchase and holding of this Certificate by such Plan will not result in the assets of the Trust being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee, the Originator, the Seller or the Servicer to any obligation or liability in addition to those undertaken in the Agreement. Unless such opinion is delivered, each person acquiring this Certificate will be deemed to represent to the Trustee, the Originator, the Seller and the Servicer either (i) that such person is neither a Plan, nor acting on behalf of a Plan, subject to ERISA or to
Section 4975 of the Code, or (ii) that the purchase and holding of this Certificate by such Plan will not result in the assets of the Trust being deemed to be Plan assets and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee, the Originator or the Servicer to any obligation or liability in addition to those undertaken in the Agreement.

         This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Certificateholder free of charge upon a written request to the Trustee.

         As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in Minneapolis or St. Paul, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Certificates evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Originator, the Seller, the Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Originator, the Seller, the Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Originator, the Seller, the Servicer, the Trustee, the Paying Agent, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

         IN WITNESS WHEREOF, Conseco Finance Home Equity Loan Trust 2001-D has caused this Certificate to be duly executed by the manual signature of a duly authorized officer of the Trustee.

Dated:  October 25, 2001

                                       CONSECO FINANCE HOME EQUITY
                                       LOAN TRUST 2001-D

                                       By:  U.S. BANK TRUST NATIONAL
                                            ASSOCIATION


                                       By:
                                           -------------------------------------
                                           Authorized Officer

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto the within Certificate for Home Equity Loans, Series 2001-D, and does hereby irrevocably constitute and appoint Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.

Dated: ____________________


                                       By:
                                           -------------------------------------
                                           Signature